UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.
2
054
9
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 1 4 a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

THE MACERICH COMPANY
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per exchange Act Rules 14a-6(i)(1) and 0-11.

The Macerich Company

April 21, 2023

Dear Fellow Stockholders:

You are cordially invited to attend our 2023 Annual Meeting of Stockholders to be held on Wednesday, May 31, 2023 at 10:00 a.m. local time at The Fairmont Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California 90401. The accompanying Notice and Proxy Statement contain details concerning the matters to be considered during our Annual Meeting.

At our Annual Meeting, you will be asked to consider and vote on the following matters:

(1)	election of the ten directors named in the accompanying Proxy Statement;

(2)	approval of our Amended and Restated 2003 Equity Incentive Plan;

(3)	approval, on a non-binding, advisory basis, of the compensation of our named executive officers as described in the accompanying Proxy Statement;

(4)	approval, on a non-binding, advisory basis, of the frequency of future advisory votes on the compensation of our named executive officers;

(5)	ratification of the appointment of KPMG LLP as our independent registered public accounting firm; and

(6)	the transaction of such other business as may properly come before our Annual Meeting and any postponement or adjournment thereof.

Our Board of Directors unanimously recommends that you vote your shares:

“FOR” the election of the ten directors named in the accompanying Proxy Statement;

“FOR” the approval of our Amended and Restated 2003 Equity Incentive Plan;

“FOR” the approval of the compensation of our named executive officers as described in the accompanying Proxy Statement;

“ONE YEAR” for the frequency of future advisory votes on the compensation of our named executive officers; and

“FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm.

We are pleased to again take advantage of the Securities and Exchange Commission rules that allow us to furnish proxy materials to our stockholders over the Internet. We believe that this e-proxy process expedites stockholders’ receipt of proxy materials, while also lowering the costs and reducing the environmental impact of our Annual Meeting. On or about April 21, 2023, we mailed to most of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and 2022 Annual Report to Stockholders and authorize their proxies online. All other stockholders will receive these materials by mail. If you only received a Notice of Internet Availability of Proxy Materials by mail, the Notice contains instructions on how you can obtain a paper copy of the Proxy Statement and Annual Report.

Your vote is important. Whether or not you plan to attend our Annual Meeting, we urge you to submit your Proxy to ensure your shares are represented and voted at our Annual Meeting. If you attend our Annual Meeting, you may continue to have your shares voted as instructed on your Proxy or you may withdraw your Proxy at the meeting and vote your shares in person by following the instructions for doing so in the accompanying Proxy Statement.

We look forward to seeing you at our Annual Meeting and thank you for your continued support.

Thomas E. O’Hern	Steven R. Hash
Chief Executive Officer	Chairman of the Board

THE MACERICH COMPANY

401 WILSHIRE BOULEVARD

SUITE 700

SANTA MONICA, CALIFORNIA 90401

NOTICE OF THE 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 31, 2023

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of The Macerich Company, a Maryland corporation (the “Company”), will be held on Wednesday, May 31, 2023 at 10:00 a.m. local time at The Fairmont Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California 90401, to consider and vote upon:

(1)	the election of ten directors, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies;

(2)	the approval of our Amended and Restated 2003 Equity Incentive Plan;

(3)	the approval, on a non-binding, advisory basis, of the compensation of our named executive officers as described in the accompanying Proxy Statement;

(4)	the approval, on a non-binding, advisory basis, of the frequency of future advisory votes to approve the compensation of our named executive officers;

(5)	the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

(6)	the transaction of such other business as may properly come before our Annual Meeting and any postponement or adjournment thereof.

Action may be taken on the foregoing matters at our Annual Meeting on the date specified above, or on any date or dates to which our Annual Meeting may be postponed or adjourned. Only stockholders of record of our common stock at the close of business on March 24, 2023 will be entitled to notice of, and to vote at, our Annual Meeting.

Your vote is important. Whether or not you plan to attend our Annual Meeting, we urge you to submit your Proxy to ensure your shares are represented and voted at our Annual Meeting. If you attend our Annual Meeting, you may continue to have your shares voted as instructed on your Proxy or you may withdraw your Proxy at the meeting and vote your shares in person by following the instructions for doing so in our Proxy Statement.

Record stockholders may authorize their Proxies:

•	By Internet: Go to the website address shown on your Proxy.

•	By Toll-Free Telephone: If you received a printed set of Proxy Materials by mail, you may call the toll-free number shown on your Proxy and follow the recorded instructions.

•	By Mail: If you received a printed set of Proxy Materials by mail, you may mark, sign, date and promptly return the enclosed Proxy in the postage-paid envelope.

Beneficial stockholders: If your shares of common stock are held by a bank, broker or other nominee, please follow the instructions you receive from your bank, broker or other nominee on how to authorize voting of your shares of common stock at our Annual Meeting.

By Order of the Board of Directors

Ann C. Menard

Secretary

Santa Monica, California

April 21, 2023

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in our Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting or authorizing a proxy to vote your shares. Page references are supplied to help you find further information in our Proxy Statement.

Our Annual Meeting

TIME AND DATE: 10:00 a.m. local time on Wednesday, May 31, 2023	PLACE: The Fairmont Miramar Hotel 101 Wilshire Boulevard Santa Monica, California	RECORD DATE: Close of business on March 24, 2023

Voting

Each share of our common stock, par value $0.01 per share (“Common Stock”), entitles the holder thereof to one vote for each director nominee and one vote on each of the other proposals to be voted upon at our Annual Meeting.

You may vote or authorize a proxy to vote by any of the following methods:

Internet: Go to the website address shown on your Proxy until 11:59 p.m., Eastern Time, the day before the Annual Meeting.

Telephone: Call the toll-free number shown on your Proxy and follow the recorded instructions. The deadline for submitting your Proxy by telephone is 11:59 p.m., Eastern Time, the day before the Annual Meeting.

Mail: Mark, sign, date and return your Proxy in the postage-paid envelope promptly so that it is received prior to the Annual Meeting.

In Person: If you are a stockholder of record, you may vote in person by attending the Annual Meeting. If your shares are held in street name, you will need to obtain a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting prior to voting in person.

About Our Annual Meeting (page 1)

We provide answers to many questions about our Annual Meeting, including how to vote your shares, in our Q&A section beginning on page 1 of our Proxy Statement.

Proposals and Board Recommendations

Proposal		Board Recommendation	Page Reference
Proposal 1	Election of Ten Directors	For all nominees	5
Proposal 2	Approval of our Amended and Restated 2003 Equity Incentive Plan	For	70
Proposal 3	Non-Binding Advisory Vote to Approve the Compensation of our Named Executive Officers	For	78
Proposal 4	Non-Binding Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers	One Year	79
Proposal 5	Ratification of the Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023	For	80
Transaction of any other business that properly comes before our Annual Meeting and any postponement or adjournment thereof

2023 PROXY STATEMENT    i

PROXY STATEMENT SUMMARY

Our Business Highlights (page 36)

OPERATIONAL ACHIEVEMENTS:

• Generated 7.5% same-center NOI (“NOI”), excluding lease termination income, growth in 2022 compared to 2021; this is our Company’s second consecutive year of strong NOI growth, with 6.08% growth in 2021 compared to 2020 (as defined in Appendix I)

• Achieved 2.8% comparable tenant sales growth in 2022 compared to 2021 for spaces < 10,000 square feet; sales per square foot productivity of $869, nearly a historic high for our Company’s portfolio

• Refinanced or extended $1.7 billion of secured debt ($1.4 billion at the Company’s share) in a very challenging capital market environment

• Increased common stock dividend by 13.3% in fourth quarter of 2022

• Sustained occupancy growth:

➢  Increased occupancy by 1.1% in 2022 compared to 2021

➢  Increased occupancy by 4.1% in the past seven quarters since pandemic-driven low of 88.5% as of March 31, 2021

LEASING ACHIEVEMENTS:

• Strongest leasing volume since prior to the Global Financial Crisis, with 974 executed leases totaling approximately 3.8 million square feet

• Executed leases with 88 new-to-portfolio brands for over 440,000 square feet across 101 stores

• Effected approximately 328 multi-store package deals encompassing 1.6 million square feet, leveraging the scale of our Company’s national portfolio

• Maintained a strong leasing pipeline for 2023 and 2024, including 2.0 million square feet of signed leases and another 540,000 square feet of leases in process

• Achieved positive leasing spreads versus the expiring base rent of 4.0% for the trailing 12 months as of December 31, 2022, from a wide range of categories including digitally native and emerging brands, health and fitness, grocery, entertainment, food and beverage, sports and co-working office

• Executed deals on new stores with numerous prominent retailers and branding, including Zara and Primark at Queens Center, Hermes at Scottsdale Fashion Square, Round One Bowling & Amusement at Arrowhead Towne Center, Target at Danbury Fair and Kings Plaza, Arte Museum at Santa Monica Place and Life Time at Scottsdale Fashion Square and Paradise Valley

CORPORATE RESPONSIBILITY STRATEGY ACHIEVEMENTS:

• Launched a cross-disciplinary advisory group, MacImpact, to redefine how we advance our corporate social responsibility and industry-leading environmental efforts while growing long-term value and making lasting impacts for all stakeholders

COMMUNITY OUTREACH ACHIEVEMENTS:

• $1.1 million in total philanthropic contributions with over $326,000 in employee-driven donations to a variety of organizations through our employer match program

• Supported local communities through the execution of more than 2,100 events at our Regional Town Centers, from movies and concerts to cultural events and farmers’ markets

• Donated over 472,000 meals to organizations that help people living with food insecurity

• Hosted 187 blood drive events at our Regional Town Centers, collecting life-saving donations that impacted up to 30,000 lives

• 955 employee volunteer hours logged through the Macerich Volunteer Program

ii 2023 PROXY STATEMENT

PROXY STATEMENT SUMMARY

ENVIRONMENTAL/ SUSTAINABILITY ACHIEVEMENTS:

• In Arizona, we purchased 17.5 million kWh of renewable energy from the new 100-megawatt Salt River Project Central Line solar plant, reducing our fossil fuel use across all centers in Arizona by almost 20%

• Powered on our 750-kilowatt solar project at Queens Center in New York City, which will produce over 1 million kWh annually – approximately 20% of the center’s needed energy – and will bring the center’s on-site green energy generation to more than 50% of total consumption

• #1 GRESB ranking within Retail/Americas for the eighth consecutive year

• #23 on Environmental Protection Agency’s Green Power Partnership List of Top 30 On-Site Generation Companies

• In the top tier CDP Climate ‘A’ List for the seventh year

• Continued to align our environmental and sustainability programs with the United Nations Sustainable Development Goals

EMPLOYEE ENGAGEMENT/ CULTURE ACHIEVEMENTS:

• Built on 2021 progress in leadership representation with individuals identifying as female accounting for 67% of promotions at the Vice President level and individuals identifying as female from underrepresented groups accounting for 33% of all promotions at the Vice President level

• Relaunched our MacMentorship program, touching more than 90% of departments across the Company, with 83 mentor-mentee pairs active in 2022

• Expanded our summer internship program, which partners with the ICSC Foundation Launch Academy and the joint Nareit, The Urban Land Institute and Future Housing Leaders Foundation to provide underrepresented college students the opportunity to explore careers in commercial real estate

• Supported our Employee Resource Groups – Parents at Macerich and Veterans at Macerich – to create inclusive spaces for their respective communities and foster greater belonging through conversation, collaboration, learning and peer support

Director Nominees (page 7)

Name	Age	Director Since	Occupation	Independent	Committee Memberships	Other Public Company Boards

Peggy Alford	51	2018	Executive Vice President, Global Sales, PayPal	✓	Audit (Chair)	Meta Platforms, Inc.

Eric K. Brandt	60	2018	Retired Executive Vice President and Chief Financial Officer of Broadcom Corporation	✓	Capital Allocation (Chair); Compensation	NortonLifeLock Inc.; Dentsply Sirona Inc. and Lam Research Corporation

Edward C. Coppola	68	1994	President of our Company		None	None

Steven R. Hash	58	2015	Retired Co-Founder, President and Chief Operating Officer of Renaissance Macro Research, LLC	✓	Executive (Chair); ex officio on other committees	Alexandria Real Estate Equities, Inc. and Nuveen Global Cities REIT, Inc.

Enrique Hernandez, Jr.	67	2022	Executive Chairman, Inter-Con Security Systems, Inc.	✓	Nominating and Corporate Governance	Chevron Corporation and McDonald’s Corporation

Daniel J. Hirsch	49	2018	Chief Financial Officer and Secretary, Anzu Special Acquisition Corp I	✓	Compensation; Nominating and Corporate Governance	Anzu Special Acquisition Corp I; Broadmark Realty Capital Inc; Nuburu Inc.

Marianne Lowenthal	62	2022	President and Sole Principal, Granadier Co.	✓	Audit	None

Thomas E. O’Hern	67	2018	Chief Executive Officer of our Company		Capital Allocation; Executive	Douglas Emmett, Inc.

Steven L. Soboroff	74	2014	Managing Partner, Soboroff Partners	✓	Compensation; Nominating and Corporate Governance (Chair)	None

Andrea M. Stephen	58	2013	Retired Executive Vice President, Investments of The Cadillac Fairview Corporation Limited	✓	Capital Allocation; Compensation (Chair); Executive	Slate Grocery REIT

2023 PROXY STATEMENT    iii

PROXY STATEMENT SUMMARY

Approval of our Amended and Restated 2003 Equity Incentive Plan (page 70)

On March 28, 2023, our Board of Directors approved an amendment and restatement of our existing Amended and Restated 2003 Equity Incentive Plan, as currently in effect (our “2003 Incentive Plan”), subject to stockholder approval, to increase the aggregate number of shares of the Company’s Common Stock available for issuance thereunder by 5,200,000 shares and to extend the term of the plan to May 31, 2033. We are asking our stockholders to approve our Amended and Restated 2003 Equity Incentive Plan which is attached hereto as Appendix II (our “Amended 2003 Incentive Plan”). For a description of these amendments and a summary of our Amended 2003 Incentive Plan, please see page 74 of this Proxy Statement.

Advisory Say-on-Pay Vote (page 78)

We maintain an open line of communication with our investors on our compensation programs and our governance practices. At our 2022 annual meeting of stockholders, our stockholders approved our say-on-pay non-binding, advisory vote by approximately 96% of the votes cast.

Please review our Compensation Discussion and Analysis and the accompanying executive compensation tables for additional details about our executive compensation program, including information about our named executive officers’ 2022 compensation.

Advisory Vote on the Frequency of Future Say-on-Pay Advisory Votes (page 79)

Our stockholders currently have the opportunity to participate annually in an advisory vote on the compensation of our named executive officers. We continue to believe that say-on-pay votes should be conducted every year so that our stockholders may annually express their views on our executive compensation program.

Ratification of our Independent Registered Public Accounting Firm (page 80)

We are asking our stockholders to consider and vote upon the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Executive Compensation Program Highlights (page 33)

Our executive compensation program is designed to align our executive compensation with long-term stockholder interests as described in our Compensation Discussion and Analysis.

EXECUTIVE COMPENSATION

WHAT WE DO

✓

Pay for Performance. Executive compensation is heavily weighted toward “at risk” performance-based compensation. For our Chief Executive Officer, over 85% of his target compensation is contingent on our Company’s operating and stock performance. For our other named executive officers, 80% of their respective average target compensation depends on our Company’s operating and stock performance.

✓

Performance-Based Compensation. For both our Chief Executive Officer and President, 75% of their long-term incentive equity awards are in the form of performance-based LTIP Unit awards, which are subject to vesting based on our operational metrics and relative total stockholder return (“TSR”) compared to U.S.-based publicly-traded equity real estate investment trusts (“REITs”) that are categorized as “mall” or “shopping center” REITs. For our other named executive officers, 50% of their long-term incentive equity awards are in the form of performance-based LTIP Unit awards. Operational metrics and relative TSR performance are measured over a three-year period.

✓	“Double-Trigger” Equity Vesting. Our equity awards are subject to double-trigger vesting acceleration in connection with a change in control.

iv 2023 PROXY STATEMENT

PROXY STATEMENT SUMMARY

✓

Robust Stock Ownership Guidelines. Our Chief Executive Officer is required to own Common Stock with a value equal to 6x his base salary and our other named executive officers are required to own Common Stock with a value equal to 3x their respective base salaries. For purposes of meeting our stock ownership policies, certain of our other equity securities and units of The Macerich Partnership, L.P. (our “Operating Partnership”) may be combined with shares of Common Stock held by such individual. See “Stock Ownership Policies” in this Proxy Statement.

✓

Holding Period. Until the minimum required stock ownership level is achieved, our named executive officers must retain 50% of the net-after-tax profit shares from vesting of equity compensation awards.

✓

Clawback Policy. We maintain a clawback policy to recapture certain cash and equity incentive payments to executive officers that were based on inaccurate financial results that are subsequently restated, if the amount of the executive officer’s incentive compensation would have been lower had the financial results been properly reported. We will revise our clawback policy to comply with Rule 10D-1 under the Securities Exchange Act of 1934, as amended (“Exchange Act”), adopted by the Securities and Exchange Commission (“SEC”) in October 2022 once final listing standards are adopted by the New York Stock Exchange (“NYSE”).

✓	Independent Compensation Consultant. The Compensation Committee engages an independent compensation consulting firm that provides us with no other services.

✓	Annual Say-on-Pay. We annually submit our executive compensation program for our named executive officers to say-on-pay advisory votes for stockholder consideration.

WHAT WE DON’T DO

Î	No Excessive Risk Taking. Our compensation program does not encourage excessive risk taking by participants.

Î	No Excise Tax Gross-Up Provisions. None of our agreements provide for excise tax gross-ups.

Î

No Repricing. We do not permit repricing of underwater options or stock appreciation rights (“SARs”) or permit exchange of underwater options or SARs for other awards or cash, without prior stockholder approval.

Î	Anti-Hedging. We do not allow hedging, monetization transactions, short sales or the purchase and sale of publicly traded options in our securities by any director, officer or employee.

Î

Anti-Pledging. We do not allow our directors or executive officers to pledge our securities unless they otherwise meet our stock ownership requirements. None of our directors or officers currently pledges our securities.

Corporate Governance Highlights (page 13)

Our Board of Directors is committed to strong corporate governance. Our governance framework is designed to promote the long-term interests of our stockholders and strengthen Board and management accountability.

CORPORATE GOVERNANCE

WHAT WE DO

✓

MUTA Opt Out. In 2019, we opted out of the provisions of Title 3, Subtitle 8 of the Maryland General Corporation Law (often referred to as the Maryland Unsolicited Takeovers Act (“MUTA”)) and are prohibited from opting back into any of the MUTA provisions, including the provision allowing the Board to self-classify, without stockholder approval.

✓	No Poison Pill. No Stockholder Rights Plan in effect.

✓	Annual Election of Directors. Our Board consists of a single class of directors who stand for election each year.

✓

Majority Voting Standard for Directors with Director Resignation Policy. Our Bylaws include a majority voting standard for the election of directors. Under our Guidelines on Corporate Governance, any incumbent director who fails to receive the required vote for re-election must offer to resign from our Board of Directors.

2023 PROXY STATEMENT v

PROXY STATEMENT SUMMARY

✓	Independent Board. Eight of our ten director nominees are independent and all members serving on our Audit, Compensation and Nominating and Corporate Governance Committees are independent.

✓	Proxy Access. Our Bylaws include market-standard proxy access nominating provisions.

✓	Right to Amend our Bylaws. Our Bylaws permit stockholder-proposed bylaw amendments.

✓	Executive Sessions of our Board. An executive session of independent directors is held following each regularly-scheduled quarterly Board meeting.

✓

Independent Chairman. Our Independent Chairman ensures strong and independent leadership of our Board of Directors by, among other things, presiding at all meetings of our Board and calling and presiding at executive sessions of the non-management directors.

✓

Board Evaluations. Our Nominating and Corporate Governance Committee oversees annual evaluations of our Board and its committees, including separate committee self-evaluations, which are conducted by an independent third party. In addition, the Independent Chairman met individually with each director in 2022 to discuss key Board topics.

✓	Regular Succession Planning. As part of our human capital management strategy, a high priority is placed on regular and thoughtful succession planning for our senior management.

✓	No Over-boarding. Our written governance policy limits director membership on other public company boards subject to the discretion of our Board.

✓

Risk Oversight by Full Board and Committees. A principal function of our Board is to oversee risk assessment and risk management related to our business. Oversight for specific areas of risk exposure is delegated to our Board committees.

✓

Code of Ethics. A robust code of ethics is in place for our directors, officers and employees and a supplementary code of ethics is in place specifically for our Chief Executive Officer and senior financial officers.

✓

Environmental, Social and Governance (“ESG”) Oversight. Our Nominating and Corporate Governance Committee has primary oversight responsibility for our ESG programs, together with a cross-functional management committee to coordinate and communicate on our ESG initiatives.

✓	Stockholder-requested Meetings. Our Bylaws permit stockholders to request the calling of special meetings of stockholders.

✓

Stockholder Engagement. Our Company and Board are committed to regularly engaging with our stockholders on our Company’s governance practices, compensation programs, performance, strategic direction and other key matters. Our Board and management continue to actively engage with our stockholders on an ongoing basis.

✓

Board Refreshment and Diversity. We have a commitment to Board refreshment and diversity—70% of our current directors have been elected to our Board since mid-2015. Additionally, when selecting nominees, our Board focuses on increasing various aspects of our Board’s diversity. Women represent 30% of our director nominees for election at our Annual Meeting and the average age of our director nominees is 61 years, with significant age diversification.

vi 2023 PROXY STATEMENT

THE MACERICH COMPANY

401 WILSHIRE BOULEVARD

SUITE 700

SANTA MONICA, CALIFORNIA 90401

PROXY STATEMENT

FOR 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 31, 2023

We are sending you this Proxy Statement in connection with the solicitation of Proxies by our Board of Directors for exercise at our 2023 Annual Meeting of Stockholders and at any postponement or adjournment thereof. We are first providing this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and Proxy to our stockholders on or about April 21, 2023. Our 2022 Annual Report to Stockholders (“2022 Annual Report”), including financial statements for the fiscal year ended December 31, 2022, is being provided to stockholders concurrently with this Proxy Statement. Our 2022 Annual Report, however, is not part of the proxy solicitation material. We sometimes refer to The Macerich Company as our “Company,” “Macerich,” “we” or “us” and to our 2023 Annual Meeting of Stockholders, including any postponement or adjournment thereof, as our “Annual Meeting.”

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 31, 2023. The Notice of the 2023 Annual Meeting, this Proxy Statement and our 2022 Annual Report are available at www.proxyvote.com.

ABOUT OUR ANNUAL MEETING

When and where is our Annual Meeting?

Our Annual Meeting will be held on Wednesday, May 31, 2023 at 10:00 a.m. local time at The Fairmont Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California 90401.

What are the purposes of our Annual Meeting?

At our Annual Meeting, our stockholders will consider and vote on the following matters:

(1)	the election of ten directors, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies;

(2)	the approval of our Amended and Restated 2003 Equity Incentive Plan;

(3)	the approval, on a non-binding, advisory basis, of the compensation of our named executive officers as described in this Proxy Statement;

(4)	the approval, on a non-binding, advisory basis, of the frequency of future advisory votes on the compensation of our named executive officers; and

(5)	the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

In addition, our stockholders will transact any other business that properly comes before our Annual Meeting and any postponement or adjournment thereof. Management will also respond to appropriate questions from our stockholders.

2023 PROXY STATEMENT 1

ABOUT OUR ANNUAL MEETING

Who is entitled to vote?

Only holders of record of our Common Stock at the close of business on the record date, March 24, 2023, are entitled to notice of, and to vote at, our Annual Meeting. Holders of Common Stock are entitled to cast one vote for each director nominee and one vote on each of the other proposals to be voted upon at our Annual Meeting. Our Common Stock is our only class of securities entitled to vote at our Annual Meeting. Under applicable law and our charter, stockholders are not entitled to cumulative voting rights in the election of our directors.

Who is entitled to attend our Annual Meeting?

All of our stockholders of record as of the close of business on the record date, or their duly appointed Proxy holders, may attend our Annual Meeting. If you are not a stockholder of record but hold shares through a broker, bank or other nominee and wish to attend the meeting, you should provide proof of beneficial ownership as of the record date, such as an account statement reflecting your stock ownership as of the record date, a copy of the voting instruction form provided by your broker, bank or other nominee, or other similar evidence of ownership. If you do not have proof of ownership, you may not be admitted to our Annual Meeting. Each stockholder and Proxy holder may be asked to present a valid government-issued photo identification, such as a driver’s license or passport, before being admitted. Cameras, recording devices and other electronic devices will not be permitted, and attendees may be subject to security inspections and other security precautions.

What constitutes a quorum?

The presence, in person or by Proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at our Annual Meeting is necessary to constitute a quorum for the transaction of business at our Annual Meeting. As of the record date, 215,095,210 shares of Common Stock were outstanding and entitled to be voted by the holders thereof. Abstentions and broker non-votes will count toward the presence of a quorum. A “broker non-vote” occurs when there are both routine and non-routine matters on the proxy card and the broker marks a vote on the routine matter (either as instructed by the client or, if not instructed, in the broker’s discretion) and does not vote on the non-routine matters because under the rules of the NYSE (“NYSE Rules”) the broker has no voting authority on such matters without the client’s instruction.

How do I vote?

Voting in Person at our Annual Meeting.    If you are a stockholder of record as of the close of business on the record date and attend our Annual Meeting, you may vote in person. If your shares of Common Stock are held in street name and you wish to vote in person at our Annual Meeting, you will need to obtain and present prior to voting at our Annual Meeting a “legal proxy” from the broker, bank or other nominee through which your shares of Common Stock are held of record. Obtaining a legal proxy usually takes several days.

Voting by Proxy for Shares Registered Directly in the Name of the Stockholder.    If you hold your shares of Common Stock in your own name as a holder of record with our transfer agent, Computershare Trust Company, N.A., you may instruct the Proxy holders how to vote your shares of Common Stock in one of the following ways:

•

Authorize your Proxy by Internet. You may authorize your Proxy over the Internet. The website for Internet authorization is provided on your Proxy in the printed set of Proxy materials that you received. Internet authorization is available 24 hours per day until 11:59 p.m., Eastern Time, the day before our Annual Meeting. In order to authorize your Proxy, you will need to have the control number that appears on the Proxy you received.

•

Authorize your Proxy by Telephone. If you received a printed set of the Proxy materials, you may authorize your Proxy by telephone by calling the toll-free number listed on your Proxy. Telephone authorization is available 24 hours per day until 11:59 p.m., Eastern Time, the day before our Annual Meeting. When you call, please have your Proxy in hand, and you will receive a series of voice instructions which will allow you to instruct your Proxy how to vote your shares of Common Stock. To authorize your Proxy by telephone, you will also need your control number referred to above.

•

Submit your Proxy by Mail. If you received a printed set of the Proxy materials, you may submit your Proxy by mail by marking, signing and dating the Proxy enclosed with the Proxy materials you received and returning it promptly to Broadridge Financial Solutions, Inc. in the postage-paid envelope provided.

Voting by Proxy for Shares Held in Street Name. If your shares of Common Stock are held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to authorize voting of your shares of Common Stock at our Annual Meeting.

2 2023 PROXY STATEMENT

ABOUT OUR ANNUAL MEETING

What if I sign and return a Proxy by mail or authorize my Proxy by telephone or the Internet but do not specify how I wish to vote my shares?

If you sign and return a Proxy or authorize your Proxy by telephone or the Internet but do not specify how your shares will be voted on one or more matters listed in the Notice of our Annual Meeting, the shares will be voted with respect to such matters as follows:

FOR the election of each of the ten nominees for director named in this Proxy Statement;

FOR the approval of our Amended and Restated 2003 Equity Incentive Plan;

FOR the approval, on a non-binding, advisory basis, of the compensation of our named executive officers;

ONE YEAR for the frequency of future advisory votes on the compensation of our named executive officers; and

FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

The holders of the Proxy will also have authority to vote in their discretion on any other matter that may be properly brought before our Annual Meeting and any postponement or adjournment thereof.

What does it mean if I receive more than one Proxy?

If you own shares of our Common Stock in more than one account—for example, in a joint account with your spouse and in your individual brokerage account—you may have received more than one set of Proxy materials. To ensure that all of your shares are voted, please follow each of the separate Proxy voting instructions that you received for your shares of Common Stock held in each of your different accounts.

Will other matters be voted on at our Annual Meeting?

It is not anticipated that any matter, other than those set forth in this Proxy Statement, will be presented at our Annual Meeting. If other matters are properly presented, Proxies will be voted by the Proxy holders in their discretion. Stockholder votes will be tabulated by the person appointed to act as inspector of election for our Annual Meeting.

May I change my vote or revoke my Proxy after I return my Proxy?

If you are a stockholder of record as of the record date, you may change your vote or revoke your Proxy before it has been voted at our Annual Meeting by:

•	filing a written revocation with the Secretary of The Macerich Company, at 401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401;

•	authorizing a new Proxy by Internet, telephone or mail after the time and date of the previously authorized Proxy in the manner provided above under “How do I vote?”; or

•	appearing in person and voting by ballot at our Annual Meeting.

Any stockholder of record as of the record date attending our Annual Meeting may vote in person whether or not a Proxy has been previously given, but the presence (without further action) of a stockholder at our Annual Meeting will not constitute revocation of a previously submitted Proxy.

For shares of Common Stock you hold in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at our Annual Meeting, by appearing in person and voting at our Annual Meeting.

2023 PROXY STATEMENT 3

ABOUT OUR ANNUAL MEETING

What are our Board of Directors’ recommendations?

Unless you give other instructions on your Proxy, the persons named as Proxy holders on the Proxy will vote a properly submitted Proxy in accordance with the recommendations of our Board of Directors. Our Board’s recommendations, together with the description of each matter, are set forth in this Proxy Statement. Our Board recommends that you vote your shares:

FOR the election of ten directors, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies;

FOR the approval of our Amended and Restated 2003 Equity Incentive Plan;

FOR the approval, on a non-binding, advisory basis, of the compensation of our named executive officers;

ONE YEAR for the frequency of future advisory votes on the compensation of our named executive officers; and

FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

With respect to any other matter that properly comes before our Annual Meeting or any postponement or adjournment thereof, the Proxy holders will vote on such matter in their discretion.

What vote is required to approve each matter?

Assuming the presence of a quorum, the affirmative vote of a majority of all of the votes cast on the matter at our Annual Meeting in person or by Proxy is required by our charter and/or Bylaws for the election of each director nominee (proposal 1), for the approval of our Amended 2003 Incentive Plan (proposal 2), for the approval, on a non-binding, advisory basis, of the compensation of our named executive officers (proposal 3), for the determination, on a non-binding, advisory basis, of the frequency of future advisory votes on the compensation of our named executive officers (proposal 4) and for the ratification of the appointment of KPMG LLP to serve as our independent registered public accounting firm (proposal 5). In the event that no option for the frequency of future advisory votes receives a majority of the votes cast, we will consider the option that receives the most votes to be the option selected by stockholders. For purposes of these proposals, abstentions and broker non-votes, if any, will not be counted as votes cast and therefore will have no effect on the outcome of any of these proposals.

The proposal to approve the compensation of our named executive officers and the proposal on the frequency of future advisory votes on the compensation of our named executive officers are advisory only and are not binding on our Company or our Board. Our Board values the opinion of our stockholders and our Board, or an appropriate committee of our Board, will consider the outcome of the vote on this proposal in considering what action, if any, should be taken in response to the advisory vote by stockholders.

4 2023 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Introduction: How Our Board Composition is Aligned with our Strategy

We have a long-term four-pronged business strategy that focuses on acquisition, leasing and management, redevelopment and development of regional town centers. We believe that our business requires specialized skills across a broad array of disciplines for effective and profitable operations. Our Board of Directors consists of a highly experienced group of business leaders who share our values, oversee and support our strategy and reflect our culture. Many of our directors have served as executive officers or on boards and board committees of major companies and have an extensive understanding of the principles of corporate governance. Our nominees have experience in the following fields that are relevant to our Company, business, industry and strategies:

•	retail;

•	commercial real estate;

•	finance, capital markets and investments;

•	business operations;

•	transactions;

•	development;

•	risk oversight and management; and

•	digital and e-commerce.

Under our Bylaws, our Board of Directors determines the number of our directors, provided that the number shall never be less than the minimum required by the Maryland General Corporation Law, which is one, nor more than twelve. Our Board of Directors currently consists of eleven directors.

Pursuant to the director retirement policy included in our Guidelines on Corporate Governance, our Nominating and Corporate Governance Committee did not recommend Mr. John Alschuler for re-election at our Annual Meeting. Mr. Alschuler’s term as a director will expire at our Annual Meeting and our Board has decided to reduce the size of the Board by one member upon the retirement of Mr. Alschuler. The Board extends its gratitude and appreciation to him for his dedication and many contributions to our Company.

Each of our director nominees was previously elected to serve on our Board by our stockholders. Our director nominees, if elected at our Annual Meeting, will serve until our annual meeting of stockholders in 2024 and until their respective successors are duly elected and qualify.

Our Board of Directors, based on the recommendations of its Nominating and Corporate Governance Committee, has nominated the following individuals to serve as directors of our Company:

• Peggy Alford	• Daniel J. Hirsch

• Eric K. Brandt	• Marianne Lowenthal

• Edward C. Coppola	• Thomas E. O’Hern

• Steven R. Hash	• Steven L. Soboroff

• Enrique Hernandez, Jr.	• Andrea M. Stephen

Each of our director nominees has consented to be nominated and to serve if elected. However, if any nominee becomes unable or unwilling for good cause to serve as a director if elected, the Proxy holders may vote for another person nominated by our Board of Directors, or the Board may reduce the size of the Board and number of nominees.

Our Board of Directors will consider a nominee for election to our Board recommended by a stockholder of record if the stockholder submits a written notice regarding such recommendation to the Nominating and Corporate Governance Committee c/o our Secretary in the manner described under the heading “Our Board of Directors and its Committees—Director Selection Process.”

2023 PROXY STATEMENT 5

PROPOSAL 1: ELECTION OF DIRECTORS

Our charter and Bylaws provide that our directors are required to be elected by the affirmative vote of a majority of all the votes cast on the matter in person or by Proxy at our Annual Meeting at which a quorum is present. Our Guidelines on Corporate Governance further provide that any incumbent director who fails to receive the required vote for re-election must offer to resign from our Board. In that case, the Nominating and Corporate Governance Committee will make a recommendation to our Board on whether to accept or reject the offer to resign. Our Board will then act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision within 90 days after the date of the certification of the election results. If the offer to resign is not accepted, the director will continue to serve until the next annual meeting and until the director’s successor is elected and qualifies. If the offer to resign is accepted, then our Board, in its sole discretion, may fill any resulting vacancy or may decrease the size of our Board pursuant to our charter and Bylaws. The director whose offer to resign is under consideration will not participate in the Nominating and Corporate Governance Committee’s or our Board’s decision regarding whether to accept or reject such director’s offer to resign.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF OUR DIRECTOR NOMINEES. PROXIES RECEIVED WILL BE VOTED “FOR” EACH OF OUR DIRECTOR NOMINEES UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

6 2023 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

INFORMATION REGARDING DIRECTOR NOMINEES

Our Nominating and Corporate Governance Committee and our Board believe that considering diversity is consistent with the goal of creating a Board that best serves the needs of our Company and the interests of our stockholders. Our Board seeks a mix of backgrounds and experience among its members, including gender, sexual orientation, racial and ethnic diversity or other characteristics that may positively contribute to the diversity of the Board. Under our Guidelines on Corporate Governance, the Nominating and Corporate Governance Committee shall ensure to the greatest extent practicable that the pool of prospective director candidates that it considers to fill any vacancy or additional director position includes one or more female candidates, one or more LGBTQ+ candidates or one or more racially or ethnically diverse candidates if, at such time, the Board is lacking gender diversity, LGBTQ+ diversity or racial/ethnic diversity, respectively. The Nominating and Corporate Governance Committee uses its judgment to identify nominees whose viewpoints, backgrounds, experience and other demographics, taken as a whole, contribute to the high standards of service on our Board. The following matrix highlights the mix of key skills, qualities and experiences of the nominees that, among other factors, led our Board and the Nominating and Corporate Governance Committee to recommend these nominees for election to our Board. The matrix is intended to depict notable areas of focus for each director, and not having a mark does not mean that a particular director does not possess that qualification or skill. Nominees have developed competencies in these skills through education, direct experience and oversight responsibilities. The demographic information presented below is based on voluntary self-identification by each nominee. More information on each director’s qualifications and background is included in the director biographies on the following pages. Each continuing director has served since first elected.

Gender Diversity: 30% of all directors on our Board’s slate are women	Board Refreshment: 5.5 years average tenure for independent directors on our Board’s slate	Board Diversity: 50% of independent directors on our Board’s slate are racial/ethnic/gender diverse

	Peggy Alford	Eric Brandt	Edward Coppola	Steven Hash	Enrique Hernandez	Daniel Hirsch	Marianne Lowenthal	Thomas O’Hern	Steven Soboroff	Andrea Stephen

Knowledge, Skills & Experience

Chief Executive Officer/ President/Founder	✓	✓	✓	✓	✓		✓	✓	✓

Chief Financial Officer	✓	✓				✓		✓

Retail and/or Commercial Real Estate			✓	✓		✓	✓	✓	✓	✓

Financial Literacy	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Finance/Capital Markets/ Investment	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Business Operations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Risk Oversight/ Management	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

International	✓	✓		✓	✓					✓

Transactional Experience	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

ESG Oversight				✓	✓	✓		✓	✓

Technology Expertise	✓	✓			✓

Demographics

Race/Ethnicity	Black/ Multiracial	White	White	White	Hispanic	White	White	White	White	White

Gender Expression	Female	Male	Male	Male	Male	Male	Female	Male	Male	Female

LGBTQ+							✓

Board Tenure

Years	5	5	29	8	1	5	1	5	9	10

2023 PROXY STATEMENT 7

PROPOSAL 1: ELECTION OF DIRECTORS

Peggy Alford

Independent Director Nominee

Director Since: 2018

Age: 51

Board Committees: Audit (Chair)

Other Current Public Company Boards: Meta Platforms, Inc.

Principal Occupation and Business Experience:

Ms. Alford has served as Executive Vice President, Global Sales at PayPal since March 2020. She rejoined PayPal as their Senior Vice President of Core Markets on March 1, 2019, leading commercial teams in the largest and most established markets, including North America, UK, Germany, Austria, Switzerland and Australia. Ms. Alford was elected to the board of Meta Platforms, Inc. (formerly, Facebook, Inc.) in May 2019. From September 2017 to February 2019, Ms. Alford was the Chief Financial Officer and Head of Operations for the Chan Zuckerberg Initiative, a philanthropic organization that brings together world-class engineering, grant-making, impact investing, policy and advocacy work, with oversight of finance, real estate, facilities and general operations. Prior to joining the Chan Zuckerberg Initiative, Ms. Alford held a variety of senior positions at PayPal from May 2011 to August 2017, including Vice President, Chief Financial Officer of Americas, Global Customer and Global Credit, where she was responsible for all finance and analytics for PayPal’s Global Merchant and Global Consumer Business Units, its Global Credit business, and its North America and Latin America regions. She also served as PayPal’s Senior Vice President of Human Resources, People Operations and Global Head of Cross Border Trade. From 2007 to 2011, Ms. Alford was President and General Manager of Rent.com (an eBay Inc. company), also serving as its Chief Financial Officer from October 2005 to March 2009. Ms. Alford earned a Bachelor of Science degree in Accounting and Business Administration from the University of Dayton and is a certified public accountant.

Key Qualifications, Experience and Attributes:

Ms. Alford’s wide-ranging financial and operational experience, technology and omnichannel knowledge and significant experience leading complex businesses are invaluable to our Board. Her fresh perspectives and contributions to our Company are also informed by Ms. Alford’s strong digital expertise and track record of driving growth and innovation through data analytics, areas which have become increasingly critical to our business. In addition to her strong managerial and operational background, Ms. Alford brings deep financial expertise to our Board, based on which she serves as our Audit Committee chairperson and has been determined by our Board to be an audit committee financial expert.

Eric K. Brandt

Independent Director Nominee

Director Since: 2018

Age: 60

Board Committees: Capital Allocation (Chair); Compensation

Other Current Public Company Boards: Dentsply Sirona Inc.; Lam Research Corporation; NortonLifeLock Inc.

Former Public Company Directorships Within the Last Five Years: Chairman of the Board, Altaba Inc.

Selected Directorships and Memberships: Georgia Tech President’s Advisory Board

Principal Occupation and Business Experience:

Mr. Brandt served as the Executive Vice President and Chief Financial Officer of Broadcom Corporation, a global supplier of semiconductor devices, from February 2010 to February 2016, and served as Broadcom’s Senior Vice President and Chief Financial Officer from March 2007 to February 2010. From September 2005 until March 2007, Mr. Brandt served as President, Chief Executive Officer and member of the Board of Directors of Avanir Pharmaceuticals, Inc. Beginning in 1999, he held various positions at Allergan, Inc., a global specialty pharmaceutical company, including Executive Vice President of Finance and Technical Operations and Chief Financial Officer. Prior to joining Allergan, Mr. Brandt spent ten years with The Boston Consulting Group, a privately held global business consulting firm.

Key Qualifications, Experience and Attributes:

Mr. Brandt’s experience as a chief executive and chief financial officer across the financial services, technology and healthcare industries gives him a broad understanding of the operational, financial and strategic matters facing our Company. His service on other public company boards, including as an audit committee member and chair, a compensation committee and governance committee member and chair and his governance, financial, technology, marketing and brand management knowledge provides our Board with important insights.

8 2023 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Edward C. Coppola

Director Nominee

Director Since: 1994

Age: 68

Principal Occupation and Business Experience:

Mr. Coppola was elected our President in September 2008 and oversees our acquisitions and dispositions, department store relationships and development/redevelopment projects. Mr. Coppola was previously an Executive Vice President from our formation through September 2004 and was our Senior Executive Vice President and Chief Investment Officer from October 2004 until his election as President. He has over 40 years of shopping center experience with The Macerich Group and our Company and is one of our founders. Mr. Coppola is also an attorney.

Key Qualifications, Experience and Attributes:

Mr. Coppola has deep relationships and experience in our industry and in the retail and shopping center landscape. As President, he provides our Board with important information about the overall conduct of our Company’s business and valuable knowledge regarding our operations, plans and direction. Our Board appreciates his long history and experience in the shopping center industry as well as his expertise with respect to investment planning, finance, capital markets, acquisition, disposition and development matters.

Steven R. Hash

Independent Director Nominee

Director Since: 2015

Age: 58

Board Committees: Executive (Chair) and ex-officio on other committees

Other Public Company Boards: Alexandria Real Estate Equities, Inc.; Nuveen Global Cities REIT, Inc.

Former Public Company Directorships Within the Last Five Years: DiamondPeak Holdings Corp.

Principal Occupation and Business Experience:

Mr. Hash was the co-founder of Renaissance Macro Research, LLC, an equity research and trading firm focused on macro research in the investment strategy, economics and Washington policy sectors, and served as President and Chief Operating Officer from its inception in 2012 until his retirement in April 2020. Between 1993 and 2012, Mr. Hash held various leadership positions with Lehman Brothers (and its successor, Barclays Capital), including Global Head of Real Estate Investment Banking from 2006 to 2012, Chief Operating Officer of Global Investment Banking from 2008 to 2011, Director of Global Equity Research from 2003 to 2006, Director of U.S. Equity Research from 1999 to 2003, and Senior Equity Research Analyst from 1993 to 1999 covering the Real Estate Investment Trusts sector.

Key Qualifications, Experience and Attributes:

Mr. Hash serves as our Independent Chairman of the Board and brings extensive knowledge of real estate investment strategy and economic trends through years of real estate industry research and investment banking both domestically and internationally. In addition to important insights into the equity and capital markets and investor perspectives, he has valuable experience in accounting and financial reporting based upon his years as an auditor and senior equity research analyst. He also has important corporate governance and board leadership expertise, as well as human capital management and talent development knowledge through his positions at other publicly traded companies and at our Company.

2023 PROXY STATEMENT 9

PROPOSAL 1: ELECTION OF DIRECTORS

Enrique Hernandez, Jr.

Independent Director Nominee

Director Since: 2022

Age: 67

Board Committees: Nominating and Corporate Governance

Other Public Company Boards: Chevron Corporation; McDonald’s Corporation

Former Public Company Directorships Within the Last Five Years: Wells Fargo & Company

Selected Directorships and Memberships: Catalyst; Harvard College Visiting Committee; Harvard University Resources Committee; Ronald McDonald House Charities; John Randolph Haynes and Dora Haynes Foundation

Principal Occupation and Business Experience:

Mr. Hernandez served as Chairman and Chief Executive Officer of Inter-Con Security Systems, Inc. (“Inter-Con”), a provider of security services to corporations, governments, diplomatic missions and non-profit organizations from 1986 through 2021 and now serves as Executive Chairman. He was President of Inter-Con from 1986 to 2018 and served as Executive Vice President and Assistant General Counsel from 1984 to 1986. Mr. Hernandez earned his bachelor’s degree in government and economics from Harvard University and received his law degree from The Harvard Law School.

Key Qualifications, Experience and Attributes:

Mr. Hernandez brings significant experience to our Board with more than three decades of business leadership in various industries. His tenure as lead director and non-executive chairman at Nordstrom, Inc., as well as his current board memberships, provide our Board with valuable knowledge and perspective in corporate governance, leadership and human capital development, finance and brand management.

Daniel J. Hirsch

Independent Director Nominee

Director Since: 2018

Age: 49

Board Committees: Compensation; Nominating and Corporate Governance

Other Public Company Boards: Anzu Special Acquisition Corp I; Broadmark Realty Capital Inc.; Nuburu Inc.

Former Public Company Directorships Within the Last Five Years: Playa Hotels & Resorts N.V.

Principal Occupation and Business Experience:

Mr. Hirsch has served as the Chief Financial Officer and Secretary of Anzu Special Acquisition Corp I since October 1, 2022. He was a principal of Cascade Acquisitions Holdings, LLC, the sponsor of a special purpose acquisition company, Cascade Acquisition Corp. and served as its chief operating officer and chief financial officer from November 2020 through May 2022. From 2003 to December 2016, Mr. Hirsch held several senior positions at Farallon Capital Management, L.L.C. (“FCM”), an investment firm that manages capital on behalf of institutions and individuals, including Managing Member of the Real Estate Group from 2009 to December 2016, Managing Director from 2007 to 2008 and Legal Counsel from 2003 to 2006. He was a consultant to FCM from January 2017 through March 2020. Mr. Hirsch graduated from Yale Law School with a J.D., and summa cum laude with a Bachelor of Arts in Law, Jurisprudence and Social Thought from Amherst College.

Key Qualifications, Experience and Attributes:

Mr. Hirsch’s knowledge of the capital markets and real estate sector, as well as his investment experience, makes him a valuable member of our Board. In addition, Mr. Hirsch’s substantive public company board experience, including his ten-year tenure on the board of directors of Playa and his current service as a member of the board of directors of Broadmark brings valuable knowledge and experience to our Board deliberations.

10 2023 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Marianne Lowenthal

Independent Director Nominee

Director Since: 2022

Age: 62

Board Committees: Audit

Selected Directorships and Memberships: Board of Directors, Los Angeles Tourism and Convention; Sustaining Board of Directors, UCLA Anderson Graduate School of Management Ziman Center for Real Estate

Principal Occupation and Business Experience:

Ms. Lowenthal has served as the President and sole principal of Granadier Co., a real estate firm focused on development and redevelopment of multi-family and mixed-use properties in Southern California, since April 1, 2022. From January 2005 to March 2022, she served as Executive Vice President of Development for Combined Properties, Incorporated, leading the national acquisition and development team in mixed-use, retail, residential and hotel projects in highly valued infill markets, primarily in Southern California and the Washington DC area. Ms. Lowenthal was Executive Vice President of Development at the Bond Companies from 2000 to 2004, leading the design and development teams in mixed-use, residential and retail projects.

Key Qualifications, Experience and Attributes:

As a real estate professional for over 30 years, Ms. Lowenthal provides mixed-use, retail, hotel and multifamily development and redevelopment expertise, in addition to project management experience in the areas of design, entitlements, construction and leasing. As a new Board member beginning in 2022, Ms. Lowenthal adds a fresh and valuable perspective on our Company’s opportunities and operations.

Thomas E. O’Hern

Director Nominee

Director Since: 2018

Age: 67

Board Committees: Capital Allocation; Executive

Other Public Company Boards: Douglas Emmett, Inc.

Selected Directorships and Memberships: Advisory Board of Governors, National Association of Real Estate Investment Trusts; Board of Leaders, The USC Marshall School of Business; Board of Trustees, Torrance Memorial Medical Center Foundation

Principal Occupation and Business Experience:

On January 1, 2019, Mr. O’Hern became our Chief Executive Officer and is responsible for the strategic direction and overall management of our Company. Mr. O’Hern became one of our Senior Executive Vice Presidents in September 2008 and was our Chief Financial Officer and Treasurer from July 1994 until his election as Chief Executive Officer. Mr. O’Hern was an Executive Vice President from December 1998 through September 2008 and served as a Senior Vice President from March 1993 to December 1998. From our formation to July 1994, he served as Chief Accounting Officer, Treasurer and Secretary.

Key Qualifications, Experience and Attributes:

As our Chief Executive Officer and long-time Chief Financial Officer, our Board values Mr. O’Hern’s many years of leadership, senior executive expertise, strategic direction and his deep relationships and experience in our industry and in the retail and shopping center industry generally. His knowledge of our Company and the REIT industry, tax matters and complex joint venture structuring, strategic planning, expertise in both debt and equity in the capital markets, the financial and operational elements of our Company’s business, as well as his extensive relationships with key stakeholders, including partners, lenders, stockholders and tenants, will continue to provide our Board with critical information to oversee and direct the management of our Company. In addition, his many years of experience on the board of Douglas Emmett, Inc. and his role as audit committee chairman will continue to serve him well on our Board.

2023 PROXY STATEMENT 11

PROPOSAL 1: ELECTION OF DIRECTORS

Steven L. Soboroff

Independent Director Nominee

Director Since: 2014

Age: 74

Board Committees: Compensation; Nominating and Corporate Governance (Chair)

Principal Occupation and Business Experience:

Steve Soboroff is the managing partner of Soboroff Partners, a shopping center development and leasing company, and has served in such capacity since 1978. In August 2013, Mr. Soboroff was appointed to the Board of Police Commissioners by Los Angeles Mayor Eric Garcetti and has twice been chosen as the Commission’s President by his fellow commissioners. His term, per the Los Angeles City Charter, expires in 2023. During 2001 to 2010, he served in the roles of Chairman and CEO as well as President of Playa Vista, one of the country’s most significant multi-use real estate projects. Mr. Soboroff also was President of the Los Angeles Recreation and Parks Commission from 1995 to 2001 and a member of the Los Angeles Harbor Commission. In addition, Mr. Soboroff is a board member of several non-profit philanthropic and academic organizations.

Key Qualifications, Experience and Attributes:

Mr. Soboroff is a well-recognized business and government leader with a distinguished record of public and private accomplishments. Mr. Soboroff contributes to the mix of experience and qualifications of our Board through both his real estate and government experience and leadership. During his career in both the public and private sectors, Mr. Soboroff acquired significant financial, real estate, managerial, and public policy knowledge as well as substantial business and government relationships. Our Board values his extensive real estate knowledge and insight into retail operations, developments and strategy, and his wealth of government relations experience.

Andrea M. Stephen

Independent Director Nominee

Director Since: 2013

Age: 58

Board Committees: Capital Allocation; Compensation (Chair); Executive

Other Public Company Boards: Slate Grocery REIT

Former Public Company Directorships Within the Last Five Years: Boardwalk Real Estate Investment Trust; First Capital Real Estate Investment Trust

Selected Directorships and Memberships: Board of Directors, Enwave Energy Corporation

Principal Occupation and Business Experience:

Ms. Stephen served as Executive Vice President, Investments for The Cadillac Fairview Corporation Limited (“Cadillac Fairview”), one of North America’s largest real estate companies, from October 2002 to December 2011 and as Senior Vice President, Investments for Cadillac Fairview from May 2000 to October 2002, where she was responsible for developing and executing Cadillac Fairview’s investment strategy. Prior to joining Cadillac Fairview, Ms. Stephen held the position of Director, Real Estate with the Ontario Teachers’ Pension Plan Board, the largest single profession pension plan in Canada, from December 1999 to May 2000, as well as various portfolio manager positions from September 1995 to December 1999.

Key Qualifications, Experience and Attributes:

With over 25 years in the real estate industry and extensive transactional and management experience, Ms. Stephen has a broad understanding of the operational, financial and strategic issues facing real estate companies. She brings management expertise, leadership capabilities, financial knowledge and business acumen to our Board. Her significant international investment experience also provides a global perspective as well as international relationships. In addition, her service on various boards provides valuable insight and makes her an important contributor to our Board.

12 2023 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

CORPORATE GOVERNANCE

THE BOARD OF DIRECTORS AND ITS COMMITTEES

BOARD OF DIRECTORS

•  Nine of our current directors and eight of our director nominees are independent under the NYSE listing standards.

•  All of the members of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent.

Our Company is managed under the direction of our Board of Directors, which is currently composed of eleven members. Our Board of Directors met five times in 2022. Each of our directors attended more than 75% of the aggregate number of meetings of our Board and of each committee on which he or she served during 2022.

DIRECTOR INDEPENDENCE

For a director to be considered independent, our Board must determine that the director does not have any material relationship with our Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with our Company). Our Board has established Director Independence Standards to assist it in determining director independence. The Director Independence Standards establish exclusionary standards that conform to the independence requirements of the NYSE listing standards and categorical standards that identify permissible immaterial relationships between our directors and our Company. These Director Independence Standards are included in our Guidelines on Corporate Governance, which are available at www.macerich.com under “Investors—Corporate Governance.” The information contained on, or available through, our website is not incorporated by reference into this Proxy Statement. Our Board has determined that Mr. Alschuler and the following eight non-employee director nominees do not have any material relationship with our Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with our Company) and each is an independent director under our Director Independence Standards: Messrs. Brandt, Hash, Hernandez, Hirsch and Soboroff and Mses. Alford, Lowenthal and Stephen. Messrs. Coppola and O’Hern are not independent directors because they are current executive-level employees of our Company.

COMMITTEE CHARTERS

The charters for the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and the Executive Committee are available at www.macerich.com under “Investors—Corporate Governance.” The information contained on, or available through, our website is not incorporated by reference into this Proxy Statement.

Board Committee Memberships

During 2022, our Board had standing Audit, Compensation, Nominating and Corporate Governance and Executive Committees. The current members of these committees, the principal functions of each committee and the number of meetings held in 2022 are described below. Our Board intends to make changes to the composition of its committees effective as of the date of our Annual Meeting so that the membership of each committee will satisfy the requirements of each committee’s written charter and applicable NYSE Rules.

2023 PROXY STATEMENT 13

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

In April 2020, our Board established a Capital Allocation Committee to assist our Board with reviewing and evaluating our short- and long-term capital needs in light of, among other things, the impacts of COVID-19 on our business. In 2022, the Capital Allocation Committee was comprised of Eric K. Brandt, Steven R. Hash, Diana M. Laing, Thomas E. O’Hern and Andrea M. Stephen and chaired by Mr. Brandt. The Capital Allocation Committee met two times during 2022 and all members attended each meeting. Our Board may from time to time establish other special or standing committees to facilitate the management of our Company or to discharge specific duties delegated by our full Board.

COMMITTEE FUNCTIONS

•  appoints, evaluates, approves the compensation of, and, where appropriate, replaces our independent registered public accountants

•  reviews our financial statements with management and our independent registered public accountants

•  reviews and approves with our independent registered public accountants the scope and results of the audit engagement

•  pre-approves audit and permissible non-audit services provided by our independent registered public accountants

•  reviews the independence and qualifications of our independent registered public accountants

•  reviews the adequacy of our internal accounting controls, legal and regulatory compliance and risk assessment and management

•  oversees information technology, cybersecurity and other data protection strategies and plans

•  reviews and approves related-party transactions in accordance with our Related Party Transaction Policies and Procedures as described below

MEMBERS Peggy Alford, Chair* John H. Alschuler* Marianne Lowenthal Steven R. Hash*, ex officio * Audit Committee Financial Expert Number of Meetings: 7

COMMITTEE FUNCTIONS

•  approves and evaluates our executive officer compensation plans, policies and programs

•  reviews annually our overall compensation structure and philosophy

•  reviews and approves compensation for our executive officers

•  reviews and recommends director compensation to our Board

•  administers certain of our employee benefit and stock plans

•  approves the compensation and oversees the work of any compensation advisers

•  conducts the independence assessment with respect to any compensation advisers

MEMBERS Andrea M. Stephen, Chair Eric K. Brandt Daniel J. Hirsch Steven L. Soboroff Steven R. Hash, ex officio Number of Meetings: 5

COMMITTEE FUNCTIONS

•  assists our Board in identifying individuals qualified to become Board members and recommends to our Board candidates for election as directors by our stockholders or by our Board to fill a vacancy occurring between stockholder meetings

•  recommends to our Board director nominees for each Board committee

•  recommends adoption of and changes to our Guidelines on Corporate Governance

•  leads our Board in its annual evaluation of the performance of our Board and our committees

•  provides strategic oversight of our Company’s ESG policies and programs

•  performs such other duties and responsibilities as are set forth in its charter or delegated by our Board, including developing a succession plan to ensure continuity in management and our Board

MEMBERS Steven L. Soboroff, Chair Daniel J. Hirsch Enrique Hernandez, Jr. Steven R. Hash, ex officio Number of Meetings: 2

COMMITTEE FUNCTIONS

•  exercises the powers and authority of our Board between Board meetings as permitted by applicable law

•  implements the policy decisions of our Board on matters not delegated to other committees of our Board

MEMBERS Steven R. Hash*, Chair Thomas E. O’Hern Andrea M. Stephen * Independent Chairman of the Board No meetings held in 2022

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Related Party Transaction Policies and Procedures

The Audit Committee administers our written Related Party Transaction Policies and Procedures. These policies are designed to assist with the proper identification, review and disclosure of related party transactions and apply generally to any transaction, arrangement or relationship, or series of similar transactions, arrangements or relationships, in which our Company or an affiliate is a participant, where the amount involved exceeds $120,000 and a related party has a direct or indirect material interest. A related party generally includes any person who is, or was in the last fiscal year, a director, director nominee, executive officer, stockholder of more than 5% of our Common Stock, an immediate family member of any of the foregoing, or an entity in which one of the foregoing serves as an executive officer, general partner, principal or has a 10% or greater beneficial interest to the extent such information is provided to our Company or is otherwise publicly available. Under the policies and procedures, transactions that fall within this definition will be reported to our Chief Legal Officer or Chief Financial Officer and referred to the Audit Committee for approval or other action. In determining whether to approve a transaction, the Audit Committee will consider all of the relevant facts and circumstances, including the related party’s interest, the amount involved in the transaction, and whether the transaction has terms no less favorable than those generally available from an unrelated third party. The Audit Committee will approve such transaction if it determines, in good faith, that under all of the circumstances the transaction is fair to our Company. In addition, any related party transaction previously approved by the Audit Committee or otherwise already existing that is ongoing in nature will be reviewed by the Audit Committee annually to ensure that such transaction has been conducted in accordance with the previous approval granted by the Audit Committee, if any, and remains appropriate. There were no related party transactions identified in 2022.

Risk Oversight

One of the principal functions of our Board of Directors is to provide oversight concerning our Company’s assessment and management of risk related to our business. Our Board of Directors is involved in risk oversight through direct decision-making authority with respect to fundamental financial and business strategies and major corporate activities, as well as through its oversight of management and the committees of our Board.

Management is responsible for identifying the material risks facing our Company, implementing appropriate risk management strategies and ensuring that information with respect to material risks is shared with our Board and/or the appropriate Board committee. In connection with this responsibility, members of management provide regular reports to our Board regarding business operations and strategic planning, financial planning and budgeting, and material litigation and regulations, including any material risk to our Company relating to such matters. Our Board of Directors believes that the processes it has established to administer our Board’s risk oversight function would be effective under a variety of leadership frameworks and therefore these processes do not have any material effect on our Company’s leadership structure described under the heading “Board Leadership Structure” below.

Our Board has delegated oversight for specific areas of risk exposure to our Board committees as follows:

AUDIT COMMITTEE

As required by the NYSE listing standards, the Audit Committee is responsible for periodically discussing our Company’s overall risk assessment and risk management policies with management, our Company’s internal auditors and our independent registered public accounting firm as well as our Company’s plans to monitor, control and minimize such risk and exposure. The Audit Committee is also responsible for primary risk oversight related to our financial reporting, accounting and internal controls, cybersecurity oversight and also oversees risk related to our compliance with legal and regulatory requirements.

COMPENSATION COMMITTEE

The Compensation Committee is responsible for overseeing our Company’s assessment and management of risk related to our Company’s compensation plans, policies and overall philosophy as more fully described below under “Compensation Risk Assessment.”

NOMINATING AND CORPORATE

GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee oversees the policies and procedures related to management succession, including both emergency CEO succession and CEO succession in the ordinary course of business and the evaluation of emergent environmental, social and governance-related risks.

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At each regular meeting of our Board of Directors, the chairperson of each committee reports to the full Board regarding the matters reported and discussed at any committee meetings, including any risk exposure and risk management policies with respect to such matters. In addition, the Audit Committee receives updates on the Company’s cybersecurity, including cybersecurity controls and procedures, at each quarterly meeting and the full Board receives an annual briefing from the Company’s Senior Vice President, Information Technology. Our Company conducts mandatory cybersecurity training for employees and has an information security insurance policy in place. Our Chief Executive Officer, Chief Legal Officer and/or Chief Financial Officer regularly attend meetings of our committees when they are not in executive session. In addition, our directors are free to communicate directly with members of management and each committee charter provides that the committee may retain outside advisors at our Company’s expense.

Compensation Risk Assessment.     We believe that our compensation programs do not encourage unnecessary or excessive risk taking that could have a material adverse effect on our Company. The Compensation Committee considers, in establishing and reviewing our executive compensation program, whether the program encourages unnecessary or excessive risk taking and has concluded that it does not. Base salaries are fixed in amount and we believe do not encourage risk taking. While our annual incentive compensation program focuses on short-term or annual performance, our executives’ annual bonuses are determined based on the Compensation Committee’s consideration of a variety of corporate and individual performance factors as described below under “Compensation Discussion and Analysis.” Therefore, the Compensation Committee believes that the annual bonus program appropriately balances risk and the desire to focus executives on short-term goals important to our success and that it does not encourage unnecessary or excessive risk taking.

A significant portion of the compensation provided to our named executive officers is in the form of equity awards that further align executives’ interests with those of our stockholders. The Compensation Committee believes that these awards do not encourage unnecessary or excessive risk taking since the ultimate value of the awards is tied to our operational metrics and stock price and since a large percentage of our grants are subject to vesting schedules to help ensure that executives always have significant value tied to our long-term stock price performance. As described in our “Compensation Discussion and Analysis,” an important component of our executive compensation program is the grant of performance-based LTIP Unit awards that vest based on our performance over the applicable performance period. The Compensation Committee believes these awards as well as our other LTIP Unit awards provide additional incentives for executives to create value for our stockholders and, together with the executives’ equity ownership in our Company pursuant to our Stock Ownership Policies as described below, help further link their interests with those of our stockholders.

Additional Compensation Committee Matters.     The Compensation Committee charter provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of any compensation consultant, independent legal counsel or other adviser as it deems necessary to assist in the evaluation of director or executive officer compensation and is directly responsible for the appointment, compensation and oversight of the work of any such compensation consultant, independent legal counsel or other adviser. The Compensation Committee periodically engages independent compensation consultants to assist in the development and review of our director and executive officer compensation programs, including evolving compensation trends and market survey data. The Compensation Committee retains Frederic W. Cook & Co., Inc. (“FW Cook”), a nationally recognized independent compensation consulting firm, to advise on the design and competitive positioning of our executive and non-employee director compensation programs and make recommendations for change, as appropriate. The Compensation Committee considered the independence of FW Cook and determined that its engagement of FW Cook does not raise any conflicts of interest with our Company or any of our directors or executive officers. FW Cook provides no other consulting services to our Company, our executive officers or directors.

Mr. O’Hern generally attended the Compensation Committee meetings in 2022 (excluding any executive sessions) and provided his analysis and recommendations with respect to our executive compensation program, including the compensation for our other executive officers. While Mr. O’Hern’s input is viewed by the Compensation Committee as an integral and vital part of the compensation process, the Compensation Committee is solely responsible for making the final decision regarding the form and amount of compensation for our executive officers. The Compensation Committee may also form and delegate authority to subcommittees, when appropriate, with each subcommittee to consist only of independent directors. No such subcommittee has been formed to date.

Director Selection Process

The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee periodically assesses the appropriate size of our Board of Directors, and whether any vacancies are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers various potential candidates for director. Candidates may come to the

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attention of the Nominating and Corporate Governance Committee through current Board members, officers, professional search firms or other persons. These candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee and may be considered at any point during the year. The Nominating and Corporate Governance Committee also may review materials provided by professional search firms or other parties in connection with a nominee. In evaluating such nominations, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on our Board. The Nominating and Corporate Governance Committee will make the final recommendations of candidates to our Board for nomination.

Our Board of Directors has a policy that stockholders may recommend a director candidate for consideration by the Nominating and Corporate Governance Committee for election at an annual meeting of stockholders by submitting the names and qualifications of such persons in writing to the Nominating and Corporate Governance Committee, c/o our Secretary, no later than the December 1 prior to the next annual meeting of stockholders, together with information about the stockholder and the candidate otherwise required for director nominations by a stockholder pursuant to Section 1.11 of our Bylaws, a copy of which will be made available upon request. The Nominating and Corporate Governance Committee may request additional information concerning such director candidate as it deems reasonably required to determine the eligibility and qualification of the director candidate to serve as a member of our Board.

Our Nominating and Corporate Governance Committee and our Board of Directors will consider all persons properly recommended as a nominee for election to our Board in the same manner regardless of the source of the recommendation. The Nominating and Corporate Governance Committee does not apply any specific, minimum qualifications in considering a director candidate and does not impose additional qualifications on stockholder-recommended potential nominees. Instead, the Nominating and Corporate Governance Committee reviews the candidates taking into account the current Board membership, and considers a variety of factors, including the specific needs of our Company and our Board, the experience, skills, areas of expertise, independence, productivity, length of service, occupational and other responsibilities (including other public company board memberships and committee memberships) of the candidates, and such other factors as the Nominating and Corporate Governance Committee may determine are appropriate for review. This process is described in our Guidelines on Corporate Governance, which is available at www.macerich.com under “Investors— Corporate Governance.” The information contained on, or available through, our website is not incorporated by reference into this Proxy Statement. Stockholders that wish to nominate a person for election as a director in connection with an annual meeting of stockholders (as opposed to making a recommendation to the Nominating and Corporate Governance Committee as described above) must deliver written notice to our Secretary in the manner described in Section 1.11 of our Bylaws and within the time periods set forth herein under the heading “Stockholder Proposals and Director Nominees.”

Our Company’s stockholders also possess the right to nominate candidates for election to our Board through the “proxy access” provisions of our Company’s Bylaws, pursuant to which an eligible stockholder, or a qualifying group of up to 20 stockholders, owning at least 3% of our outstanding shares of Common Stock continuously for at least three years, may nominate up to the greater of two directors or the largest whole number that does not exceed 20% of the number of directors then serving on our Board, for inclusion in our proxy materials, subject to complying with the requirements contained in Section 1.13 of our Bylaws.

Diversity.     Our Nominating and Corporate Governance Committee recognizes the benefits associated with a diverse Board and strives to create diversity in our Board as a whole when identifying and selecting nominees. Our Board seeks a mix of backgrounds and experience among its members, including gender, sexual orientation, racial and ethnic diversity or other characteristics that may positively contribute to the diversity of the Board. Under our Guidelines on Corporate Governance, the Nominating and Corporate Governance Committee shall ensure to the greatest extent practicable that the pool of prospective director candidates that it considers to fill any vacancy or additional director position includes one or more female candidates, one or more LGBTQ+ candidates or one or more racially or ethnically diverse candidates, if, at such time, the Board is lacking gender diversity, LGBTQ+ diversity or racial/ethnic diversity, respectively. Thirty percent of our Board’s nominees at our Annual Meeting are female, one is Black/Multiracial, one is Hispanic and one is LGBTQ+. Beyond gender diversity, LGBTQ+ diversity and racial/ethnic diversity, our Nominating and Corporate Governance Committee utilizes a broad conception of diversity, including diversity of professional experience, age, background, skills, areas of expertise and perspective. These factors, the additional factors described above under “Director Selection Process” and others that are considered useful by our Nominating and Corporate Governance Committee are reviewed in assessing the perceived needs of our Board at any particular point in time. Our Nominating and Corporate Governance Committee focuses on having a Board which collectively possesses a broad range of talent, skill, expertise and experience useful to the effective oversight of our Company’s business and affairs. On an annual basis, as part of our Board’s self-evaluation, our Board assesses whether the overall mix of our Board members is appropriate for our Company.

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Board Leadership Structure

Steven R. Hash, previously our Lead Independent Director, was appointed to serve as Independent Chairman of the Board in June 2018. Mr. Hash actively manages our Board by: working with the CEO, other directors and our management team to set the agenda for our Board meetings; presiding over all meetings of our Board and executive sessions of the independent directors; and other customary duties. The Independent Chairman serves as an information resource for the independent directors and acts as a liaison between directors, committee chairs and management. Our Board believes this structure continues to ensure strong, independent oversight and leadership. The independent directors meet in separate executive sessions after each regularly scheduled non-telephonic Board meeting. The independent directors met four times in 2022.

Our Guidelines on Corporate Governance provide that our Board is free to combine or separate the roles of Chairman of the Board and CEO in any way that our Board considers is best for our Company. Our Board recognizes that no single leadership model is correct at all times and that, depending on the circumstances, another leadership model might be appropriate. Our Board, therefore, believes that it should have the flexibility to decide whether it is best for our Company at any point in time to combine or separate the roles of CEO and Chairman of the Board.

Director Overboarding Limits

The Board believes that it is critical that directors dedicate sufficient time to their service on our Board. The Nominating and Corporate Governance Committee considers a director’s other board and committee leadership positions and memberships that may affect a director’s ability to contribute effectively to our Board and evaluates director commitments annually. Our Guidelines on Corporate Governance provide that Board members may not serve on more than four public company boards, including our Company’s Board. In addition, members of the Audit Committee may not serve on more than three audit committees of public companies, including our Company’s audit committee. However, our Board recognizes that the demands of such participation may vary substantially and may deem an exception appropriate so long as the director maintains sufficient availability to fulfill the directors’ duties to our Company. All of our directors are currently in compliance with the limitations on director commitments in our Guidelines on Corporate Governance.

Annual Board, Committee and Director Evaluations

Pursuant to our Guidelines on Corporate Governance and the charter of the Nominating and Corporate Governance Committee, the Nominating and Corporate Governance Committee oversees an annual evaluation of the performance of our Board and its committees in order to assess the overall effectiveness of our Board and its committees. The results of the assessment are reported by the Nominating and Corporate Governance Committee directly to, and are discussed with, our Board following the end of each fiscal year. The evaluation process is designed to facilitate ongoing, systematic examination of our Board’s effectiveness and accountability, and to identify opportunities for improving its operations and procedures.

In 2022, in accordance with the requirements of the NYSE listing standards, our Board completed an evaluation process focusing on the effectiveness of the performance of our Board. Our Audit, Compensation and Nominating and Corporate Governance Committees each conducted a separate evaluation of its own performance and of the adequacy of its charter and reported to our Board on the results of its evaluation. In addition to our formal annual Board and committee self-evaluations, our Independent Chairman meets with each director individually to provide an additional forum for feedback and reports any additional feedback from those discussions to our Board as necessary.

Succession Planning

Our Board is focused on ensuring that we have a high-performing management team. As part of our human capital management strategy, our Board, acting through our Nominating and Corporate Governance Committee, reviews management development and succession planning at least annually to ensure continuity in our Company’s management, including policies and principles for executive officer selection. This plan, on which each executive officer reports his recommendations, addresses both emergency succession and succession in the ordinary course of business. In addition, high-potential leaders are given exposure and visibility to Board members through formal presentations at Board and committee meetings, as well as through informal events.

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Attendance at Stockholders’ Meetings

Our Board does not require director attendance at our stockholders’ meetings because our stock is predominately held by institutional stockholders and in-person attendance is traditionally light. Three of our executive officers attended our 2022 annual stockholders’ meeting.

Codes of Ethics

Our Company expects that all of our directors, officers and employees maintain a high level of integrity in their dealings with and on behalf of our Company and will act in the best interests of our Company. Our Code of Business Conduct and Ethics provides principles of conduct and ethics for our directors, officers and employees. This Code complies with the requirements of the Sarbanes-Oxley Act of 2002, applicable SEC rules and the NYSE listing standards. In addition, our Company adopted a Code of Ethics for our CEO and senior financial officers which supplements our Code of Business Conduct and Ethics. To the extent required by applicable SEC rules and NYSE listing standards, we intend to promptly disclose future amendments to certain provisions of these Codes or waivers of such provisions granted to directors and executive officers, including our principal executive officer, principal financial officer, principal accounting officer or persons performing similar functions, on our website at www.macerich.com under “Investors—Corporate Governance—Corporate Governance Policies—Code of Business Conduct and Ethics.” Each of these Codes of Conduct is available on our website at www.macerich.com under “Investors—Corporate Governance.” The information contained on, or available through, our website is not incorporated by reference into this Proxy Statement.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

Our non-employee directors are compensated for their services according to an arrangement approved by our Board of Directors upon the recommendation of the Compensation Committee. The Compensation Committee generally reviews director compensation annually and engages FW Cook every two years to conduct a competitive review of our non-employee director compensation program. Any Board member who is also an employee of our Company or a subsidiary does not receive compensation for service as a director. Messrs. Coppola and O’Hern are currently the only directors who are also employees of our Company or a subsidiary and therefore do not receive any additional compensation for their service on our Board. No changes were made to our director compensation program during 2022.

Annual Retainer for Service on our Board	$70,000
Annual Equity Award for Service on our Board

$135,000 of restricted stock units based upon the closing price of our Common Stock on the grant date, which is following our Annual Meeting each year. The restricted stock units are granted under our 2003 Equity Plan, as currently in effect and have a one-year vesting period.

Annual Retainer for Independent Chairman of the Board	$125,000 – 50% cash and 50% restricted stock units granted simultaneously with the annual equity award.
Annual Retainers for Chairs of Audit, Capital Allocation, Compensation and Nominating and Corporate Governance Committees (in addition to membership retainer)	Audit: $20,000 Capital Allocation: $20,000 Compensation: $20,000 Nominating & Corp. Governance: $12,500
Annual Retainer for Committee Membership and ex officio attendance of Independent Chairman of the Board	Audit: $15,000 Capital Allocation: $12,500 Compensation: $12,500 Nominating & Corp. Governance: $12,500
Expenses	The reasonable expenses incurred by each director (including employee directors) in connection with the performance of their duties are reimbursed.

NON-EMPLOYEE DIRECTOR EQUITY AWARD PROGRAMS

In addition, our Director Phantom Stock Plan offers our non-employee directors the opportunity to defer cash compensation otherwise payable and to receive that compensation (to the extent that it is actually earned by service during that period) in cash or in shares of

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Common Stock as elected by the director, after termination of the director’s service or on a specified payment date. Such compensation includes the annual cash retainers payable to our non-employee directors. Several of our non-employee directors serving in 2022 elected to receive all or a portion of their 2022 cash retainers in Common Stock. Deferred amounts are generally credited as stock units at the beginning of the applicable deferral period based on the present value of such deferred compensation divided by the fair market value of our Common Stock on the applicable determination date. Stock unit balances are credited with additional stock units as dividend equivalents and are ultimately paid out in shares of our Common Stock on a one-for-one basis. A maximum of 650,000 shares of our Common Stock may be issued in total under our Director Phantom Stock Plan, subject to certain customary adjustments for stock splits, stock dividends and similar events. The vesting of the stock units is accelerated in the event of the death or disability of a director or, upon the termination of service as a director at the time of or after a change of control event. Our Company has a deferral program for the equity compensation of our non-employee directors which allows them to defer the receipt of all or a portion of their restricted stock unit awards and receive the underlying shares of Common Stock after termination of service or on a specified payment date. Any dividends payable with respect to those deferred restricted stock units will also be deferred and will be paid in accordance with a non-employee director’s payment election. The deferred dividend equivalents may be paid in cash or converted into additional restricted stock units and ultimately paid in shares of our Common Stock on a one-to-one basis. The vesting of the deferred restricted stock units is accelerated in the event of the death or disability of a non-employee director or upon a change of control event.

2022 NON-EMPLOYEE DIRECTOR COMPENSATION

The following table sets forth the compensation paid, awarded or earned with respect to each of our non-employee directors during 2022. We do not provide our non-employee directors with initial inducement awards upon joining our Board other than the regular annual equity award granted to our existing non-employee directors.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Peggy Alford	105,000	135,000	240,000
John H. Alschuler	95,300	135,000	230,300
Eric K. Brandt	115,000	135,000	250,000
Steven R. Hash	197,500	197,500	395,000
Enrique Hernandez, Jr.(3)	44,226	135,000	179,226
Daniel J. Hirsch	95,000	135,000	230,000
Diana M. Laing(4)	95,000	135,000	230,000
Marianne Lowenthal(3)	44,384	135,000	179,384
Steven L. Soboroff	119,860	135,000	254,860
Andrea M. Stephen	127,500	135,000	262,500

(1)

Pursuant to our Director Phantom Stock Plan, Mr. Hernandez and Mses. Alford, Laing and Stephen, elected to defer part of his or her annual cash retainers for 2022 and to receive such compensation in Common Stock at a future date. Therefore, for 2022 compensation, Mr. Hernandez and Mses. Alford, Laing and Stephen were credited with 3,631, 5,937, 5,597 and 3,605 stock units, respectively, which vested during 2022 as their service was provided.

(2)

The amounts shown represent the grant date fair value computed in accordance with Statement of Financial Accounting Standards Bulletin ASC Topic 718 referred to as “FASB ASC Topic 718,” of restricted stock awards granted under our 2003 Incentive Plan. Any estimated forfeitures were excluded from the determination of these amounts and there were no forfeitures of stock unit awards during 2022 by our directors. Assumptions used in the calculation of these amounts are set forth in footnote 19 to our audited financial statements for the fiscal year ended December 31, 2022 included in our Annual Report on Form 10-K filed with the SEC on February 24, 2023. The amount reported in this column reflects the accounting costs for these restricted stock unit awards and does not correspond to the actual economic value that may be received by the directors upon the vesting of the restricted stock units.

Messrs. Alschuler, Brandt, Hernandez, Hirsch and Soboroff and Mses. Alford, Laing, Lowenthal and Stephen each received 11,421 restricted stock units and Mr. Hash received 16,708 restricted stock units on May 27, 2022 under our 2003 Incentive Plan. The closing price per share of our Common Stock on that date was $11.82.

(3)	Mr. Hernandez and Ms. Lowenthal were elected to our Board at our 2022 annual meeting.

(4)

Ms. Laing retired from our Board effective December 31, 2022. The Compensation Committee modified the terms of the outstanding restricted stock unit award held by Ms. Laing upon her retirement from our Board to permit her unvested restricted stock units to continue to vest in accordance with the original vesting schedule.

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As of December 31, 2022, our non-employee directors held the following number of unvested restricted stock units:

Name	Unvested Restricted Stock Units (#)
Peggy Alford	11,421
John H. Alschuler	11,421
Eric K. Brandt	11,421
Steven R. Hash	16,708
Enrique Hernandez, Jr.	11,421
Daniel J. Hirsch	11,421
Diana M. Laing	11,421
Marianne Lowenthal	11,421
Steven L. Soboroff	11,421
Andrea M. Stephen	11,421

INSIDE OUR ESG STRATEGY

Macerich is committed to the long-term value creation of our properties, a concept we view as interconnected with our natural environment, our human environment and responsible corporate oversight. Every positive action we take — from each solar panel we activate to the diverse contributions of our workforce to everyone we welcome to one of our centers — brings us closer to meaningful environmental and social change.

In our environmental sustainability work, our Company maintains a sharp focus on double materiality, which is the way our financial impact on the world intersects with our relationship to climate change, including stewardship of natural resources. It is essential — and achievable — to evaluate these impacts and how they compound the creation of economic value.

To make meaningful progress toward this goal, we take a fully integrated approach to ESG that balances our efforts to achieve carbon neutrality with support for people and communities. Our perspective carefully considers how we deliver vibrant places for our customers, a fulfilling workplace that makes room for all, value creation for our stockholders and economic vitality to carry us into the future. Importantly, we implement responsible governance that integrates senior executive leadership with input from contributors representing each aspect of our operations.

As Macerich continues to refine and integrate our diversity, equity, inclusion and belonging (DEIB) principles and further accelerate our social progress, in 2022 we realigned the resources of the once-separate DREAM and Employee Engagement Teams into a cross-disciplinary, employee-led task force. Collectively known as MacImpact, this group is responsible for oversight of the Company’s ESG initiatives, under the oversight of the DEIB and sustainability leaders, and with the sponsorship of our executive team.

We believe that by increasing collaboration and evaluating varied perspectives within our employee base, MacImpact will provide meaningful insight to enhance our commitment to all aspects of ESG and ultimately will strengthen our ability to foster long-term value and make positive, lasting impacts for all stakeholders.

To learn more about our ESG strategy, the Macerich Corporate Responsibility Report is available at www.macerich.com under “Investors — Corporate Responsibility.” The information contained on, or available through, our website is not incorporated by reference into this Proxy Statement.

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2022 Highlights

• Added 1 MW of onsite clean and renewable energy assets	• 487 electric vehicle charging stations across 33 properties

• 29% of energy consumption from renewable and clean sources(1)	• #1 GRESB Ranking for eight consecutive years

• 53% of total waste diverted from landfills	• 24 million gallons of water conserved

• 472,379 meals given to help those with food insecurities	• 20,000 kids equipped for the 2022-2023 school year

• 30,000 lives impacted by 187 blood drives	• Launched MacImpact to guide the Company’s ESG practices

(1)	Sources include onsite solar generation, fuel cell energy generation, renewable energy credits (RECs) and renewable procurement.

ENVIRONMENTAL SUSTAINABILITY: Properties with Purpose

Macerich continues to work toward our goal to achieve carbon neutrality by 2030, executing our environmental plan that is focused on exploring embodied carbon, zero waste and water conservation strategies.

Our net-zero energy pathway supports our long-standing goal for carbon neutrality by 2030. In 2022, Macerich continued successful execution of our carbon neutrality strategy by adding 1 MW of on-site clean and renewable energy, expanding our renewable energy procurement with solar from SRP and achieving over 50% solid waste landfill diversion. Macerich is also targeting a reduction in net water consumption by 50% from 2015 levels and the elimination of 100% of property water effluent by 2030. These steps are in concert with the Science Based Targets Initiative validation of our emissions reduction targets set across all relevant scopes, in line with 1.5°C emissions scenarios.

In 2022, Macerich achieved the #1 GRESB Performance Score within U.S. Retail, Retail Centers for the eighth consecutive year and earned a spot on the CDP’s Climate Change “A” List for the seventh year. We are also listed as #23 on the Environmental Protection Agency’s Green Power Partnership Top 30 On-site Generation Companies.

Macerich has implemented an ESG structure that supports focused leadership for the oversight, executive management and program implementation of its fully integrated sustainability efforts. Together, our cross-disciplinary stakeholders execute strategic objectives focused on climate-related risk management and sustainability. Our Board, through the Nominating and Corporate Governance Committee, provides strategic oversight concerning environmental and sustainability matters, that are managed through our executive team and implemented by the sustainability department and MacImpact, an ESG-focused action committee.

As the industry moves toward a globally recognized standard by which companies can be measured, Macerich is committed to accurately reporting on our environmental, social and governance performance based on the following standards and frameworks: Global Reporting Initiative (GRI); Task Force on Climate-Related Financial Disclosures (TCFD); Sustainability Accounting Standards Board (SASB); and United Nations Sustainable Development Group (UNSDG). The Macerich Corporate Responsibility Report is available at www.macerich.com under “Investors — Corporate Responsibility.” We update this report annually in the second quarter, reflecting measurement from the calendar year prior. The information contained on, or available through, our website is not incorporated by reference into this Proxy Statement.

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Carbon Neutrality

Achieving a carbon neutrality goal requires an intricate understanding of the interrelationship between energy and materials utilization, generation, purchase and procurement. Macerich pursues our goal by engaging departments across our Company to consider every aspect of our building and operations activity. To reach our goal of carbon neutrality by 2030, we have outlined the following areas of investment:

Operational Efficiency

Capital Investments

Renewable Procurement

Renewable Energy Credits (RECs) and Carbon Offsets

In 2022, we continued implementation of our strategy for carbon neutrality with the following:

Utility and Procured Renewable Energy – In Arizona, procured 17.5 million kWh of renewable energy from the SRP Central Line solar plant

Reduce Utilization – Decreased electricity consumption of HVAC by 30% at 14 centers with the installation of Turntide Ultra-High Efficiency Motors

Additional Hard Energy Assets – Added over 1 MW of on-site clean and renewable energy assets

Offsets and RECs - Although we continued to purchase a limited number of RECs in 2022, we are committed to prioritizing the reduction in number of credits we purchase each year

Macerich is at the forefront of a new frontier of environmental responsibility — reducing embodied carbon, defined as the carbon emissions associated with the construction and renovation of built spaces. The need is vital: Buildings account for 39% of global carbon emissions annually. Some 25% of these emissions are a result of embodied carbon. To better understand our embodied carbon footprint and create new protocols to reduce our impact, Macerich formed a multidisciplinary team comprising development, construction, design and sustainability.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Learn more about our progress to date in the Macerich Corporate Responsibility Report, available at www.macerich.com under “Investors — Corporate Responsibility.”

Water Conservation

Across our portfolio, we are responding to routinely occurring drought or near-drought conditions. In California, our 13 properties comply with or exceed the statewide Water Conservation Emergency Regulation requirements that took effect in June 2022. At our eight Arizona properties, we are taking voluntary water reduction actions to do our part in addressing the growing Tier 2a Colorado River shortage.

Macerich is targeting a reduction in net water consumption by 50% from 2015 levels and the elimination of 100% of property water effluent by 2030 by focusing on conservation and efficiency, water capture and reuse, smart irrigation, stormwater management and encouraging tenants to use water wisely.

To meet the challenges of the extraordinary drought conditions in the Southwest, we reduced our year over year on-property water usage by over 24 million gallons in 2022— the equivalent of more than 37 Olympic-size swimming pools. In 2023, we plan to expand our water conservation program with investments in advanced leak detection technology at our properties in the Southwest.

24 2023 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Climate Risk

Macerich conducted a climate risk scenario analysis in 2021 to assess both chronic and acute physical risks to our properties, including wildfires, extreme storms, sea-level rise, flooding, heat waves, drought, biodiversity and diseases. From this analysis, we have begun to mitigate these risks through capital investments in our buildings and improvements to our operational capabilities. In 2022, Macerich invested over $19 million in climate-related projects and enhancements, including measures to help address:

CLIMATE RISK SCENARIO ANALYSIS

MAGNITUDE: HIGHEST TO LOWEST

	1	2	3	4	5	6

Northern California/ Oregon*	Heat Waves	Flooding	Drought	Wildfires	Extreme Storms	Sea-level Rise

Southern California	Heat Waves	Flooding	Wildfires	Drought	Extreme Storms	Sea-level Rise

Arizona/Texas**	Heat Waves	Drought	Flooding	Wildfires	Extreme Storms	Sea-level Rise

East Coast	Extreme Storms	Heat Waves	Flooding	Sea-level Rise	Drought	Wildfires

Midwest**	Drought	Heat Waves	Flooding	Extreme Storms	Wildfires	Sea-level Rise

Colorado** †	Heat Waves	Wildfires	Extreme Storms	Flooding	Drought	Sea-level Rise

*	Flooding and Heat Waves tied for magnitude or risk. Drought and Wildfires tied for magnitude or risk.

**	Sea-level rise poses no risk.

†	Flooding and Drought tied for magnitude or risk.

OUR PEOPLE, OUR COMMUNITIES: People with Purpose

In Macerich’s social responsibility efforts, MacImpact operates in alignment with our key strategic pillars, which include the enrichment of the employee experience as well as the creation of spaces that foster connection, belonging, and community well-being.

2023 PROXY STATEMENT 25

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Macerich is committed to providing a positive and engaging work environment for our employees. We recognize the value of strengthening our workforce with diverse thoughts, ideas and people. We put great effort into cultivating an inclusive company culture that attracts top talent and creates an environment that fosters collaboration, innovation and belonging while providing professional development opportunities and training. As an equal opportunity employer, we are committed to diversity, recognition and inclusion and reward our employees based on merit and their contributions in accordance with the principles and requirements of federal, state and local laws, including the Equal Employment Opportunities Commission and the principles and requirements of the Americans with Disabilities Act. Our Company’s policies set forth our commitment to provide equal employment opportunities and recruit, hire and promote at all levels without regard to race, national origin, religion, age, color, sex, sexual orientation, gender identity, disability, protected veteran status or any other characteristic protected by local, state or federal laws.

We also take an active role in improving the communities in which our employees and customers live and work. Our social responsibility activities engage and support the communities we serve through volunteerism and philanthropy.

Talent Enrichment

Building on the progress made in 2021 in SVP leadership representation, in 2022 individuals identifying as female accounted for 67% of promotions at the Vice President level, and individuals identifying as female from underrepresented groups accounted for 33% of all promotions at the Vice President level. As of December 31, 2022, approximately 59% of the Company’s employees identified as female. Of the total employee population, approximately 30% identified as belonging to an underrepresented group, while <1% did not specify race or ethnicity.

As a professional development opportunity, the MacMentorship program provides enrichment and partnership and supports professional and personal growth for all participating employees. In 2022, the employee-developed program resulted in 83 pairings of team members, representing assorted backgrounds and experiences, from over 90% of the Company’s departments.

To further strengthen our employee community through diversity of all kinds, Macerich expanded its summer internship participation to provide college students from historically marginalized communities the opportunity to explore careers in retail real estate management, marketing, finance and leasing. Through the ICSC Foundation Launch Academy and the joint Nareit, The Urban Land Institute (ULI) and Future Housing Leaders Foundation internship programs, nine college-age students had the opportunity to explore careers in retail real estate across our portfolio and in our regional offices.

Community Involvement

Our Regional Town Centers are woven into the fabric of each of our communities as essential places for people to gather and connect. We want each property to leave a lasting, positive effect on its community, and we empower our centers to develop unique engagement programs that reflect their community’s needs and interests. In 2022, more than 2,100 events and activities were held at our properties to support, celebrate and engage with our communities.

We operate our properties with purpose as highlighted by:

•

Demonstrating our ongoing commitment to sustainability across our portfolio, 85 events were held during Earth Month (April), featuring electronic recycling, paper-shredding, on-center displays featuring repurposed or recycled materials, and electric vehicle showcases. Highlights include:

•	Activations at centers like Inland Center, Los Cerritos and Mall at Victor Valley collected more than 22,000 pounds of e-waste.

•	BMW Electrified Ride & Drive events, featuring the first-ever, all-electric BMW iX and i4, where 200-500 people test-drove the cars at each location.

•	Fashion Outlets of Chicago collected over 147 pairs of jeans in its annual denim drive, with items benefiting the Mercy Home for Boys & Girls.

26 2023 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

•	Cultural events that fit the needs and identities of the local market included:

•

Santa Monica Place (CA), Scottsdale Fashion Square (AZ), Village of Corte Madera (CA) and Washington Square (OR) became community centerpieces during Pride Month with retailer activations and engaging displays.

•	In honor of Caribbean American Heritage Month, Kings Plaza (NY) partnered with local elected officials to host a Heritage Celebration at the mall.

•	Quinceañera Summer Showcase at Desert Sky Mall (AZ) featured fashion events and live performances for a crowd of approximately 2,000 shoppers.

•	Over 600 people attended the Merkos Chabad Menorah Lighting event at Biltmore Fashion Park (AZ).

•	Arden Fair (CA)’s UnchARTed program featured a month-long art gallery exhibit, “Black Creativity at the Heart of Sacramento.”

•

Fashion Outlets of Chicago (IL), Fashion Outlets of Niagara Falls (NY), Queens Center (NY), Tysons Corner Center (VA), Washington Square (OR) and Scottsdale Fashion Square (AZ) each brought to life the celebration of the Year of the Rabbit with Lunar New Year activations.

•

Along with on-property events, several centers supported retailer initiatives for Black History Month, Hispanic Heritage Month and other community-centric cultural celebrations through social media, email and website activations.

•	Macerich recognizes the disparity of supplies and technology in underserved communities — a gap that continues to affect learning for children in many of our communities. In 2022:

•

84 on-mall activations and corporate office drives supported the Company’s first-ever “Give Back for Back to School” initiative to collect backpacks and school supplies for under-resourced children, working with organizations such as Big Brothers Big Sisters, Boys & Girls Clubs, United Way, foster care organizations, schools, homeless shelters and more. The result prepared approximately 20,000 kids for the new school year. Highlights include:

•

Kings Plaza (NY), Queens Center (NY), Green Acres (NY) and Atlas Park (NY) partnered with local elected officials to donate 3,850 backpacks to local schools, homeless shelters, and nonprofit organizations.

•	The Mall of Victor Valley (CA) distributed 3,850 backpacks to low-income families through a drive-thru pickup event.

•

Valley River Center (OR) invited the Cascade Corvette Club to join Give Back for Back to School with a car show that helped to generate $2,000+ in cash donations, 400+ clothing items, 70 backpacks and thousands of school supplies benefiting A Family for Every Child.

•

South Plains Mall (TX) enhanced the annual tax-free shopping weekend to honor the center’s 50th birthday, with vintage fashions from the Museum of Texas Tech University, retailer and restaurant special birthday offers, and collections of clothing and monetary donations for Children’s Home of Lubbock.

•	Desert Sky Mall (AZ) hosted a Back to School Bash with over 1,500 attendees and, in partnership with La Tricolor radio station, distributed 900 backpacks.

•

Deptford Mall’s (CT) backpack donation drive with South Jersey Dream Center raised $7,200 in donations from West Deptford Electric, Riggs Creative Group and Fulton Bank for backpacks and school supplies.

•

Fashion Outlets of Niagara Falls (NY) distributed 540 backpacks with school supplies to under-resourced families from Western New York through The Salvation Army, United Way and Niagara Falls Boys & Girls Club.

•	Chandler Fashion Center (AZ) partnered with a local radio station for Stuff the Bus, collecting thousands of school supplies, sporting equipment from SCHEELS and $1,500 in donations.

•	Fresno Fashion Fair (CA) conducted a family health and wellness event in partnership with Big Brothers Big Sisters, Fresno PD and Kids Stay Safe Fresno.

•

Macerich donated 130+ laptops to schools and community organizations to support disadvantaged students with online learning, based on community needs, reaching a total of more than 750 computers donated since 2020.

•	At times of crisis and most need, our centers rallied together to secure aid to those near and far, including:

•	Across our portfolio, 187 blood drives impacted 30,000 lives with life-saving blood and plasma donations, demonstrating the importance of these year-round events.

2023 PROXY STATEMENT 27

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

•	Throughout 2022, 15 food drives collected 472,379 meals for families in communities with food insecurity.

•	Holiday 2022 was focused on activations, including Santa, to raise funds for St. Jude Children’s Research Hospital, collecting more than $100,000 to help find cures for childhood diseases.

•

Using the power of our individual platforms working together, our centers immediately activate our Red Cross Text Donation Campaigns when communities – such as California during wildfire season – experience natural disasters.

•	Over 350 holiday events – from school choir performances, holiday character appearances, charity gift wrap centers and other events – made the season magical, including:

•	We used our social platforms and properties to amplify individual retailer events and promotions to support our retailers during peak season.

•	The Easter Bunny and Santa hosted dedicated sensory nights for children with autism in partnership with local organizations.

•	Holiday events included pet nights, benefiting the ASPCA.

•	Angel Tree programs – benefiting Salvation Army, Toys for Tots and other charitable organizations – collected thousands of new toys and gifts for families in need.

•	21 recruitment fairs supported retailers’ needs for hires during key seasons.

Philanthropy

Our employees have enthusiastically embraced the opportunity to make a difference in the communities where they live and work by donating their time and financial resources. Through the Macerich Volunteer Program (MVP), we offer all full-time employees 24 hours of paid volunteer time each year. Employees can volunteer individually with nonprofits of their choice or as part of a Macerich group at larger events. These initiatives strengthen relationships within communities, foster relationships among employees and provide the opportunity for employees to serve the greater community.

Additionally, through the MVP Portal, a donor-advised giving platform, employees can make donations to support nonprofit organizations through payroll deduction. They may request a matching contribution through Macerich’s donor-advised fund, compounding the impact of donations in the communities.

Our Macerich Dependent Scholarship Program assists children of non-management employees who plan to continue their education after high school in college or vocational school. This program is administered by Scholarship America®, the nation’s largest designer and manager of scholarship, tuition assistance and other education support programs for corporations, foundations, associations and individuals. Awards are granted without regard to race, ethnicity, color, creed, religion, sexual orientation, gender, disability or national origin. For the 2022-23 academic year, we increased our financial scholarships to $2,000 for two-year colleges or vocational-technical schools and $4,000 for four-year universities. Since the program’s inception in 2017, 59 scholarships totaling $175,000 have been awarded.

Feedback

We are always looking to encourage two-way engagement and productive feedback from our employees. Channels for engaging employees include MacCentral (the Company intranet), ongoing communication from the Company, performance reviews and informal conversations with managers, peer mentoring, training, educational and career development opportunities, community events, our ethics hotline, and social media.

We believe our continued focus on ensuring that all people are welcome as employees at Macerich, giving back to the communities in which we operate and offering employees several ways to provide feedback has helped retain key employee talent during the past several years of significant labor challenges across all industries and wage categories.

28 2023 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

EXECUTIVE OFFICERS

The following table sets forth, as of March 31, 2023, the names, ages and positions of our executive officers and the year each became an executive officer.

Name	Age	Position	Executive Officer Since
Thomas E. O’Hern	67	Chief Executive Officer	1993
Edward C. Coppola	68	President	1993
Ann C. Menard	59	Senior Executive Vice President, Chief Legal Officer and Secretary	2018
Douglas J. Healey	59	Senior Executive Vice President, Head of Leasing	2018
Scott W. Kingsmore	55	Senior Executive Vice President, Chief Financial Officer and Treasurer	2019
Kenneth L. Volk	59	Executive Vice President, Business Development	2019

2023 PROXY STATEMENT 29

EQUITY OWNERSHIP

EQUITY OWNERSHIP OF DIRECTORS, NAMED EXECUTIVE OFFICERS AND PRINCIPAL STOCKHOLDERS

The following table sets forth the beneficial ownership of our Common Stock and units of our Operating Partnership (“OP Units”) exchangeable for shares of our Common Stock, as of March 24, 2023, unless otherwise noted, for (i) each of our current directors, (ii) each of our named executive officers who is not a director, (iii) our directors and executive officers as a group and (iv) each person known by our Company to beneficially own more than 5% of our outstanding shares of Common Stock. All information in the following table is based on Schedules 13D, 13G and/or any amendments thereto, filed with the SEC, and on information supplied to us by our directors and officers. Except as otherwise described in the notes below, the following beneficial owners have sole voting power and sole investment power with respect to all shares set forth opposite their respective names. As of March 24, 2023, there were 215,095,210 shares of our Common Stock outstanding.

Name and Address of Beneficial Owner**	Amount and Nature of Beneficial Ownership of Common Stock(1)		Percent of Common Stock(2)	Amount and Nature of Beneficial Ownership of OP Units(1)(3)		Percent of Common Stock and OP Units(4)
Peggy Alford	28,551	(5)	*	—		*
John H. Alschuler	8,851	(6)	*	—		*
Eric K. Brandt	28,450	(7)	*	—		*
Edward C. Coppola	686,248	(8)	*	1,959,410	(9)	1.22%
Steven R. Hash	18,445	(10)	*	—		*
Enrique Hernandez, Jr.	—	(11)	*	—		*
Daniel J. Hirsch	4,732	(12)	*	—		*
Marianne Lowenthal	—	(13)	*	—		*
Thomas E. O’Hern	205,604	(14)	*	727,963	(15)	*
Steven L. Soboroff	22	(16)	*	—		*
Andrea M. Stephen	71,755	(17)	*	—		*
Scott W. Kingsmore	36,310	(18)	*	162,705	(19)	*
Douglas J. Healey	67,796		*	149,022	(20)	*
Ann C. Menard	14,494	(21)	*	157,454	(22)	*
All directors and executive officers as a group (15 persons)(23)	1,224,129		*	3,280,217		2.06%
BlackRock, Inc.(24)	30,685,317		14.27%	—		14.27%
Smead Capital Management, Inc. (25)	21,159,964		9.84%	—		9.84%
State Street Corporation(26)	13,342,953		6.20%	—		6.20%
The Vanguard Group, Inc.(27)	32,248,130		14.99%	—		14.99%

*	Less than 1%.

**	Unless otherwise indicated, the business address of each person or entity is c/o The Macerich Company, 401 Wilshire Blvd., Suite 700, Santa Monica, California 90401.

(1)

Except as provided under applicable state marital property laws or as otherwise noted, each individual in the table above has sole voting and investment power over the shares of Common Stock and/or OP Units (as defined in Note 3 below) listed.

(2)

Assumes that none of our outstanding OP Units or LTIP Units (as defined in Note 3) held by the person are redeemed for shares of Common Stock (assuming, in the case of any LTIP Units, they have first been converted into OP Units).

(3)

Our Company is the sole general partner of, and owns an aggregate of approximately 96% of the OP Units in, our Operating Partnership. Our Operating Partnership holds directly or indirectly substantially all of our interests in the Centers. Our Company conducts all of its business through our Operating Partnership, the property partnerships, corporations and limited liability companies that own title to our Centers and various management companies. In connection with our formation as well as subsequent acquisitions of certain Centers, OP Units were issued to certain persons in connection with the transfer of their interests in such Centers. The OP Units are redeemable at the election of the holder and our Company may redeem them for cash or shares of Common Stock on a one-for-one basis (subject to anti-dilution provisions), at our Company’s election.

Our Long Term Incentive Plan or “LTIP” allows for the issuance of limited partnership units in the form of a class of units of our Operating Partnership referred to as “LTIP Units,” as more fully described beginning on page 54 of this Proxy Statement. LTIP Units may be performance-based, service-based or fully-vested.

30 2023 PROXY STATEMENT

EQUITY OWNERSHIP

Upon the occurrence of specified events, any vested LTIP Units can over time achieve full parity with the common OP Units of our Operating Partnership at which time LTIP Units are convertible, subject to the satisfaction of applicable vesting conditions, on a one-for-one basis into common OP Units.

(4)

Assumes that all OP Units or LTIP Units held by the person are redeemed for shares of Common Stock (assuming, in the case of any LTIP Units, they have first been converted into OP Units) and that none of our OP Units or LTIP Units held by other persons are redeemed for or converted into shares of Common Stock.

(5)

In addition to the securities disclosed in the above table, Ms. Alford has 11,421 stock units that will vest after May 24, 2023 under our 2003 Incentive Plan and 29,967 phantom stock units credited under the terms of our Eligible Directors’ Deferred Compensation/Phantom Stock Plan referred to as our “Director Phantom Stock Plan,” the vesting and terms of which are described under “Compensation of Non-Employee Directors” above. Stock units, including the stock units issued under our 2003 Incentive Plan and our Director Phantom Stock Plan, are payable solely in shares of Common Stock, do not represent outstanding shares, do not have voting rights and are non-transferrable.

(6)

In addition to the securities disclosed in the above table, Mr. Alschuler has 32,708 vested stock units, 7,483 stock units credited as dividend equivalents and 11,421 stock units that will vest after May 24, 2023 under our 2003 Incentive Plan and 5,960 phantom stock units credited under the terms of our Director Phantom Stock Plan

(7)	In addition to the securities disclosed in the above table, Mr. Brandt has 11,421 stock units that will vest after May 24, 2023 under our 2003 Incentive Plan.

(8)

Includes 12,586 shares of Common Stock held for Mr. Coppola under our 401(k)/Profit Sharing Plan. Also includes 53,426 shares held by a family limited partnership of which Mr. Coppola has sole beneficial ownership and 29,445 shares held in a family trust of which Mr. Coppola has shared beneficial ownership.

(9)

Includes 163,990 OP Units held in a family trust of which Mr. Coppola has shared beneficial ownership, 34,574 vested LTIP Units, 23,430 service-based LTIP Units and 114,650 stock units that will vest after May 24, 2023. In addition to the securities disclosed in the above table, Mr. Coppola has 228,426 unvested performance-based LTIP Units and 417,336 unvested performance-based stock units.

(10)

In addition to the securities disclosed in the above table, Mr. Hash has 43,240 vested stock units, 8,461 stock units credited as dividend equivalents and 16,708 stock units that will vest after May 24, 2023 under our 2003 Incentive Plan and 7,160 phantom stock units credited under the terms of our Director Phantom Stock Plan.

(11)

Mr. Hernandez has 499 stock units credited as dividend equivalents and 11,421 stock units that will vest after May 24, 2023 under our 2003 Incentive Plan and 19,347 phantom stock units credited under the terms of our Director Phantom Stock Plan.

(12)

In addition to the securities disclosed in the above table, Mr. Hirsch has 28,346 vested stock units, 5,144 stock units credited as dividend equivalents and 11,421 stock units that will vest after May 24, 2023 under our 2003 Incentive Plan and 13,477 phantom stock units credited under the terms of our Director Phantom Stock Plan.

(13)	Ms. Lowenthal has 11,421 stock units that will vest after May 24, 2023 under our 2003 Incentive Plan.

(14)

Includes 7,704 shares of Common Stock held for Mr. O’Hern under our 401(k)/Profit Sharing Plan. Also includes 2,390 shares held by Mr. O’Hern as custodian for his children and 743 shares Mr. O’Hern holds jointly with one of his children.

(15)

Includes 82,654 vested LTIP Units and 226,229 service-based LTIP Units that will vest after May 24, 2023. In addition to the securities disclosed in the above table, Mr. O’Hern has 1,038,199 unvested performance-based LTIP Units.

(16)

In addition to the securities disclosed in the above table, Mr. Soboroff has 15,778 vested stock units, 8,234 stock units credited as dividend equivalents and 11,421 stock units that will vest after May 24, 2023 under our 2003 Incentive Plan.

(17)

Includes 63,289 shares held by Ms. Stephen’s husband. In addition to the securities disclosed in the above table, Ms. Stephen has 30,820 vested stock units, 6,368 stock units credited as dividend equivalents and 11,421 stock units that will vest after May 24, 2023 under our 2003 Incentive Plan and 33,065 phantom stock units credited under the terms of our Director Phantom Stock Plan.

(18)	All shares disclosed in the table are held by a family trust of which Mr. Kingsmore has shared beneficial ownership.

(19)

Includes 32,021 vested LTIP Units and 97,642 service-based LTIP Units that will vest after May 24, 2023. In addition to the securities disclosed in the above table, Mr. Kingsmore has 148,692 unvested performance-based LTIP Units.

(20)

Includes 30,092 vested LTIP Units and 84,903 service-based LTIP Units that will vest after May 24, 2023. In addition to the securities disclosed in the above table, Mr. Healey has 133,235 unvested performance-based LTIP Units.

(21)	All shares disclosed in the table are held by a family trust in which Ms. Menard has shared beneficial ownership.

(22)

Includes 28,544 vested LTIP Units and 84,903 service-based LTIP Units that will vest after May 24, 2023. In addition to the securities disclosed in the above table, Ms. Menard has 133,235 unvested performance-based LTIP Units.

(23)	Includes certain LTIP Units. See footnotes above.

(24)

The Schedule 13G/A filed with the SEC on January 26, 2023 indicates that the reporting entity is a parent holding company and has sole voting power with respect to 29,897,424 shares and sole dispositive power with respect to 30,685,317 shares, reporting on behalf of the following subsidiaries: BlackRock Life Limited, Aperio Group, LLC, BlackRock Advisors, LLC, BlackRock (Netherlands) B.V., BlackRock Fund Advisors, BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Japan Co., Ltd., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Investment Management (Australia) Limited and BlackRock Fund Managers Ltd. The business address of BlackRock is 55 East 52nd Street, New York, New York 10055.

2023 PROXY STATEMENT 31

EXECUTIVE OFFICER BIOGRAPHICAL INFORMATION

(25)

The Schedule 13G filed with the SEC on February 6, 2023 indicates that the reporting entity is a registered investment advisor and has sole voting power and sole dispositive power with respect to 21,159,964 shares, reporting on behalf of the following individuals: William W. Smead and Cole W. Smead. The business address of Smead Capital Management, Inc. is 2777 East Camelback Road, Suite 375, Phoenix, Arizona 85016.

(26)

The Schedule 13G/A filed with the SEC on February 8, 2023 indicates that the reporting entity is a parent holding company and has shared voting power with respect to 10,390,871 shares and shared dispositive power with respect to 13,342,953 shares, reporting on behalf of the following subsidiaries: SSGA Funds Management, Inc., State Street Global Advisors Europe Limited, State Street Global Advisors Limited, State Street Advisors Trust Company, State Street Global Advisors Australia, Limited, State Street Global Advisors (Japan) Co., Ltd and State Street Global Advisors Asia Limited. The business address of State Street is State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111.

(27)

The Schedule 13G/A filed with the SEC on February 9, 2023 indicates that the reporting entity is a registered investment advisor and has shared voting power with respect to 344,289 shares, sole dispositive power with respect to 31,687,209 shares and shared dispositive power with respect to 560,921 shares. The business address of Vanguard is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

EXECUTIVE OFFICER BIOGRAPHICAL INFORMATION

Biographical information concerning Messrs. Coppola and O’Hern is set forth above under the caption “Information Regarding our Director Nominees.”

Douglas J. Healey was appointed as our Senior Executive Vice President, Head of Leasing in March 2020 and previously served as our Executive Vice President of Leasing from March 2016 until March 2020. Mr. Healey joined our Company in May 2005 as a Senior Vice President of Leasing following our acquisition of the Wilmorite portfolio. Mr. Healey directs strategic leasing for our Company’s entire portfolio of regional shopping centers and has over 25 years of expertise in the retail industry, specializing in retail merchandising. Prior to joining our Company, he held various leasing positions with Wilmorite Properties from 1991 until 2005. Mr. Healey is a member of the International Council of Shopping Centers.

Scott W. Kingsmore became our Chief Financial Officer and Treasurer on January 1, 2019 and was appointed a Senior Executive Vice President in March 2020. Mr. Kingsmore is responsible for accounting, financial and tax reporting, investor relations, raising capital through debt and equity markets and information technology systems. His tenure at our Company started in 1996 as Vice President and Controller, and since then he has served in key roles in finance for over 20 years, most recently as Senior Vice President of Finance from April 1, 2004 until December 31, 2018. Prior to joining our Company, he worked for Westfield America within its corporate accounting department. Mr. Kingsmore was also a certified public accountant with PricewaterhouseCoopers from 1991 to 1995, and he graduated from University of California at Los Angeles in 1991.

Ann C. Menard joined our Company on January 29, 2018 as an Executive Vice President and has been our Chief Legal Officer and Secretary since March 1, 2018. Ms. Menard became one of our Senior Executive Vice Presidents as of March 2020. Prior to joining our Company, Ms. Menard was U.S. General Counsel and Managing Director for Tishman Speyer, a global real estate owner, operator, developer and fund manager from October 2005 through December 2017, where she managed legal activities and risk in connection with operations in major U.S. markets, including Los Angeles, San Francisco, Silicon Valley, Seattle, Chicago and Atlanta. Prior to joining Tishman Speyer, Ms. Menard was a partner in the real estate and corporate finance departments at O’Melveny & Myers, LLP in their Los Angeles and Newport Beach offices. Ms. Menard is a member of the Corporate Governance Council, National Association of Real Estate Investment Trusts and received her JD, magna cum laude, from Loyola Law School of Los Angeles in 1991, after graduating with a Bachelor of Arts degree from the University of California, Los Angeles.

Kenneth L. Volk was appointed Executive Vice President of Business Development in January 2019 and directs common area retail, media and sponsorship, brand experiences and alternative revenue, as well as short-term inline leasing. Mr. Volk joined our Company in 2007 as Senior Vice President and Chief Marketing Officer overseeing business development and marketing. He has over 25 years of experience in the retail REIT industry, specializing in marketing and communications. Prior to joining our Company, Mr. Volk served as Senior Vice President of Marketing and Communication for The Mills Corporation from September 2002 to March 2007, where he also oversaw strategic partnerships and the Mills TV digital media network. Mr. Volk also previously served as Senior Vice President of Shopping Center Marketing for Simon Property Group from May 1989 until August 2002.

32 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Contact Our Board

Individual stockholders or any other interested parties may contact our entire Board of Directors or individual members of our Board of Directors, our non-management directors as a group or the Chairman of the Board, by sending an e-mail as follows:

•	Board of Directors
boardofdirectors@macerich.com

•	Non-Management Directors nonmanagementdirectors@macerich.com

•	Chairman of the Board
chairman@macerich.com

Such communications may also be submitted in writing in care of:

Attention: Secretary

The Macerich Company

401 Wilshire Boulevard, Suite 700

Santa Monica, CA 90401

All communications are distributed to our Board, or to any individual director or directors as appropriate, depending on the facts and circumstances of the communication. Our Board of Directors has requested that certain items that are unrelated to the duties and responsibilities of our Board be excluded, such as spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys, business solicitations or advertisements.

The following Report of the Compensation Committee shall not be deemed soliciting material or to be filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, or subject to Regulation 14A or 14C or the liabilities of Section 18 of the Exchange Act, except to the extent our Company specifically requests that this Report be treated as soliciting material or specifically incorporates this Report by reference into a filing under either of such Acts.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors of The Macerich Company, a Maryland corporation, has reviewed and discussed the Compensation Discussion and Analysis in this Proxy Statement with management. Based on such review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the year ended December 31, 2022 and this Proxy Statement for our 2023 Annual Meeting of Stockholders.

The Compensation Committee

Andrea M. Stephen, Chair

Eric K. Brandt

Steven R. Hash, ex officio

Daniel J. Hirsch

Steven L. Soboroff

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Discussion and Analysis (“CD&A”) describes the material elements of our executive compensation program, how the program is designed to support the achievement of our key strategic and financial objectives, and the compensation decisions the Compensation Committee made under the program for our named executive officers, who for 2022 were:

Named Executive Officers	Title
Thomas E. O’Hern	Chief Executive Officer
Edward C. Coppola	President
Scott W. Kingsmore	Senior Executive Vice President, Chief Financial Officer and Treasurer
Douglas J. Healey	Senior Executive Vice President, Head of Leasing
Ann C. Menard	Senior Executive Vice President, Chief Legal Officer and Secretary

For purposes of this CD&A, we refer to the Compensation Committee as the “Committee.” Except as the context otherwise requires, references to “LTIP Units” in this CD&A and the accompanying Executive Compensation Tables includes both LTIP Units in the Operating Partnership and restricted stock units of the Company.

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COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY

BUSINESS HIGHLIGHTS

OPERATIONAL ACHIEVEMENTS:

• Generated 7.5% same-center NOI, excluding lease termination income, growth in 2022 compared to 2021; this is our Company’s second consecutive year of strong NOI growth, with 6.08% growth in 2021 compared to 2020 (as defined in Appendix I)

• Achieved 2.8% comparable tenant sales growth in 2022 compared to 2021 for spaces < 10,000 square feet; sales per square foot productivity of $869, nearly a historic high for our Company’s portfolio

• Refinanced or extended $1.7 billion of secured debt ($1.4 billion at the Company’s share) in a very challenging capital market environment

• Increased common stock dividend by 13.3% in fourth quarter of 2022

• Sustained occupancy growth:

• Increased occupancy by 1.1% in 2022 compared to 2021

• Increased occupancy by 4.1% in the past seven quarters since pandemic-driven low of 88.5% as of March 31, 2021

LEASING ACHIEVEMENTS:

• Strongest leasing volume since prior to the Global Financial Crisis, with 974 executed leases totaling approximately 3.8 million square feet

• Executed leases with 88 new-to-portfolio brands for over 440,000 square feet across 101 stores

• Effected approximately 328 multi-store package deals encompassing 1.6 million square feet, leveraging the scale of our Company’s national portfolio

• Maintained a strong leasing pipeline for 2023 and 2024, including 2.0 million square feet of signed leases and another 540,000 square feet of leases in process

• Achieved positive leasing spreads versus the expiring base rent of 4.0% for the trailing 12 months as of December 31, 2022, from a wide range of categories including digitally native and emerging brands, health and fitness, grocery, entertainment, food and beverage, sports and co-working office

• Executed deals on new stores with numerous prominent retailers and branding, including Zara and Primark at Queens Center, Hermes at Scottsdale Fashion Square, Round One Bowling & Amusement at Arrowhead Towne Center, Target at Danbury Fair and Kings Plaza, Arte Museum at Santa Monica Place and Life Time at Scottsdale Fashion Square and Paradise Valley

CORPORATE RESPONSIBILITY STRATEGY ACHIEVEMENTS:

• Launched a cross-disciplinary advisory group, MacImpact, to redefine how we advance our corporate social responsibility and industry-leading environmental efforts while growing long-term value and making lasting impacts for all stakeholders

COMMUNITY OUTREACH ACHIEVEMENTS:

• $1.1 million in total philanthropic contributions with over $326,000 in employee-driven donations to a variety of organizations through our employer match program

• Supported local communities through the execution of more than 2,100 events at our Regional Town Centers, from movies and concerts to cultural events and farmers’ markets

• Donated over 472,000 meals to organizations that help people living with food insecurity

• Hosted 187 blood drive events at our Regional Town Centers, collecting life-saving donations that impacted up to 30,000 lives

• 955 employee volunteer hours logged through the Macerich Volunteer Program

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COMPENSATION DISCUSSION AND ANALYSIS

ENVIRONMENTAL/ SUSTAINABILITY ACHIEVEMENTS:

• In Arizona, we purchased 17.5 million kWh of renewable energy from the new 100-megawatt Salt River Project Central Line solar plant, reducing our fossil fuel use across all centers in Arizona by almost 20%

• Powered on our 750-kilowatt solar project at Queens Center in New York City, which will produce over 1 million kWh annually – approximately 20% of the center’s needed energy – and will bring the center’s on-site green energy generation to more than 50% of total consumption

• #1 GRESB ranking within Retail/Americas for the eighth consecutive year

• #23 on Environmental Protection Agency’s Green Power Partnership List of Top 30 On-Site Generation Companies

• In the top tier CDP Climate ‘A’ List for the seventh year

• Continued to align our environmental and sustainability programs with the United Nations Sustainable Development Goals

EMPLOYEE ENGAGEMENT/ CULTURE ACHIEVEMENTS:

• Built on 2021 progress in leadership representation with individuals identifying as female accounting for 67% of promotions at the Vice President level and individuals identifying as female from underrepresented groups accounting for 33% of all promotions at the Vice President level

• Relaunched our MacMentorship program, touching more than 90% of departments across the Company, with 83 mentor-mentee pairs active in 2022

• Expanded our summer internship program, which partners with the ICSC Foundation Launch Academy and the joint Nareit, The Urban Land Institute and Future Housing Leaders Foundation to provide underrepresented college students the opportunity to explore careers in commercial real estate

• Supported our Employee Resource Groups – Parents at Macerich and Veterans at Macerich – to create inclusive spaces for their respective communities and foster greater belonging through conversation, collaboration, learning and peer support

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COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION HIGHLIGHTS

Compensation Elements.    The following chart summarizes, for each component of our ongoing executive compensation program, the objectives and key features and the compensation decisions made by the Committee for our named executive officers:

Pay Element	Objectives and Key Features	2022 Highlights

Salary	• Relatively low, fixed cash pay based on the scope and complexity of each position, the officer’s experience, competitive pay levels and general economic conditions

• Base salaries have not increased since 2019 for all named executive officers, except Mr. O’Hern, whose salary was increased in June 2021, in connection with the renewal of his employment agreement, to be more competitive with salaries for similarly-situated peer company REIT CEOs

Annual Incentive Bonus

• Variable short-term incentive

• Rewards achievement of both corporate and individual performance

• Measures and goals are established to align with annual strategies and operating plans designed to support our Company’s short-term financial and strategic objectives:

• Corporate scorecard goals common to all executives (weighted at 75%) included:

• FFO per share

• Year-End Reported Occupancy

• Net debt reduction

• Leasing and Re-development

• Environmental

• Individual performance against pre-established goals was weighted 25%

• At the time the performance objectives for the 2022 annual incentive program were established in the first quarter of 2022, they were deemed appropriately challenging and rigorous

• Our performance against the corporate scorecard goals was mixed, with two goals achieved at approximately maximum, two goals achieved at approximately target, one goal achieved at approximately threshold and one goal achieved below threshold. The resulting weighted average payout was 114% of target

• Individual performance against pre-established goals varied by executive and ranged from target to slightly above target, resulting in payouts between 25% and 33% of target on a weighted basis

Long-Term Incentives

2022 Performance-Based LTIP Units

• Variable long-term incentive

• Program design continued in 2022 to support our multi-year business strategies and align pay delivery with performance and stockholder value

• May be earned from 0% to 150% of target number of units based on performance versus three-year FFO per share goals (weighted 50%) and three-year Year-end Reported Occupancy goals (weighted 50%), with potential modification +/-20% based on three-year relative total stockholder return (“TSR”) versus publicly-traded, US-based equity REITs in the Nareit Index which are categorized as “mall” or “shopping center” REITs (the “Equity Peer REITs”)

2022 Service-Based LTIP Units

• Vest in equal annual installments over a three-year period to promote stockholder alignment, retention and stability of our management team

• For target LTIP Unit grants made January 1, 2021, Messrs. O’Hern and Coppola volunteered to reduce their grant values by $1,500,000 and $600,000, respectively, and at their recommendation, these reductions were used to fund increased grants of LTIP Units for others on the management team. Target LTIP Unit grant values for awards made January 1, 2022 to Messrs. O’Hern and Coppola were restored to their previous 2020 levels

• Target LTIP Unit grant values for the awards made January 1, 2022 to the other named executive officers remained the same as 2021

• For 2022 the Committee granted the same mix of performance-based and time-based LTIP Units as for our 2021 grants, i.e., 75% performance-based LTIP Units for CEO and President and 50% for other named executive officers. The remaining value was granted in services-based LTIP Units

• None of the performance-based LTIP Units granted in 2020 were earned because our relative TSR for the 2020-2022 performance period was below the 25th percentile, evidencing our pay-for-performance philosophy

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COMPENSATION DISCUSSION AND ANALYSIS

Target Total Direct Compensation Mix

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COMPENSATION DISCUSSION AND ANALYSIS

LTIP Pay for Performance Alignment.    The forfeiture and tracking of the performance-based LTIP Unit awards for 2019 through 2022 reflects strong pay for performance alignment with respect to the applicable performance periods. The graphic below summarizes the performance periods and outcome, or projected outcome, of our performance-based LTIP Unit awards in 2019, 2020, 2021 and 2022, through December 31, 2022.

LTIP Performance Period	2019	2020	2021	2022	2023	2024		Status	Payout as Percentage of Target
2019 3-Year LTIP	100% Complete						▼	Below Threshold and 100% Forfeited	0%
2020 3-Year LTIP		100% Complete					▼	Below Threshold and 100% Forfeited	0%
2021 3-Year LTIP			67% Complete				▼	Tracking Below Target	71%(1)
2022 3-Year LTIP				33% Complete			▼	Tracking Below Target	98%(2)

(1)

Represents our actual performance for the portion of the award (40% of total award opportunity) eligible to be earned based on our financial and operational performance during the period beginning (i) January 1, 2021 and ending December 31, 2021 (relating to 20% of the total award opportunity) and (ii) January 1, 2022 and ending December 31, 2022 (relating to 20% of the total award opportunity), as modified by our relative TSR ranking as of December 31, 2022, as though the cumulative performance period had ended on such date. We make no estimate as to our financial and operational performance with respect to the remaining 60% of the award eligible to be earned based on our performance during the remaining performance periods under the award and no prediction as to the future performance of our stock for purposes of estimating our relative TSR ranking upon the conclusion of the full performance period.

(2)

Represents our actual performance for the portion of the award (20% of total award opportunity) eligible to be earned based on our financial and operational performance during the period beginning January 1, 2022 and ending December 31, 2022, as modified by our relative TSR ranking as of December 31, 2022, as though the cumulative performance period had ended on such date. We make no estimate as to our financial and operational performance with respect to the remaining 80% of the award eligible to be earned based on our performance during the remaining performance periods under the award and no prediction as to the future performance of our stock for purposes of estimating our relative TSR ranking upon the conclusion of the full performance period.

The three-year performance period for the 2019 and 2020 performance-based LTIP Unit awards has been completed and the entire awards were forfeited because the Company did not achieve the Threshold relative TSR ranking.

2022 Say-on-Pay Vote

At our 2022 Annual Meeting of Stockholders, approximately 96% of the votes cast were in favor of the non-binding, advisory Say-on-Pay resolution. The Committee considered both the results of the 2022 advisory vote on executive compensation, as well as feedback from our ongoing engagement with stockholders on a variety of issues, including executive compensation and corporate governance. Our Company believes that this support level demonstrates a strong alignment among our stockholders and our executive compensation program. Accordingly, the Committee did not make any changes to the Company’s executive compensation program in response to the 2022 “Say-on-Pay” vote. As part of our commitment to ongoing transparent communication with our stockholders, we will continue this open dialogue to ensure we understand stockholder views on these important issues.

Compensation Governance Highlights

Our executive compensation and corporate governance programs are designed to closely link pay with operational performance and increases in long-term stockholder value while minimizing excessive risk taking. To help us accomplish these important objectives, we have adopted the following policies and practices:

No Excessive Risk Taking.    Our compensation program is designed to not incentivize excessive risk taking by participants. We conduct an annual risk assessment of all of our compensation programs.

No Excise Tax Gross-Ups.    None of our Company’s executives are entitled to any excise tax gross-ups.

Double-Trigger Equity Vesting.    Our equity awards are subject to double-trigger vesting acceleration in connection with a change of control.

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COMPENSATION DISCUSSION AND ANALYSIS

Robust Stock Ownership Guidelines.    We have robust stock ownership policies for our named executive officers and directors, and each individual who is subject to them is in compliance with those policies. See “Stock Ownership Policies” in this Proxy Statement.

Holding Period.    Until the minimum required stock ownership level is achieved, our named executive officers must retain 50% of the net-after-tax profit shares from vesting of equity compensation awards. See “Stock Ownership Policies” in this Proxy Statement.

Clawback Policy.    We have a clawback policy that allows us to recover certain cash and equity incentive compensation paid to our executive officers if the compensation was based on achieving financial results that were subsequently restated and the amount of the executive officer’s incentive compensation would have been lower had the financial results been properly reported. We will revise our clawback policy to comply with Rule 10D-1 under the Exchange Act adopted by the SEC in October 2022 once the final listing standards are adopted by the NYSE.

No Repricing.    We do not permit repricing of underwater options or SARs or permit exchange of underwater options or SARs for other awards or cash, without prior stockholder approval.

Anti-Hedging Policy.    We have a policy prohibiting all of our directors, officers and employees from engaging in any hedging or monetization transactions that are designed to hedge or offset any decrease in the market value of our securities. This policy also prohibits short sales and the purchase and sale of publicly traded options of our Company.

Anti-Pledging Policy.    In addition, we have a policy (a) prohibiting all our directors and executive officers from pledging our securities if they are unable to meet our stock ownership requirements without reference to such pledged shares and (b) recommending that our directors and executive officers not pledge our Company’s securities. Currently, based on information provided by our directors and officers, no shares of our Company are pledged by any of them.

Independent Compensation Consultant.    The Committee engages an independent compensation consulting firm that provides us with no other services.

Annual Say-on-Pay.    We annually submit our executive compensation program for our named executive officers to say-on-pay advisory votes for stockholder consideration.

Compensation Philosophy and Objectives

Our executive compensation program is designed to achieve the following objectives:

•	Attract, retain and reward experienced, highly-motivated executives who are capable of leading our Company in executing our corporate strategy.

•	Link compensation earned to achievement of our Company’s short-term and long-term financial and strategic goals.

•

Align the interests of management with those of our stockholders by providing a substantial portion of compensation in the form of equity-based incentives and maintaining robust stock ownership requirements.

•	Adhere to high standards of corporate governance.

The Committee believes strongly in linking compensation to corporate performance: the annual incentive awards are based on overall corporate performance and vesting of 75% of the long-term incentive equity awards for our CEO and President and 50% for all other named executive officers depends on our three-year operational and financial goals as well as relative TSR compared to our Equity Peer REITs. The Committee also recognizes individual performance in making its executive compensation decisions. The Committee believes this is the best program overall to attract, motivate and retain highly skilled executives whose performance and contributions benefit our Company and our stockholders.

The Committee does not have a strict policy for allocating a specific portion of compensation to our named executive officers between cash and non-cash or short-term and long-term compensation. Instead, the Committee considers how each component promotes retention and/or motivates performance by the executive. The Committee believes it utilizes the right blend of cash and equity to provide appropriate incentives for executives while aligning their interests with those of our stockholders and encouraging the executives’ long-term commitment to our Company.

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COMPENSATION DISCUSSION AND ANALYSIS

Role of the Compensation Committee

The Committee reviews and approves the compensation for our executive officers, reviews our overall compensation structure and philosophy and administers certain of our employee benefit and stock plans, with authority to authorize awards under our incentive plans. The Committee currently consists of five independent directors, Ms. Stephen (Chair) and Messrs. Brandt, Hash (ex officio), Hirsch, and Soboroff.

Role of Management

Management, under the leadership of our Chief Executive Officer, develops our Company’s strategy and corresponding internal business plans, which our executive compensation program is designed to support. Our Chief Executive Officer also provides the Committee with his evaluation of the performance of and his recommendations on compensation for his direct reports, including the other named executive officers.

Role of Compensation Consultant

The Committee may, in its sole discretion, retain or obtain the advice of any compensation consultant as it deems necessary to assist in the evaluation of director or executive officer compensation and is directly responsible for the appointment, compensation and oversight of the work of any such compensation consultant. The Committee retained FW Cook as its independent compensation consultant with respect to our various compensation programs. FW Cook’s role is to evaluate the existing executive and non-employee director compensation programs, assess the design and competitive positioning of these programs, and make recommendations for change, as appropriate. The Committee considered the independence of FW Cook and determined that its engagement of FW Cook does not raise any conflicts of interest with our Company or any of our directors or executive officers. FW Cook provides no other consulting services to our Company, executive officers or directors.

Role of Data for Peer Companies

FW Cook periodically conducts competitive reviews of our executive compensation program, including a competitive analysis of pay opportunities for our named executive officers as compared to the relevant peer group selected by the Committee. The Committee reviews compensation practices at peer companies to inform itself and aid it in its decision-making process so it can establish compensation programs that it believes are reasonably competitive. At the time the Committee established 2022 target pay opportunities for the named executive officers, the most recent competitive review FW Cook had conducted was from 2021, which included the following U.S.-based, publicly-traded REITs:

Acadia Realty Trust	Simon Property Group, Inc.

Brixmor Property Group, Inc.	SITE Centers

Douglas Emmett, Inc.	SL Green Realty Corp.

Federal Realty Investment Trust	Tanger Factory Outlets

JBG Smith Properties	VEREIT, Inc.

Kilroy Realty Corporation	Vornado Realty Trust

Kimco Realty Corporation	Weingarten Realty

Regency Centers Corporation

The group included our direct mall REIT competitors as well as other REITs, primarily selected based on size, headquartered in Southern California, and/or with a meaningful number of retail properties in their portfolio. At the time FW Cook conducted the 2021 competitive review, our twelve-month average total capitalization was in the median range compared to the peer group. Taubman Centers, Inc. (“Taubman”) was removed from our peer group for purposes of 2022 compensation as a result of an acquisition of Taubman by Simon Property Group, Inc., which was already included in our peer group. The Committee continues to believe that these REITs best reflect a complexity and breadth of operations, as well as the amount of capital and assets managed, similar to our Company.

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COMPENSATION DISCUSSION AND ANALYSIS

The Committee does not set compensation components to meet specific benchmarks. Instead, the Committee focuses on a balance of annual and long-term compensation, which is heavily weighted toward “at risk” performance-based compensation. Peer group data is not used as the determining factor in setting compensation because each officer’s role and experience is unique. The Committee believes that ultimately the decision as to appropriate compensation for a particular officer should be made based on a full review of that officer’s and our Company’s performance.

COMPENSATION FOR 2022 PERFORMANCE

Compensation opportunities for each named executive officer consisted of a base salary, an annual bonus opportunity, and long-term incentives, each of which is described in more detail below.

Base Salary

As they do annually, the Committee members reviewed base salaries of the named executive officers to determine whether they remain appropriate based on the factors identified above. 2022 salaries remained unchanged from 2021 levels for all named executive officers.

Annual Incentives

Each executive officer has a target annual incentive opportunity, expressed as a percentage of base salary. Unchanged from 2021, 2022 target bonuses were 200% of base salary for Messrs. O’Hern and Coppola and 100% of base salary for all other named executive officers. Actual bonuses can range from 0% to 200% of each executive’s target bonus, based on the Committee’s assessment of annual performance against the objectives established for the year. The Committee set target bonuses for Messrs. O’Hern and Coppola at a higher percentage of base salary than the other executives because their positions are those of strategic leaders who manage and direct our other named executive officers.

In early 2022, the Committee developed a “scorecard” of financial and strategic objectives against which performance would be evaluated to determine annual incentives for the named executive officers. The scorecard objectives were designed to reward the successful execution of our strategies and were consistent with our external guidance as initially disclosed in the first quarter of 2022. Six corporate measures would determine 75% of each participating executive’s earned bonus and the remaining 25% was based on the Committee’s assessment of the executive’s individual performance.

2022 Corporate Goals—Weighted 75%

Measure	Weighting
(1) FFO per Diluted Share	20%
(2) Year-End Reported Occupancy	10%
(3) Leasing Spreads	10%
(4) Net Debt Reduction	10%
(5) Leasing and Redevelopment	15%
(6) Environmental Initiatives	10%
TOTAL	75%

FFO per Diluted Share

Why this measure was selected:     Our Company uses FFO in addition to net income to report its operating and financial results and considers FFO and FFO per diluted share as supplemental measures for the real estate industry and a supplement to Generally Accepted Accounting Principles (“GAAP”) measures. FFO and FFO on a diluted basis are useful to investors in comparing operating and financial results between periods. This is especially true since FFO excludes real estate depreciation and amortization, as our Company believes real estate values fluctuate based on market conditions rather than depreciating in value ratably on a straight-line basis over time. Our Company believes that such a presentation also provides investors with a more meaningful measure of its operating results in comparison to the operating results of other REITs.

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COMPENSATION DISCUSSION AND ANALYSIS

How we set our goals:     Our FFO per diluted share goals for 2022 were aligned with our February 2022 earnings guidance. The target was equal to the midpoint of our February 2022 guidance range. When the goals were set, the Committee determined that the goals would be adjusted for, among other items, a) changes to GAAP; b) unbudgeted acquisitions or dispositions, c) property closures mandated for environmental or health reasons not under the control of management, and/or d) material changes to our Company’s capital structure.

How we performed:     Our actual FFO per diluted share in 2022 was $1.96, which was slightly above the target goal for this measure. Driving this strong FFO performance was growth in our same center net operating income of 7.5% in 2022 compared to 2021, which is the Company’s second consecutive year of strong NOI growth. This performance was due to sustained occupancy growth, strong tenant sales and increases in common area revenue.

						% of Target Payout
Measure	Weighting	Threshold	Target	Max	Actual	Unweighted	Weighted
Capital-Adjusted FFO per Diluted Share(1)	20%	$1.85	$1.95	$2.05	$1.96	110%	22%

(1)

FFO per diluted share represents funds from operations per share on a diluted basis, excluding financing expenses in connection with Chandler Freehold. For the reconciliation of FFO to net income attributable to common stockholders see Appendix I. For the definition of FFO see “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Funds from Operations” on pages 62-63 in our Annual Report on Form 10-K for the year ended December 31, 2022.

Year-End Reported Occupancy

Why this measure was selected:     As a result of the pandemic, our portfolio mall and freestanding occupancy declined from 94.0% at December 31, 2019 to 88.5% at March 31, 2021. Increasing occupancy through re-leasing is the primary way for us to restore the significant loss of net operating income following the negative impacts of the pandemic and to increase cash flow from operations.

How we set our goals:     We established a portfolio mall and freestanding year-end reported occupancy goal of 92.5% as of December 31, 2022, representing growth of 1.0%, which was generally in line with our February 2022 earnings guidance.

How we performed:     During 2022, we were able to effectively capitalize on a strong leasing environment and ended the year with portfolio mall and freestanding reported occupancy of 92.6%, which was an increase of 1.1%, slightly surpassing our target goal.

						% of Target Payout
Measure	Weighting	Threshold	Target	Max	Actual	Unweighted	Weighted
Reported Year-End Occupancy	10%	91.5%	92.5%	93.5%	92.6%	110%	11%

Leasing Spreads

Why this measure was selected:      Another tool to grow net operating income is to achieve rental rate growth between expiring leases and renewal/replacement leases. Knowing that we had achieved significant occupancy growth in 2021, for 2022, we then prioritized growing rental rate, which is measured by leasing spreads.

How we set our goals:      Understanding that it takes time to gradually grow rental rate once occupancy growth is restored, we set aggressive threshold, target and maximum goals of 5%, 10% and 15%, respectively.

How we performed:     In the second half of 2022, we began to achieve modest, positive leasing spreads. However, on a trailing twelve-month basis as of December 31, 2022, our leasing spreads were 4.0%, which was slightly below our threshold goal.

						% of Target Payout
Measure	Weighting	Threshold	Target	Max	Actual	Unweighted	Weighted
Leasing Spreads	10%	5.0%	10.0%	15.0%	4.0%	0%	0%

Net Debt Reduction

Why this measure was selected:     Reduction of our leverage continues to be an important corporate priority that we believe should increase stock price and stockholder return.

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COMPENSATION DISCUSSION AND ANALYSIS

How we set our goals:     We set threshold, target and maximum goals of reducing net debt (debt, net of unrestricted cash) by $100 million, $200 million and $300 million, respectively, with the understanding that there was uncertainty as to whether we could achieve these goals in light of the fact that the viability of the primary strategies we might employ (issuing equity and/or disposing of operating assets), both depend upon multiple market factors that are outside of our control.

How we performed:     During 2022, we reduced our net debt by $122 million, surpassing our threshold goal, but falling short of our target goal. Given that we carried an adequate amount of liquidity to operate during 2022 and given the relatively high cost from issuing equity at the prevailing market prices, we chose not to issue common stock on unfavorable terms. Similarly, given various market factors, including a volatile debt capital market environment in 2022, we elected not to dispose of any operating assets on unfavorable terms. These factors contributed to our inability to achieve our target goal of reducing net debt by $200 million.

						% of Target Payout
Measure	Weighting	Threshold	Target	Max	Actual	Unweighted	Weighted
Net Debt Reduction	10%	$100 mil.	$200 mil.	$300 mil.	$122 mil.	61%	6.1%

Leasing and Redevelopment

Why this measure was selected:     Leasing vacant space to high-quality tenants is how we generate revenue, profit and cash flow. In addition, investing in capital improvements on our properties enhances the attractiveness of our properties to shoppers, retailers and the communities in which we operate. Strong leasing and redevelopment progress is a key driver of value creation for our stockholders.

How we set our goals:     At the beginning of 2022, we outlined eight leasing and redevelopment projects we aspired to accomplish, subject to capital availability. The Committee set the target goal of achieving five of these eight projects, and maximum goal of achieving six of eight. More detail on each objective is provided below:

How we performed:     During 2022, we achieved seven of the eight objectives, resulting in a maximum payout for this category.

Property	Goal	Achievement
Arrowhead Towne Center	Execute replacement leases or letters of intent for former Forever 21 space	Achieved. Executed lease with Round One for 2-level Sports Challenge concept
Danbury Fair	Execute replacement leases or letters of intent for former Forever 21 space	Achieved. Executed lease with Round One
Kierland Commons	Secure entitlements for mixed-use development	Achieved. Received confirmation of general conformance from City of Phoenix for planned 110-unit residential tower with no further entitlement requirements
Kings Plaza	Execute replacement leases or letters of intent for majority of former Best Buy space	Not Achieved. Continue to source demand and assess replacement options
Queens Center	Execute replacement leases or letters of intent for former Forever 21 and H&M spaces	Achieved. Executed leases with Primark and Zara
Scottsdale Fashion Square	Achieve groundbreaking for Caesar’s Republic Hotel	Achieved: Groundbreaking commenced April 2022 with anticipated opening Spring 2024
The Oaks	Secure operating covenant from Nordstrom	Achieved: Agreement for 5-year operating covenant
Santa Monica Place	Execute replacement leases or letters of intent for office or alternative retail for former Bloomingdale’s and Arclight spaces	Achieved. Executed lease with Arte Museum (digital art experience) and executed letter of intent with a premier fitness offering; collectively securing commitments for two-thirds of the targeted space

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COMPENSATION DISCUSSION AND ANALYSIS

						% of Target Payout
Measure	Weighting	Threshold	Target	Max	Actual	Unweighted	Weighted
Leasing and Redevelopment	15%	4 of 8	5 of 8	6 of 8	7 of 8	200%	30%

Environmental Initiatives

Why this measure was selected: At Macerich, we balance the goal of providing vibrant places for our customers with the need to be responsible stewards of our resources, reflecting the communities we serve and helping make communities more resilient. As such, the Committee believes that executives should be held accountable for progress towards the Company’s environmental commitments.

How we set our goals:     The Committee developed a set of annual goals for 2022 that align with our long-term environmental goals as communicated to stockholders in our Corporate Responsibility Report and which are outlined in the table below. The Committee set the target goal of achieving three of the four objectives, and maximum goal of achieving all four.

How we performed: During 2022, we achieved all four objectives, resulting in payout at maximum for this category.

Objective	Achievement
Add 1,000 kilowatts of clean power	Achieved. Energized Queens Center with solar power and interconnection of Danbury Fair fuel cell
Enter into commitments to invest $10 million across the portfolio in innovation projects supporting carbon neutrality	Achieved. Implemented $12 million of capital commitments
Achieve portfolio-wide average of 40% waste diversion	Achieved. Completed with 55% diversion
Increase purchased renewal energy power by at least 8,000 megawatts per hour	Achieved. 122% accomplished with 13.7kWHs

						% of Target Payout
Measure	Weighting	Threshold	Target	Max	Actual	Unweighted	Weighted
Environmental Initiatives	10%	2 of 4	3 of 4	4 of 4	4 of 4	200%	20%

Overall Corporate Results

		Payout (% of Target)
Measure	Weighting	Unweighted	Weighted
FFO per Diluted Share	20%	110%	22%
Year-End Reported Occupancy	10%	110%	11%
Leasing Spreads	10%	0%	0%
Net Debt Reduction	10%	61%	6.1%
Leasing and Redevelopment	15%	200%	30%
Environment Initiatives	10%	200%	20%
TOTAL	75%		89.1%

Individual Performance—Weighted 25%

A portion of the annual incentive is based on an assessment of individual performance in order to reward individual achievements and contributions. In making the individual determinations, the Committee took into consideration each named executive officer’s individual contributions to our operational and financial performance in 2022, as well as their individual accomplishments and performance relative to their objectives for the year. The Committee has the discretion to award between 0% and 200% of the named executive officer’s target individual award opportunity.

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COMPENSATION DISCUSSION AND ANALYSIS

With respect to Mr. O’Hern:    In determining his annual incentive bonus, the Committee reviewed with Mr. O’Hern his 2022 accomplishments against his individual goals. In addition to supporting our 2022 corporate goals described above, the Committee considered his leadership of the management team and in executing our strategic, financial and operational initiatives, including:

•	continuing to de-lever the Company through debt reduction and pushing EBITDA towards pre-pandemic levels;

•	increasing overall portfolio occupancy;

•	overseeing the sale of land holdings;

•	accelerating the development pipeline which promotes and rewards densification and diversification; and

•	keeping the leadership team and the Company in general, motivated with good morale and minimal turnover and continuing to promote a collaborative and collegial corporate environment.

Based on these accomplishments for 2022, the Committee scored the individual performance category at 100% of target for Mr. O’Hern.

With respect to Mr. Coppola:    His leadership and achievements in our key redevelopments, including:

•	management of the development and construction groups;

•	closing transactions with anchor replacements, including Scheels at Chandler Fashion Center and Dillards at South Plains;

•	taking a lead role in critical negotiations on densification and diversification projects at our top-performing properties; and

•	continuing to strengthen relationships with key tenants and department store groups.

Based on these accomplishments for 2022, the Committee scored the individual performance category at 100% of target for Mr. Coppola.

With respect to Mr. Kingsmore:    His success in his role as Chief Financial Officer, including:

•	overseeing several refinancing transactions;

•	strengthening relationships with investors through meetings, calls and an Investor Day in Scottsdale, Arizona;

•	finalizing implementation of QuikSpace for specialty leasing across portfolio; and

•	the successful migration of treasury management business, including integration into Yardi accounting system.

Based on these accomplishments for 2022, the Committee scored the individual performance category at 150% of target for Mr. Kingsmore.

With respect to Mr. Healey:    His success in his role as Head of Leasing, including:

•	overseeing the negotiation of more than 970 leases totaling approximately 3.8 million square feet; representing the strongest leasing volume since prior to the Global Financial Crisis;

•	achieving successful openings of 270 new stores, totaling over 875,000 square feet;

•	maintaining a strong leasing pipeline for 2023 and 2024;

•	executing replacement leases or letters of intent for several high-profile properties; and

•	continued focus on leasing leadership structure, including training and mentorship programs as part of departmental succession planning.

Based on these accomplishments for 2022, the Committee scored the individual performance category at 150% of target for Mr. Healey.

With respect to Ms. Menard:    Her success in her role as Chief Legal Officer and Corporate Secretary, including:

•	leadership in the structure and negotiations of various development, redevelopment, leasing and new business opportunities and transactions;

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COMPENSATION DISCUSSION AND ANALYSIS

•	taking a lead role in critical negotiations with various joint venture partners;

•

oversight of human capital, including working closely with EVP of Portfolio Operations and People to foster interdepartmental communication and collaboration, training events, mentorship programs and hiring strategies;

•	continuing to work with executive management and the Board and committees to enhance the Company’s ESG profile; and

•	activities with respect to ongoing legal matters.

Based on these accomplishments for 2022, the Committee scored the individual performance category at 150% of target for Ms. Menard.

Long-Term Incentives

Our long-term equity-based incentive program is an important means to align the interests of our executives and our stockholders, to encourage our executives to adopt a longer-term perspective and to reward them for creating stockholder value in a pay-for-performance structure.

2022 Long-Term Incentive Program

For 2022, the Committee approved for each named executive officer an aggregate grant date fair value for these awards, which were granted on January 1, 2022 in the form of LTIP Units.

For LTIP Unit grants made January 1, 2021, Messrs. O’Hern and Coppola volunteered to reduce their target grant values by $1,500,000 and $600,000, respectively, and at their recommendation, these reductions were used to fund increased grants of LTIP Units for others on the management team. Target LTIP Unit grant values for awards made January 1, 2022 to Messrs. O’Hern and Coppola were restored to their previous 2020 levels. Target LTIP Unit grant values for the awards made January 1, 2022 to the other named executive officers remained the same as 2021.

For 2022, the Committee granted the same mix of performance-based and time-based LTIP Units as for our 2021 grants, comprised of 75% performance-based LTIP Units for our CEO and President and 50% performance-based LTIP Units for each of our other named executive officers.

Performance-Based LTIP Units.    For the performance-based LTIP Units granted in 2022, the Committee continued with the design change made in 2021 to better support our multi-year business strategies and align pay delivery with executive performance. The 2022 performance-based LTIPs may be earned from 0 to 150% of the target number of units awarded based on our performance versus three-year FFO per Share goals (weighted 50%) and three-year Year-End Reported Occupancy goals (weighted 50%), with potential modification +/-20% based on our relative TSR versus the Equity Peer REITs. The Committee selected FFO per Share and Year-End Reported Occupancy because it believes these are the most important drivers of long-term value creation. The relative TSR modifier ensures that the ultimate payout is aligned with our stockholder return performance relative to other retail REITs. All goals were established prior to the start of the performance period.

FFO per Share Goals (weighted 50%): Performance will be measured for each year of the three-year performance period and on a cumulative basis, with weightings and goals as follows:

FFO per Share goals
Year	Weighting	Threshold	Target	Maximum	Performance as of 12/31/2022
2022	20%	$1.78	$1.98	$2.18	$1.96
2023	20%	$1.89	$2.10	$2.31	N/A
2024	20%	$2.00	$2.22	$2.44	N/A
Cumulative 2022-2024	40%	$5.67	$6.30	$6.93	N/A
Payout (% of Target LTIPs)		50%	100%	150%

No units will be earned for performance below threshold; payout is linearly interpolated for performance between levels

46 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Year-End Reported Occupancy (weighted 50%): Performance will be measured for each year of the three-year performance period, with the third year weighted higher to represent the culmination of three years of performance. Weightings and goals are as follows:

Year-End Reported Occupancy Goals
Year	Weighting	Threshold	Target	Maximum	Performance as of 12/31/2022
Year-End 2022	20%	90.0%	91.5%	92.5%	92.6%
Year-End 2023	20%	91.0%	92.5%	93.5%	N/A
Year End 2024	60%	92.0%	94.0%	95.0%	N/A
Payout (% of Target LTIPs)		50%	100%	150%	N/A

No units will be earned for performance below threshold; payout is linearly interpolated for performance between levels

Relative TSR Modifier: The number of LTIP Units earned, if any, based on FFO per Share and Year-End Reported Occupancy will be modified up or down by up to 20% based on the Company’s relative TSR percentile rank versus the Equity Peer REITs at the conclusion of the full three-year performance period according to the following schedule:

Macerich Relative TSR Ranking vs. Equity Peer REITs	Earned LTIP Modifier

<= 25th Percentile	-20%

50th Percentile	0% (no modification)

>=75th Percentile	+20%

Modifier is linearly interpolated for performance between levels

Based on our performance as of December 31, 2022, approximately 98% of the target number of 2022 LTIP Units eligible to be earned based on FFO Per Share and Year-End Reported Occupancy for the period beginning January 1, 2022 and ending December 31, 2022 were earned as modified by our relative TSR performance as of December 31, 2022 as though the cumulative performance period had ended on such date.

Performance-based LTIP Units earned, if any, will vest at the end of the three-year period, but will be subject to a one-year, post-vesting “no sale” requirement.

Service-Based LTIP Units.     Vest in equal annual installments over a three-year period to promote retention and further alignment of our executives’ interests with those of our stockholders. Twenty-five percent (25%) of the target LTIP grant value for our CEO and President and fifty percent (50%) for the other named executive officers was granted in the form of service-based LTIP Units.

Executive Benefits

Certain of our named executive officers participate in our deferred compensation plan available to all Vice Presidents and above who earn more than $120,000 annually. See the “Nonqualified Deferred Compensation” table in this Proxy Statement for more information. We also provide our named executive officers with life insurance, medical and disability insurance, and use of a private aircraft in which our Company owns a fractional interest, to allow them to devote more time to our business. Refer to footnote (6) to the Summary Compensation Table in this Proxy Statement for additional detail.

Severance Benefits

The Macerich Company Change in Control Severance Pay Plan for Senior Executives, which we refer to as the “Severance Plan for Senior Executives,” covers our Chief Executive Officer, President and other senior executive officers. The Severance Plan for Senior Executives provides specified payments and benefits in connection with a qualifying termination of employment following a “change in control” (as defined in the Severance Plan for Senior Executives). Our goal in providing severance and change in control payments and benefits is to offer sufficient cash continuity protection such that our named executive officers will focus their full time and attention on

2023 PROXY STATEMENT 47

COMPENSATION DISCUSSION AND ANALYSIS

the requirements of the business rather than potential implications for their respective positions. We prefer to have certainty regarding the potential severance amounts payable to our named executive officers following a change in control, rather than negotiating severance at the time that a named executive officer’s employment with us terminates. We have also determined that accelerated vesting provisions with respect to equity awards in connection with a termination related to a change in control of our Company are appropriate because they encourage our named executive officers to stay focused on the business in those circumstances, rather than focusing on the potential implications for them personally. For a description of our severance and change in control agreements with certain of our named executive officers, see “Potential Payments Upon Termination or Change in Control” below.

Stock Ownership Policies

Our Board believes that our directors and executive officers should have a meaningful investment in our Common Stock in order to more closely align their interests with those of our stockholders. Accordingly, our Board has established stock ownership policies for executives and non-employee directors.

Executive Stock Ownership Requirements.     Executives must own Common Stock (which may be combined with certain of our other equity securities or units of our Operating Partnership as described below) with a value equal to at least the following multiples of their respective base salaries.

Position	Ownership Requirement as Multiple of Base Salary

Chief Executive Officer	6x

Other Named Executive Officers	3x

Non-Employee Director Stock Ownership Requirements.     Non-employee directors must own Common Stock (which may be combined with certain of our other equity securities or units of our Operating Partnership as described below) with a value equal to at least five times the annual cash retainer for Board service.

Equity interests that count toward our stock ownership policies include:

•	Shares owned directly or indirectly by the director or executive officer or by members of their immediate family residing in the same household;

•

Shares received pursuant to any of the Company’s equity plans, including restricted stock and phantom or other stock units, provided, however that performance-based shares shall not count toward the achievement of the guideline until the end of the applicable performance period, and only to the extent earned;

•	Shares held in trust for the benefit of the Director, Named Executive Officer or his or her immediate family residing in the same household;

•	Shares issuable upon redemption of units owned in the Company’s operating partnership, including service-based LTIP units and fully-vested and earned performance-based LTIP units; and

•	Shares held within a 401(k) Plan.

Until the required ownership level is achieved, executives and non-employee directors subject to the guidelines must retain at least 50% of net-after-tax profit shares from equity compensation awards. Net-after-tax profit shares are shares from vesting of equity grants and/or shares received upon exercise of stock options, net of shares tendered or withheld for payment of the exercise price and net of taxes. This retention requirement will also apply if an executive’s or director’s ownership falls below the required ownership level due to a reduction in stock price.

These policies also set forth the forms of equity interests in our Company which count toward stock ownership (any pledged securities do not count) and allow our Board to approve exceptions from time to time from this stock ownership policy. Our policy further provides that a non-employee director who is prohibited by law or by the regulations of his or her employer from having an ownership interest in our Company’s securities shall be exempt. Refer to our Guidelines on Corporate Governance, which are posted on our website. All of our current directors and named executive officers that are subject to these stock ownership policies are in compliance with them.

48 2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Clawback Policy

We have a clawback policy that allows us to recover certain cash and equity incentive compensation paid to our executive officers if the compensation was based on achieving financial results that were subsequently restated and the amount of the executive officer’s incentive compensation would have been lower had the financial results been properly reported. We will revise our clawback policy to comply with Rule 10D-1 under the Exchange Act adopted by the SEC in October 2022 once final listing standards are adopted by the NYSE.

Anti-Hedging/Anti-Pledging Policy

We have a policy prohibiting all of our directors, officers and employees from engaging in any hedging or monetization transactions that are designed to hedge or offset any decrease in the market value of our securities. This policy also prohibits short sales and the purchase and sale of publicly traded options of our Company. In addition, we have a policy (a) prohibiting all our directors and executive officers from pledging our securities if they are unable to meet our stock ownership requirements without reference to such pledged shares and (b) recommending that our directors and executive officers not pledge our securities. Currently, based on information provided by our directors and officers, no shares of our Company are pledged by any of them.

Accounting and Tax Issues

The Committee considers both the accounting and tax issues raised by the various compensation elements for our Company and our executives.

LTIP Units.     As described in this Proxy Statement, LTIP Units of our Operating Partnership are intended to qualify as “profits interests” for federal income tax purposes and as such initially do not have full parity, on a per unit basis, with our common OP Units with respect to liquidating distributions. Such parity can be achieved over time through priority allocations of “book-up gains” attributable to appreciation of the Operating Partnership’s assets. LTIP Units, regardless of when they were issued, are eligible to share in allocable “book-up gains” since the most recent book-up or book-down of the limited partners’ capital accounts.

Tax Deductibility of Compensation Expense.     Generally, Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), disallows a federal income tax deduction for public corporations of remuneration in excess of $1 million paid in any fiscal year to certain specified executive officers or former executive officers. These executive officers consist of a public corporation’s chief executive officer, chief financial officer, up to three other executive officers whose compensation is required to be disclosed to stockholders under the Exchange Act because they are our most highly-compensated executive officers and anyone who was a named executive officer in any year after 2016 for as long as he or she receives compensation from the corporation.

In designing our executive compensation program and determining the compensation of our executive officers, including our named executive officers, the Compensation Committee considers a variety of factors, including the potential impact of the Section 162(m) deduction limit. However, the Compensation Committee will not necessarily limit executive compensation to that which is or may be deductible under Section 162(m). The deductibility of some types of compensation depends upon the timing of an executive officer’s vesting or exercise of previously granted rights. Further, interpretations of, and changes in, the tax laws, and other factors beyond the Compensation Committee’s control also affect the deductibility of compensation. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent consistent with its compensation goals.

To maintain flexibility to compensate our executive officers in a manner designed to promote our short-term and long-term goals, the Compensation Committee has not adopted a policy that all compensation must be deductible. The Compensation Committee believes that our stockholders’ interests are best served if its discretion and flexibility in awarding compensation is not restricted, even though some compensation awards may result in non-deductible compensation expense.

Section 409A of the Code imposes additional significant taxes in the event that an executive officer, director or service provider receives “deferred compensation” that does not satisfy the requirements of Section 409A of the Code. In addition to traditional nonqualified deferred compensation plans, Section 409A of the Code applies to certain severance arrangements, bonus arrangements and equity awards. We structure all our nonqualified deferred compensation plans, severance arrangements, bonus arrangements and equity awards in a manner to either avoid the application of Section 409A or, to the extent doing so is not possible, to comply with the applicable requirements of Section 409A of the Code.

2023 PROXY STATEMENT 49

EXECUTIVE COMPENSATION TABLES

EXECUTIVE COMPENSATION

The following table and accompanying notes show for our Chief Executive Officer, our Chief Financial Officer and our three most highly compensated executive officers, as of December 31, 2022, the aggregate compensation paid, awarded or earned with respect to such persons in the years indicated.

SUMMARY COMPENSATION TABLE—FISCAL YEARS 2020-2022

Name and Principal Position	Year	Salary ($)(1)		Bonus ($)(2)(3)	Stock Awards ($)(2)(3)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)

Thomas E. O’Hern	2022	850,000		1,939,700	5,999,975	—	79,717	8,869,392
Chief Executive Officer	2021	827,692	(7)	2,844,000	4,499,985	—	74,702	8,246,379
	2020	800,000		1,200,000	5,999,968	—	376,030	8,375,998

Edward C. Coppola	2022	800,000		1,825,600	3,599,991	—	73,136	6,298,727
President	2021	800,000		2,740,000	2,999,990	—	58,559	6,598,549
	2020	800,000		1,200,000	3,599,981	—	265,909	5,865,890

Scott W. Kingsmore	2022	500,000		633,000	1,299,979	—	77,649	2,510,628
Senior Executive Vice President, Chief	2021	500,000		885,000	949,993	—	61,264	2,396,257
Financial Officer and Treasurer	2020	500,000		375,000	749,990		127,165	1,752,155

Douglas J. Healey	2022	500,000		633,000	1,099,983	—	22,541	2,255,524
Senior Executive Vice President,	2021	500,000		900,000	949,993	—	21,697	2,371,690
Head of Leasing	2020	500,000		375,000	749,990	—	119,566	1,744,556

Ann C. Menard	2022	500,000		633,000	1,099,983	—	71,611	2,304,594
Senior Executive Vice President,	2021	500,000		885,000	949,993	—	36,095	2,371,088
Chief Legal Officer and Secretary	2020	500,000		562,500	499,957		115,437	1,677,894

(1)	Includes any amount of salary deferred under our qualified and nonqualified deferred compensation plans. See the “Nonqualified Deferred Compensation – Fiscal 2022” table below for more information.

(2)	SEC Reporting of Cash and Equity Awards

In reviewing the Summary Compensation Table, it is important to note that under SEC rules, cash incentive awards are generally reported in the table for the year that they are earned regardless of when they are paid, while equity awards are generally reported in the table for the year that they are granted (as determined in accordance with applicable accounting rules) regardless of when they are earned.

(3)	Bonuses Reported in Year 2022

As described in the Compensation Discussion and Analysis above, the annual incentive compensation awards for 2022 performance were paid in cash on February 9, 2023. Under SEC rules, cash incentive awards are reported in the Summary Compensation Table for the year that they are earned, regardless of when they are paid. Accordingly, the cash bonuses paid for 2022 performance are reported in the “Bonus” column for 2022. These cash bonuses were paid in 2023 and were the only incentive awards granted in cash or equity to each named executive officer for their 2022 performance.

Bonuses Reported in Year 2021

The annual incentive compensation awards for 2021 performance were paid in cash in February 2022. These cash bonuses were paid in 2022 and were the only incentive awards granted in cash or equity to each named executive officer for their 2021 performance.

Bonuses Reported in Year 2020

The annual incentive compensation awards for 2020 performance were paid in cash in March 2021. These cash bonuses were paid in 2021 and were the only incentive awards granted in cash or equity to each named executive officer for their 2020 performance.

50 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

(4)	Stock Awards Reported in Year 2022

The amounts reflected in this column for 2022 relate to performance-based LTIP Units and service-based LTIP Units granted in 2022 under our LTIP and 2003 Incentive Plan. These amounts represent the value at the grant date computed in accordance with FASB ASC Topic 718, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions.

a.

Performance-Based LTIP Units. The aggregate grant date fair values for performance-based LTIP Unit awards based upon the probable outcome of the performance conditions as of the grant date were as follows:

Thomas E. O’Hern	$4,499,985
Edward C. Coppola	$2,699,997
Scott W. Kingsmore	$649,992
Douglas J. Healey	$549,995
Ann C. Menard	$549,995

The actual value with respect to our 2022 annual performance-based LTIP unit awards is contingent upon operational metrics of FFO per share and reported occupancy, with a potential modification based on our total stockholder return relative to the total stockholder return of our Equity Peer REITs over a three-year measurement period that will end on December 31, 2024. Assuming that maximum performance is achieved under our 2022 annual performance-based LTIP Units awards, the value at the grant date of the awards would each have been as follows: Mr. O’Hern—$6,749,978; Mr. Coppola—$4,049,996; Mr. Kingsmore—$974,988; Mr. Healey—$824,993 and Ms. Menard—$824,993, respectively.

b.	Service-Based LTIP Units. The grant date fair values for service-based LTIP Unit awards were as follows:

Thomas E. O’Hern	$1,499,990
Edward C. Coppola	$899,994
Scott W. Kingsmore	$649,987
Douglas J. Healey	$549,988
Ann C. Menard	$549,988

Assumptions used in the calculation of these amounts are set forth in footnote 19 to our audited financial statements for the fiscal year ended December 31, 2022 included in our Annual Report on Form 10-K filed with the SEC on February 24, 2023.

Stock Awards Reported in Year 2021

The amounts reflected in this column for 2021 relate to performance-based LTIP Units and service-based LTIP Units granted in 2021 under our LTIP and 2003 Incentive Plan. These amounts represent the value at the grant date computed in accordance with FASB ASC Topic 718, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions.

a.

Performance-Based LTIP Units. The aggregate grant date fair values for performance-based LTIP Unit awards based upon the probable outcome of the performance conditions as of the grant date were as follows:

Thomas E. O’Hern	$3,374,994
Edward C. Coppola	$2,249,996
Scott W. Kingsmore	$474,997
Douglas J. Healey	$474,997
Ann C. Menard	$474,997

The actual value with respect to our 2021 annual performance-based LTIP unit awards is contingent upon operational metrics of FFO per share and permanent occupancy, with a potential modification based on our total stockholder return relative to the total stockholder return of our Equity Peer REITs over a three-year measurement period that will end on December 31, 2023. Assuming that maximum performance is achieved under our 2021 annual performance-based LTIP Units awards, the value at the grant date of the awards would each have been as follows: Mr. O’Hern—$5,062,491; Mr. Coppola—$3,374,994; Mr. Kingsmore—$712,496; Mr. Healey—$712,496 and Ms. Menard—$712,496, respectively.

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EXECUTIVE COMPENSATION TABLES

b.	Service-Based LTIP Units. The grant date fair values for service-based LTIP Unit awards were as follows:

Thomas E. O’Hern	$1,124,991
Edward C. Coppola	$749,994
Scott W. Kingsmore	$474,996
Douglas J. Healey	$474,996
Ann C. Menard	$474,996

Assumptions used in the calculation of these amounts are set forth in footnote 19 to our audited financial statements for the fiscal year ended December 31, 2021 included in our Annual Report on Form 10-K filed with the SEC on February 25, 2022.

Stock Awards Reported in Year 2020

The amounts reflected in this column for 2020 relate to performance-based LTIP Units and service-based LTIP Units granted in 2020 under our LTIP and 2003 Incentive Plan. These amounts represent the value at the grant date computed in accordance with FASB ASC Topic 718, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions.

a.

Performance-Based LTIP Units. The aggregate grant date fair values for performance-based LTIP Unit awards based upon the probable outcome of the performance conditions as of the grant date were as follows:

Thomas E. O’Hern	$4,499,986
Edward C. Coppola	$2,699,992
Scott W. Kingsmore	$374,994
Douglas J. Healey	$374,994
Ann C. Menard	$249,978

The actual value with respect to our 2020 annual performance-based LTIP unit awards is contingent upon our total stockholder return relative to the total stockholder return of our Equity Peer REITs over a three-year measurement period that will end on December 31, 2022. Assuming that maximum performance is achieved under our 2020 annual performance-based LTIP Units awards, the value at the grant date of the awards would each have been as follows: Mr. O’Hern—$6,749,979; Mr. Coppola—$4,049,988; Mr. Kingsmore—$562,491; Mr. Healey—$562,491 and Ms. Menard—$374,967, respectively.

b.	Service-Based LTIP Units. The grant date fair values for service-based LTIP Unit awards were as follows:

Thomas E. O’Hern	$1,499,982
Edward C. Coppola	$899,989
Scott W. Kingsmore	$374,996
Douglas J. Healey	$374,996
Ann C. Menard	$249,979

Assumptions used in the calculation of these amounts are set forth in footnote 20 to our audited financial statements for the fiscal year ended December 31, 2020 included in our Annual Report on Form 10-K filed with the SEC on February 24, 2021.

(5)	None of the earnings on the deferred compensation of our named executive officers for 2022 were considered above-market or preferential as determined under SEC rules.

52 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

(6)	“All Other Compensation” includes the following components for 2022:

	Matching Contributions under 401(k) Plan $	Matching Contributions under Nonqualified Deferred Compensation Plan $	Life Insurance Premiums $	Other Welfare Benefit Premiums $	Use of Private Aircraft $
Thomas E. O’Hern	12,200	25,500	4,873	37,144	—
Edward C. Coppola	12,200	—	6,436	30,626	23,874
Scott W. Kingsmore	12,200	41,550	1,024	22,875	—
Douglas J. Healey	12,200	—	1,464	8,877	—
Ann C. Menard	12,200	41,550	1,473	16,388	—

Matching Contributions. Amounts shown include matching deferred compensation contributions by our Company as determined by our Board of Directors annually under our nonqualified deferred compensation plan and matching contributions by our Company under our 401(k) Plan. The amount of the matching contributions under these plans is determined in the same manner for all plan participants. See the “Nonqualified Deferred Compensation – Fiscal 2022” table below.

Other Welfare Benefit Premiums. Amounts shown reflect the premiums paid by our Company for medical and disability insurance.

Private Aircraft Use. Amount shown reflects the incremental cost to our Company of such executive’s personal use of a private aircraft in which our Company owns a fractional interest. The incremental cost is determined by using the amount our Company is billed for such use less the portion reimbursed by the executives and such amount may include: landing fees, parking and flight planning expenses; crew travel expenses; supplies and catering; aircraft fuel and oil expenses; maintenance, parts and external labor (inspections and repairs); engine insurance expenses; position flight costs; and passenger ground transportation. Since the aircraft is used primarily for business travel, our Company does not include the fixed costs that do not change based on usage, such as management fees and acquisition costs.

(7)	Mr. O’Hern’s base salary increased to $850,000 effective June 8, 2021.

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EXECUTIVE COMPENSATION TABLES

GRANTS OF PLAN-BASED AWARDS—FISCAL 2022

The following table provides information regarding performance-based LTIP Units, service-based LTIP Units and stock units granted to our named executive officers in 2022.

			Estimate Future Payouts Under Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock and Option Awards ($)(2)
Name	Grant Date	Approval Date	Threshold (#)	Target (#)	Maximum (#)

Thomas E. O’Hern	1/1/2022	12/16/2021	114,141	285,351	513,632	—		4,499,985
	1/1/2022	12/16/2021	—	—	—	86,805	(3)	1,499,990

Edward C. Coppola	1/1/2022	12/16/2021	68,485	171,211	308,180	—		2,699,997
	1/1/2022	12/16/2021	—	—	—	52,083	(3)	899,994

Scott W. Kingsmore	1/1/2022	12/16/2021	16,487	41,217	74,191	—		649,992
	1/1/2022	12/16/2021	—	—	—	37,615	(3)	649,987

Douglas J. Healey	1/1/2022	12/16/2021	13,950	34,876	62,777	—		549,995
	1/1/2022	12/16/2021	—	—	—	31,828	(3)	549,988

Ann C. Menard	1/1/2022	12/16/2021	13,950	34,876	62,777			549,995
	1/1/2022	12/16/2021	—	—	—	31,828	(3)	549,988

(1)

Represents awards of performance-based LTIP Units granted under our LTIP and 2003 Incentive Plan as more fully described beginning on page 54 of this Proxy Statement. Performance will be measured on a cumulative basis at the end of the three-year performance period from January 1, 2022 through December 31, 2024. The number of LTIP Units reported under the “Threshold (#)” subcolumn represents the number of LTIP Units that would be awarded if our financial and operational metrics versus three-year FFO per share goals (weighted at 50%) and three-year year-end Reported Occupancy goals (weighted at 50%) were at Threshold performance, which represents the minimum performance that would entitle recipients to awards under the LTIP and our three-year relative TSR versus our Equity Peer REITs were equal to or below the 25th percentile, resulting in the full downward modifier of -20% based on such relative TSR performance. The number of LTIP Units reported under the “Target (#)” subcolumn represents the number of LTIP Units that would be awarded if our financial and operational metrics were at the Target performance and our three-year relative TSR versus our Equity Peer REITs were at the 50th percentile, resulting in no modifier based on such relative TSR performance. The number of LTIP Units reported under the “Maximum (#)” subcolumn represents the number of LTIP Units that would be awarded if our financial and operational metrics were at or above the Maximum performance and our three-year relative TSR versus our Equity Peer REITs were at or above the 75th percentile, resulting in the full upward modifier of +20% based on such relative TSR performance.

(2)

The amounts reflected in this column represent the grant date fair value of these awards computed in accordance with FASB ASC Topic 718 as described in note (4) to the “Summary Compensation Table” above. Assumptions used in the calculation of these amounts are set forth in footnote 19 to our audited financial statements for the fiscal year ended December 31, 2022 included in our Annual Report on Form 10-K filed with the SEC on February 24, 2023.

(3)	Represents awards of service-based LTIP Units granted under our LTIP and 2003 Incentive Plan as more fully described below.

Discussion of Summary Compensation and Grants of Plan-Based Awards Table

Our executive compensation policies and practices, pursuant to which the compensation set forth in the Summary Compensation Table and the Grants of Plan-Based Awards Table was paid, awarded or earned, are generally described under “Compensation Discussion and Analysis” and in the footnotes to the compensation tables. The material terms of our LTIP, pursuant to which LTIP Units are granted, are described below. For a description of our severance and change of control agreements with certain of our named executive officers, see “Potential Payments Upon Termination or Change of Control” below.

LTIP Unit Awards

LTIP Units of our Operating Partnership are structured to qualify as “profits interests” for federal income tax purposes. Accordingly, LTIP Units initially do not have full parity, on a per unit basis, with our Operating Partnership’s common OP Units with respect to liquidating distributions. Upon the occurrence of specified events, the LTIP Units can over time achieve full parity with the common OP Units, at which time LTIP Units are convertible, subject to the satisfaction of applicable vesting conditions, on a one-for-one basis into common OP Units. LTIP Units that have been converted into common OP Units and have become vested are redeemable by the holder for shares of Common Stock on a one-for-one basis or the cash value of such shares, at our Company’s election. LTIP Units generally may be subject to performance-based vesting or service-based vesting.

54 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

2022 Performance-Based and Service-Based LTIP Units.    The Compensation Committee continued the LTIP program for 2022 and allowed our executive officers to elect to receive either LTIP Units in the Operating Partnership or restricted stock units of the Company (the “LTIP Units”). For our Chief Executive Officer and President, 75% of the total award consisted of performance-based LTIP Units and 25% consisted of service-based LTIP Units. The Compensation Committee also awarded LTIP Units to our other named executive officers, with 50% of the total award consisting of performance-based LTIP Units and 50% consisting of service-based LTIP Units. The performance period for the 2022 performance-based LTIP Unit awards is January 1, 2022 through December 31, 2024.

Performance-Based LTIP Units.    Performance-based awards were granted in 2022 to encourage executives to adopt a longer-term perspective and to reward them for creating stockholder value in a pay-for-performance structure. The 2022 performance-based LTIP Units are subject to performance-based vesting over the three-year period from January 1, 2022 through December 31, 2024, with the number of LTIP Units vesting, if any, depending on our performance relative to financial and operational measures, as modified based on our relative total stockholder return over the performance period as described below. These LTIP Units are subject to forfeiture to the extent the applicable performance requirements are not achieved. Total stockholder return will be measured by the compounded total annual return per share achieved by the shares of Common Stock of our Company or such Equity Peer REIT and assumed reinvestment of all dividends and other distributions.

Depending on our performance versus FFO per share goals (weighted at 50%) and year-end Reported Occupancy goals (weighted at 50%), in each case over a three-year period, with a potential modification +/-20% based on three-year relative total stockholder return versus our Equity Peer REITs, vesting of these LTIP Units will occur as more fully described beginning on page 54 of this Proxy Statement. Determination of the vesting of our performance-based LTIP Units will occur earlier in the event of a change of control or qualified termination of employment (which generally includes a termination by our Company without cause or by the executive for good reason) based on our performance through the date of such event.

Prior to the vesting of the 2022 performance-based LTIP Units, holders of the 2022 performance-based LTIP Units in the Operating Partnership will be entitled to receive per unit distributions equal to 10% of the regular periodic distributions payable on a common OP Unit, but will not be entitled to receive any special distributions. LTIP Units in the form of restricted stock units will not receive a corresponding distribution or dividend. Distributions and dividends on vested LTIP Units (whether in the form of LTIP Units in the Operating Partnership or restricted stock units of the Company) are equal in amount to the regular distributions paid on an equal number of common OP Units, which are equal in amount to the dividends paid on an equal number of shares of Common Stock.

Service-Based LTIP Units.    Service-based awards were granted in 2022 to support the long-term retention of our executives. The 2022 service-based LTIP Units vest in equal annual installments over a three-year period. Vesting is conditioned upon the executive remaining an employee of our Company through the applicable vesting dates, and subject to acceleration of vesting in the event of a change of control of our Company followed by certain qualifying terminations or the executive’s death or disability. Following the termination of the executive’s service relationship with our Company under specified circumstances, including termination by our Company without cause, or by the executive for good reason, his or her service-based LTIP Units will continue to vest in accordance with the vesting schedule.

Regular and other non-liquidating distributions and dividends were made with respect to the service-based LTIP Units from the date of their issuance to the executive. Distributions and dividends were in the same amount and at the same time as those made with respect to common OP Units and shares of Common Stock. At the end of the vesting period, distributions and dividends will continue to be paid only to the extent that the service-based LTIP Units have become vested.

2023 Performance-Based and Service-Based LTIP Units.    The Compensation Committee continued the LTIP program for 2023 and awarded LTIP Units to our Chief Executive Officer and President, with 75% of the total award consisting of performance-based LTIP Units and 25% consisting of service-based LTIP Units. The Compensation Committee awarded LTIP Units to our other named executive officers, with 50% of the total award consisting of performance-based LTIP Units and 50% consisting of service-based LTIP Units. The performance period for the 2023 performance-based LTIP Unit awards is January 1, 2023 through December 31, 2025. Similar to our 2022 LTIP program, the number of 2023 performance-based LTIP Units that will vest will depend on our performance versus three-year FFO per share goals (weighted at 50%) and three-year year-end Reported Occupancy goals (weighted at 50%), with a potential modification +/-20% based on three-year relative total stockholder return versus our Equity Peer REITs.

2023 PROXY STATEMENT 55

EXECUTIVE COMPENSATION TABLES

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2022

The following table provides information on the holdings of certain of our named executive officers of service-based LTIP Units and performance-based LTIP Units as of December 31, 2022. None of our named executive officers held outstanding options as of December 31, 2022.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (5)
Thomas E. O’Hern	246,253	2,772,809	376,768	4,242,408
Edward C. Coppola	156,585	1,763,147	212,354	2,391,106
Scott W. Kingsmore	61,690	694,629	48,685	548,193
Douglas J. Healey	56.589	637,192	43,866	493,931
Ann C. Menard	56,584	637,136	43,866	493,931

(1)

Represents the unvested portion of the 2021 service-based LTIP Units that will vest on December 31, 2023 and the unvested portion of the 2022 service-based LTIP Units that will vest on December 31, 2023 and December 31, 2024. Also includes the portion of the 2021 and 2022 performance-based LTIP Units granted January 1, 2021 and January 1, 2022, respectively, that were earned based on our FFO per share and Occupancy for the performance periods from January 1, 2021 through December 31, 2022 and January 1, 2022 through December 31, 2022, respectively, that do not remain subject to forfeiture based on our relative TSR performance for the periods beginning January 1, 2021 and ending December 31, 2023 and beginning January 1, 2022 and ending December 31, 2024.

(2)

Based on a price of $11.26 per unit, which was the closing price on the NYSE of one share of our Common Stock on December 30, 2022. Assumes that the value of LTIP Units on a per unit basis is equal to the per share value of our Common Stock.

(3)

Represents awards of performance-based LTIP Units granted on January 1, 2021 under our LTIP and 2003 Incentive Plan. The number of LTIP Units reported in this table represents (i) the number of performance-based LTIP Units granted in 2021 equal to (A) the Maximum number of LTIP Units that may still be earned based on our FFO per share during the remaining performance periods, because our FFO per share performance exceeded the Target performance level for the performance period ended December 31, 2021 (B) the Threshold number of LTIP Units that may be earned based on our Occupancy during the remaining performance periods under the awards, because our Occupancy performance was below the Threshold performance level for the performance period ended December 31, 2022 and (C) the maximum downward reduction in the number of LTIP Units that are subject to forfeiture based on our relative TSR performance versus our Equity Peer REITs (estimated based on actual performance and the levels described in clauses (A) and (B)), because our relative TSR performance was below the Threshold performance level as of December 31, 2022.

(4)

Represents awards of performance-based LTIP Units granted on January 1, 2022 under our LTIP and 2003 Incentive Plan. The number of LTIP Units reported in this table represents (i) the number of performance-based LTIP Units granted in 2022 equal to (A) the Target number of LTIP Units that may still be earned based on our FFO per share during the remaining performance periods, because our FFO per share performance was between the Threshold and Target performance levels for the performance period ended December 31, 2022, (B) the Maximum number of LTIP Units that may be earned based on our Occupancy during the remaining performance periods under the awards, because our Occupancy performance was at or above the Maximum performance level for the performance period ended December 31, 2022 and (C) the maximum downward reduction in the number of LTIP Units that are subject to forfeiture based on our relative TSR performance versus our Equity Peer REITs (estimated based on actual performance and the levels described in clauses (A) and (B)), because our relative TSR performance was below the Threshold performance level as of December 31, 2022.

(5)

The vesting of the 2021 performance-based LTIP Units will be measured on a cumulative basis at the end of the three-year performance period from January 1, 2021 through December 31, 2023 and the 2022 performance-based LTIP Units will be measured on a cumulative basis at the end of the three-year performance period from January 1, 2022 through December 31, 2024. Although these LTIP Units have not vested, for purposes of this table, it is assumed that one performance-based LTIP Unit represents the economic equivalent of one share of Common Stock. The market value is based upon the closing price of our Common Stock on the NYSE on December 30, 2022 of $11.26.

56 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

OPTION EXERCISES AND STOCK VESTED—FISCAL 2022

The following table presents information regarding the vesting of LTIP Units during 2022 that were previously granted to certain of our named executive officers. None of our named executive officers exercised options during 2022.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#) (1)		Value Realized on Vesting ($) (1)
Thomas E. O’Hern	82,654		930,684
Edward C. Coppola	51,935		584,788
Scott W. Kingsmore	33,956	(2)	388,672
Douglas J. Healey	32,771	(3)	377,762
Ann C. Menard	31,957		377,796
(1)

This number includes (a) the vesting of stock units for Messrs. Kingsmore and Healey and (b) the vesting of service-based LTIP Units on December 31, 2022. An individual, upon the vesting of an equity award, does not receive cash equal to the amount contained in the Value Realized on Vesting column of this table. Instead, the amounts contained in the Value Realized on Vesting column reflect the market value of our Common Stock on the applicable vesting date. For purposes of this table, it is assumed one LTIP Unit represents the economic equivalent of one share of Common Stock. The LTIP Units do not realize their full economic value until certain conditions are met, as described beginning on page 54 of this Proxy Statement.

(2)	This number represents the vesting of 32,021 service-based LTIP Units and 1,935 stock units.

(3)	This number represents the vesting of 30,092 service-based LTIP Units and 2,679 stock units.

NONQUALIFIED DEFERRED COMPENSATION—FISCAL 2022

Certain of our named executive officers participate or participated in our 2005 Deferred Compensation Plan for Senior Executives, which was amended and restated as our 2013 Deferred Compensation Plan, effective January 1, 2013, referred to as our “Deferred Compensation Plan,” which also includes certain amounts deferred prior to 2005 under a predecessor plan. The following table provides information with respect to our named executive officers for the Deferred Compensation Plan for the fiscal year 2022.

Name	Executive Contributions in 2022 ($) (1)	Registrant Contributions in 2022 ($) (2)	Aggregate Earnings in 2022 ($) (3)	Aggregate Withdrawals/ Distributions during 2022 ($)	Aggregate Balance at 12/31/2022 ($) (4)
Thomas E. O’Hern	170,000	25,500	(805,216)	—	5,283,896
Edward C. Coppola	—	—	(202,541)	—	620,555
Scott W. Kingsmore	277,000	41,550	(868,508)	(146,627)	4,056,131
Douglas J. Healey	—	—	—	—	—
Ann C. Menard	363,750	41,550	(105,498)	—	736,927

(1)	The amounts in this column are included in the “Salary” column of the Summary Compensation Table.

(2)	Our Company’s contributions to the Deferred Compensation Plan are included in the “All Other Compensation” column of the Summary Compensation Table.

(3)

None of the earnings set forth in this column are considered above-market or preferential as determined under SEC rules, and, therefore, none of such amounts are reflected in the Summary Compensation Table.

(4)

The balances shown represent compensation already reported in the Summary Compensation Table in this and prior-year proxy statements, except for any earnings that were not above-market or preferential as determined under SEC rules.

2023 PROXY STATEMENT 57

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Description of Our Deferred Compensation Plan

As of December 31, 2022, Messrs. O’Hern, Coppola and Kingsmore and Ms. Menard had account balances under our Deferred Compensation Plan. Under the Deferred Compensation Plan, our key executives who satisfy certain eligibility requirements may make annual irrevocable elections to defer a specified portion of their base salary and bonus to be earned during the following calendar year. Deferral of amounts earned in 2022 by participants were limited to 85% of base salary and 85% of bonus. Our Company will credit an amount equal to the compensation deferred by a participant to that participant’s deferral account under the Deferred Compensation Plan. In addition, our Company may credit matching amounts to an account established for each participant in an amount equal to a percentage, established by our Company in its sole discretion prior to the beginning of the plan year, of the amount of compensation deferred by each participant under the Deferred Compensation Plan. For 2022, our Company matched 15% of the amount of salary and bonus deferred by a participant up to a limit of 3% of the participant’s total salary and bonus.

Account balances under the Deferred Compensation Plan will be credited with income, gains and losses based on the performance of investment funds selected by the participant from a list of funds designated by our Company. The amounts credited to participants’ deferred accounts and Company matching accounts are at all times 100% vested. Participants will be eligible to receive distributions of the amounts credited to their accounts, at up to six different times that they may specify, in a lump sum or installments pursuant to elections made under the rules of the Deferred Compensation Plan. Changes to these elections may be made under limited circumstances. Under the Deferred Compensation Plan, key employees who have elected a payment at termination of employment must generally wait six months after termination, other than as a result of death, to receive a distribution. Our Company is contributing assets to a trust, which assets remain subject to the claims of our Company’s general creditors, to provide a source of funds for payment of our Company’s obligations under the Deferred Compensation Plan. Employees who are eligible to participate in the Deferred Compensation Plan may also be eligible for life insurance coverage in an amount equal to two times their annual salaries.

Potential Payments Upon Termination or Change in Control

The following section describes potential payments and benefits to our named executive officers under our current compensation and benefit plans and arrangements had a termination of employment or a change in control of our Company occurred on December 31, 2022.

Our Change in Control Severance Pay Plan for Senior Executives (the “Severance Plan”) provides for the payment and benefits set forth below upon a qualifying termination of employment following a change in control. In addition, our 2003 Incentive Plan contains provisions regarding the acceleration of vesting and modification of equity awards. The Compensation Committee is authorized to accelerate the vesting of and modify outstanding awards as well as authorize discretionary severance payments to our named executive officers upon termination.

Regardless of the manner in which a named executive officer’s employment terminates, they are entitled to receive all accrued, vested or earned but deferred compensation and benefits during their term of employment. The information below sets forth the additional payments and/or benefits to our named executive officers under the specified circumstances.

Change in Control Severance Pay Plans

Under the Severance Plan, in the event that the employment of any of the named executive officers is terminated by us other than for “cause” (as defined in the Severance Plan) or due to the executive’s death or “total disability” (as defined in the Severance Plan) or by the executive for “good reason” (as defined in the Severance Plan), in each case upon or within 24 months following a change in control, the named executive officer will be entitled to the following: (i) a lump sum payment equal to three times the sum of (A) the higher of the executive’s annual base salary as of the date of termination or the date of the change in control and (B) the average annual incentive bonus award to the executive in respect of the immediately preceding three fiscal years, (ii) a pro-rated portion of the executive’s target annual incentive bonus for the year of termination, payable in a lump sum, outplacement services pursuant to our Company’s outplacement services plan for a period of twelve months following termination and (iii) a lump sum payment equal to the product of (A) the total amount of COBRA continuation monthly premium rate that would have otherwise been payable by the executive for COBRA continuation for medical, vision and dental coverage for the executive and his eligible dependents and (B) 36. The Severance Plans do not provide for an excise tax gross-up payment to any eligible participant. Instead, if any payment by our Company would subject an executive to the excise tax under Section 4999 of the Code, such payments shall be reduced or the full amount of such payments shall be made, whichever leaves the executive in the best net after-tax position. Receipt of the payments and benefits set forth above is subject to the execution and effectiveness of a general release of claims in favor of our Company and its affiliates.

58 2023 PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Employment Agreement with Mr. O’Hern

On June 8, 2021, Mr. O’Hern entered into a new employment agreement that provides him with certain compensation and benefits during the period commencing June 8, 2021 and ending December 31, 2023 (the “Term”). During the Term, Mr. O’Hern’s annual base salary is $850,000 and his target annual bonus is equal to 200% of his annual base salary. The agreement also specifies that Mr. O’Hern’s target long-term incentive grant value would continue to be $6,000,000 for each calendar year of the Term, with the allocation between performance-based and time-based awards, vesting provisions, and other terms generally the same as annual grants made to other executive officers, as determined by the Compensation Committee.

Mr. O’Hern will also continue to participate in the Change in Control Severance Pay Plan for Senior Executives (as described above) during the Term. Upon a termination of Mr. O’Hern’s employment without cause or his resignation with good reason (other than in a circumstance that would entitle him to severance benefits under the Severance Plan for Senior Executives) during the Term, Mr. O’Hern would be entitled to receive: (a) a prorated annual bonus for the year of termination, based on actual performance, (b) an amount equal to (i) the sum of his base salary and the average of the three annual incentive bonuses awarded to him in respect of his service as Chief Executive Officer for the immediately preceding three years multiplied by (ii) the quotient of the number of days between his termination date and December 31, 2023, divided by 365, (c) a lump sum cash payment equal to the monthly COBRA continuation rate multiplied by 36, and (d) outplacement services for 12 months pursuant to our outplacement services for senior executives. In addition, all long-term incentive awards granted to Mr. O’Hern shall vest upon the termination of his employment by the Company for no reason or for any reason other than for cause, termination of his employment for good reason or due to his death or disability on terms no less favorable to those contained in the award agreements for his LTIP Unit awards.

Treatment of Equity Awards Upon Termination or Change in Control

Upon a Termination of Employment by our Company for Cause

If a named executive officer’s employment is terminated with cause, the executive will forfeit all unvested equity awards as of the termination date.

Upon a Termination of Employment by our Company Without Cause

If a named executive officer’s employment is terminated for any reason, other than (i) by death, disability, resignation or retirement of such officer or (ii) by termination with cause,

•	except as provided below, the executive’s equity awards that have not vested as of such termination date will be forfeited,

•

the executive will have three months (or such other period in the Compensation Committee’s discretion) from the termination date to exercise any outstanding vested options and SARs, subject to specified limitations,

•

the executive’s unvested performance-based LTIP Units will be eligible to vest in accordance with the partial service factor under the award agreement and based on performance through the executive’s termination date (this will also occur if the executive terminates the executive’s employment for good reason), and

•

the executive’s unvested service-based LTIP Units will vest in accordance with the partial service factor under the award agreement (this will also occur if the executive terminates the executive’s employment for good reason).

Upon Resignation by the Named Executive Officer

In the event of the resignation of a named executive officer for good reason,

•	the executive’s equity awards that have not vested as of such qualified termination date will receive a partial service factor, and

•

the executive will have three months (or such other period in the Compensation Committee’s discretion) from the termination date to exercise any outstanding vested options and SARs, subject to specified limitations.

2023 PROXY STATEMENT 59

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Upon Retirement

In the event of the retirement of a named executive officer,

•

under our current retirement policy and except as provided below, all outstanding equity awards will continue to vest in accordance with the vesting schedule originally set forth in the executive’s award agreement provided the named executive officer retires at age 55 or older, has at least ten years of service with our Company and has not been directly or indirectly employed by a competitor at any time after the executive’s retirement,

•	if a named executive officer does not meet the requirements for retirement under our current retirement policy, and the Compensation Committee does not otherwise provide,

•	the executive’s equity awards that have not vested as of the executive’s retirement date will be forfeited,

•	the executive will have twelve months from the executive’s retirement date to exercise any outstanding vested options and SARs, subject to specified limitations, and

•	all unvested performance-based and service-based LTIP Units will receive a partial service factor.

Upon Death or Disability

In the event of death or disability of a named executive officer while employed,

•	the executive’s benefits under our long-term disability plan or payments under our life insurance plan(s), as appropriate, will be distributed,

•	except as provided below, the executive’s unvested equity awards will immediately vest,

•	the executive’s unvested performance-based LTIP Units will be eligible to vest based on performance through the executive’s date of death or disability, and

•	the executive’s vested stock options or SARs, if any, may be exercised for twelve months after the date of the executive’s disability or death.

Termination/Change in Control Payments Table

The following table quantifies the potential payments and benefits to the named executive officers, upon termination of employment or a change in control, assuming such event occurred on December 31, 2022. These numbers do not reflect the actual amounts that may be paid to such persons, which will only be known at the time that they become eligible for payment and will only be payable if the specified event occurs.

Items Not Reflected in Table

The following items are not reflected in the table set forth below:

•	Accrued salary and bonus.

•	Costs of COBRA or any other mandated governmental assistance program to former employees.

•	Welfare benefits, including life insurance, provided to all salaried employees.

•

Amounts outstanding under our 401(k) plan or any deferred compensation plan. There are no special or enhanced benefits under these plans for our named executive officers, and all of such participating officers are fully vested in these plans. See “Nonqualified Deferred Compensation – Fiscal 2022” table above.

Other Notes Applicable to the Table

•

For the accelerated vesting of the unvested service-based LTIP Units, the table reflects the intrinsic value of such acceleration. The value for each unvested LTIP Unit is $11.26, which represents the closing price of our Common Stock on the NYSE on December 30, 2022.

60 2023 PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

•	Life insurance amounts only reflect policies paid for by our Company and in effect on December 31, 2022.

•	The table assumes that a “disability” is of a long-term nature, which triggers vesting of unvested equity awards and the accelerated vesting determination of any unvested performance-based LTIP Units.

•

Mr. Coppola also has death benefit coverage under a split-dollar life insurance policy. No premiums have been paid by our Company under this policy since July 30, 2002. At the time of his death, the total premiums our Company previously paid for the policy will be recovered and the remaining death benefits will be paid to his designated beneficiaries.

•

The “Termination without cause” and “Change in control/Termination” rows in the following table include a termination by our Company without cause and a termination for good reason by the named executive officer.

•

The amounts shown are only estimates of the amounts that would be payable to the executives upon termination of employment and do not reflect tax positions we may take or the accounting treatment of such payments. Actual amounts to be paid can only be determined at the time of separation.

2023 PROXY STATEMENT 61

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

TERMINATION/CHANGE IN CONTROL PAYMENTS

	Cash Severance ($)	Miscellaneous Benefits ($)		Awards ($)		Life Insurance Proceeds ($)	Total ($)

Thomas E. O’Hern

Termination with cause	—	—		—		—	—

Termination without cause	4,749,377	111,432	(5)	2,772,809	(2)	—	7,633,618

Resignation	—	—		—		—	—

Retirement	—	—		2,772,809	(3)	—	2,772,809

Death	—	—		2,772,809	(3)	1,700,000	4,472,809

Disability	—		(1)	2,772,809	(3)	—	2,772,809

Change in control/Termination	10,345,700	111,432	(5)	2,772,809	(6)	—	13,229,941

Edward C. Coppola

Termination with cause	—	—		—		—	—

Termination without cause	—	—		1,763,147	(2)	—	1,763,147

Resignation	—	—		—		—	—

Retirement	—	—		1,763,147	(3)	—	1,763,147

Death	—	—		1,763,147	(3)	1,600,000	3,363,147

Disability	—		(1)	1,763,147	(3)	—	1,763,147

Change in control/Termination	9,892,001	91,878	(5)	1,763,147	(6)	—	11,747,026

Scott W. Kingsmore

Termination with cause	—	—		—		—	—

Termination without cause	—	—		694,629	(4)	—	694,629

Resignation	—	—		—		—	—

Retirement	—	—		—		—	—

Death	—	—		694,629	(4)	1,000,000	1, 694,629

Disability	—		(1)	694,629	(4)	—	694,629

Change in control/Termination	4,052,749	68,625	(5)	694,629	(6)	—	4,816,003

Douglas J. Healey

Termination with cause	—	—		—		—	—

Termination without cause	—	—		637,192	(4)	—	637,192

Resignation	—	—		—		—	—

Retirement	—	—		637,192	(4)	—	637,192

Death	—	—		637,192	(4)	1,000,000	1, 637,192

Disability	—		(1)	637,192	(4)	—	637,192

Change in control/Termination	4,222,500	26,631	(5)	637,192	(6)	—	4,886,323

Ann C. Menard

Termination with cause	—	—		—		—	—

Termination without cause	—	—		637,136	(4)	—	637,136

Resignation	—	—		—		—	—

Retirement	—	—		637,136	(4)	—	637,136

Death	—	—		637,136	(4)	1,000,000	1, 637,136

Disability	—		(1)	637,136	(4)	—	637,136

Change in control/Termination	4,362,500	49,164	(5)	637,136	(6)	—	5,048,800

(1)	Upon disability, the executive officer will generally receive up to $25,000 monthly until his return to employment.

62 2023 PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

(2)

Amount reflects the vesting of service-based LTIP Units and the earned value of 2021 and 2022 performance-based LTIP Units. The executive officer’s unvested service-based LTIP Units will continue to vest in accordance with the vesting schedule upon a termination without cause or if the executive officer terminates his employment for good reason.

(3)	Amount reflects the vesting of service-based LTIP Units and the earned value of 2021 and 2022 performance-based LTIP Units.

(4)

Amount represents the vesting of service-based LTIP Units and the earned value of 2021 and 2022 performance-based LTIP Units. The executive officer’s unvested equity will continue to vest in accordance with the vesting schedule upon a termination without cause or if the executive officer terminates his or her employment for good reason.

(5)	Amount represents the estimated value of continuing welfare benefits for 36 months after December 31, 2022.

(6)

Amount reflects the vesting of service-based LTIP Units and the value of 2021 and 2022 performance-based LTIP Units for which performance would have been deemed to have been achieved upon a change in control and for which vesting would have accelerated upon termination.

CEO COMPENSATION PAY RATIO

Pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the SEC requires annual disclosure of the ratio of the median employee’s annual total compensation to the total annual compensation of the CEO. We believe that executive pay should be internally consistent and equitable to motivate our employees to create stockholder value. The annual total compensation for 2022 for our CEO, Mr. O’Hern, was $8,869,392 as reported under the heading “Summary Compensation Table.” Our median employee’s total compensation for 2022 was $95,677. As a result, we estimate that Mr. O’Hern’s 2022 total compensation was approximately 93 times that of our median employee.

Our CEO to median employee pay ratio was calculated in accordance with Item 402(u) of Regulation S-K. We identified the median employee by examining 2022 total compensation consisting of base salary, annual bonus amounts, stock-based compensation (based on the grant date fair value of awards during 2022) and other incentive payments for all full-time, part-time, seasonal and hourly employees who were employed by our Company on December 31, 2022, other than our CEO. After identifying the median employee based on 2022 total compensation, we calculated annual total compensation for such employee using the same methodology we use for our named executive officers as set forth in the “Total” column in the Summary Compensation Table.

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules, based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

2023 PROXY STATEMENT 63

PAY VERSUS PERFORMANCE
The following tables set forth information
c
oncerning the compensation of our NE
O
s and our financial performance for the fiscal years ended December 31, 2022, 2021 and 2020.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation
S-K,
we are providing information about the relationship between executive compensation actually paid to our principal executive officer (“PEO”) and the other named executive officers (“NEOs”), as calculated in accordance with Item 402(v) of Regulation
S-K,
and certain financial performance measures. For additional information on our compensation programs and philosophy and how we design our compensation programs to align pay with performance, see “Compensation Discussion
a
nd Analysis” on page 33 of this proxy statement.
Pay Versus Performance Table

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

Year (1)	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO (2)(3)	Average Summary Compensation Table Total for Other NEOs	Average Compensation Actually Paid to Other NEOs (2)(3)	Value of Initial Fixed $100 Investment Based on:		GAAP Net (Loss) Income ($mil.)	FFO per Diluted Share (5)
					Total Shareholder Return	Peer Group Total Shareholder Return (4)

2022	$8,869,392	($252,422)	$3,342,368	$877,865	$53.40	$98.55	($66.1)	$1.96

2021	$8,246,379	$10,266,668	$3,434,396	$4,143,732	$78.04	$113.65	$14.3	$2.03

2020	$8,375,998	$4,019,314	$2,896,357	$1,631,776	$46.32	$74.82	($230.2)	$2.16

(1)	Thomas O’Hern served as the Company’s PEO for the entirety of 2020, 2021 and 2022. The Company’s other NEOs for the applicable years were as follows:
2022 and 2021: Edward Coppola, Scott Kingsmore, Douglas Healey and Ann Menard
2020: Edward Coppola, Scott Kingsmore, Douglas Healey and Kenneth Volk

(2)
The amounts reported in column (c) and (e) represent the “compensation actually paid” (“CAP”) to our PEO, and the average compensation actually paid to our other NEOs as a group, respectively, computed in accordance with Item 402(v) of Regulation
S-K,
but do not reflect the actual amount of compensation earned by or paid to our PEO or our other NEOs as a group in the applicable year. The fair value of time-based LTIP Units used to calculate CAP is based on our closing stock price on each valuation date and includes the value of accrued dividends, assuming reinvestment in additional LTIP Units. The fair value of performance-based LTIP Units used to calculate CAP is based on the fair value per share on each valuation date, which includes the estimated (or actual) performance results as of each valuation date for financial performance conditions and the Monte Carlo valuation for market conditions, as well as accrued dividends assuming reinvestment in additional LTIP Units.

(3)
In accordance with Item 402(v) of Regulation
S-K,
the following adjustments were made to the amount reported for our PEO and our other NEOs as a group in the “Total” column of the Summary Compensation Table for each year to calculate CAP:

64 2023 PROXY STATEMENT

Table of Contents
PAY VERSUS PERFORMANCE

	2022 (1)		2021 (1)		2020 (1)

	PEO	Average Other NEOs	PEO	Average Other NEOs	PEO	Average Other NEOs

Summary Compensation Table Total	$8,869,392	$3,342,368	$8,246,379	$3,434,396	$8,375,998	$2,896,357

Minus Change in Pension Value Reported in Summary Compensation Table	$0	$0	$0	$0	$0	$0

Plus Pension Value Service Cost	$0	$0	$0	$0	$0	$0

Minus Stock Award and Option Value Reported in Summary Compensation Table for the Covered Year	($5,999,975)	($1,774,984)	($4,499,985)	($1,462,492)	($5,999,968)	($1,518,730)

Plus (Minus) Year-End Fair Value of Awards Granted During Year that are Outstanding and Unvested at Year-End	$1,506,347	$499,102	$5,389,360	$1,723,130	$1,746,585	$420,694

Plus (Minus) Year-over-Year Change in Fair Value of Awards Granted in Any Prior Year that are Outstanding and Unvested at Year-End	($2,919,938)	($839,400)	$483,215	$126,226	($121,969)	($119,756)

Plus Fair Value at Vesting Date of Awards Granted and Vested During the Year	$325,808	$143,894	$607,306	$293,531	$198,174	$66,882

Plus (Minus) Change in Fair Value from End of Prior Year to Vesting Date of Awards Granted in Any Prior Fiscal Year that Vested During the Year	($2,034,056)	($493,115)	$40,394	$28,941	($179,505)	($113,673)

Minus Fair Value at End of Prior Year of Awards Granted in Prior Years that were Forfeited During the Year	$0	$0	$0	$0	$0	$0

Plus Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$0	$0	$0	$0	$0	$0

Compensation Actually Paid	($252,422)	$877,865	$10,266,668	$4,143,732	$4,019,314	$1,631,776

(4)
Represents the cumulative total stockholder return (TSR) of the FTSE NAREIT Equity Retail Index, which is an industry index reported in the performance graph included in the Company’s 2022 Annual Report on Form
10-K,
for an initial investment of $100 on December 31, 2019 through and including the end of the fiscal year for each row in the table.

(5)
Our FFO per diluted share, our Company-Selected Measure, as calculated for purposes of our annual incentive plan for 2022. See Appendix I of this proxy statement for a reconciliation of FFO per diluted share, which is a non-GAAP
financial measure.

Performance Measures Used for Linking Pay and Performance.
The following is a list of performance measures, which in our assessment represent the most important performance measures used by our Company to link compensation actually paid to our PEO and the NEOs for 2022. Each metric below is used for purposes of determining payouts under either our annual cash incentive program or vesting of our performance-based LTIP Units. FFO per share was selected as our Company-Selected Measure for the Pay versus Performance table because it has the strongest alignment with the key attributes of our operating plan and we believe that it drives the creation of long-term stockholder value
.

2023 PROXY STATEMENT 65

Table of Contents
PAY VERSUS PERFORMANCE

FFO per Diluted Share
Year-end Reported Occupancy
Relative TSR
Re-development Goals
Net Debt Reduction
ESG Initiatives
Please see our Compensation Discussion and Analysis on page 33 of this proxy statement for a further description of these metrics, how they are calculated, and how they are used in our executive compensation pro gr
am.
Relationship between Compensation Actually Paid and Performance
Measures
.
Relationship between CAP, TSR and Peer Group TSR
. Compensation actually paid to our PEO and other NEOs is generally in alignment with our TSR both on an absolute basis and relative to the TSR of the FTSE NAREIT Equity Retail Index, which is the “Peer Group,” for each of the past three fiscal years. Compensation Actually Paid to our PEO and our other NEOs was highest in 2021, when our TSR was strongly positive and higher than the TSR of the FTSE NAREIT Equity Retail Index. Compensation Actually Paid for our PEO and our other NEOs was significantly lower in both 2020 and 2022, when our TSR was negative
and lower than the TSR of the Peer Group index. This general level of alignment is expected because a significant portion of the compensation actually paid is comprised of equity awards whose value is directly correlated with our TSR, and a significant portion of the equity awards are performance-based and tied either completely or in part to our TSR relative to a peer group with similar constituents to the companies in the FTSE NAREIT Equity Retail Index.
Relationship between CAP and Net Income
. Net income is not used as a performance measure in our incentive plans. Net income includes real estate depreciation and amortization, which are non-cash expenses that do not necessarily correlate to actual changes in the market value of our real estate portfolio. For these reasons, CAP amounts for our PEO and average other NEOs do not have a strong relationship to the Company’s net income.
Relationship between CAP and FFO per Diluted Share (our Company-Selected Measure)
. Although FFO per diluted share is an important operational metric to our business, and a measure used in our incentive plans, compensation actually paid to our PEO and average other NEOs does not have a strong relationship to FFO per diluted share. The lack of a strong correlation is partly because compensation actually paid for a given year is significantly influenced by our TSR during the year, which does not always correlate with year-over-year changes in FFO per diluted share. Compensation actually paid is also influenced by changes to levels of projected and actual achievement under our performance-based LTIP program (which is based on one or more of the following measures: Three-Year FFO per Diluted Share, Year-End Reported Occupancy, and relative TSR versus our Equity Peer REITs), as well as achievement of the other goals in our annual incentive plan.

66 2023 PROXY STATEMENT

AUDIT COMMITTEE MATTERS

EQUITY COMPENSATION PLAN INFORMATION

Our Company currently maintains two equity compensation plans for the granting of equity awards to directors, officers and employees: our 2003 Incentive Plan and our Director Phantom Stock Plan. Our Company also maintains our Employee Stock Purchase Program (“ESPP”). Except as described in footnote (4) to the table, each of these plans has been approved by our Company’s stockholders.

The following table sets forth, for each of our Company’s equity compensation plans, the number of shares of Common Stock subject to outstanding awards, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of December 31, 2022.

Plan category	Number of shares of Common Stock to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options warrants and rights(1)	Number of shares of Common Stock remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column)

Equity compensation plans approved by stockholders	6,028,458	(2)	$54.56	4,460,165	(3)

Equity compensation plans not approved by stockholders	180,246		—	31,088	(4)

Total	6,208,704		$54.56	4,491,253

(1)	These weighted-average exercise prices do not reflect the shares that will be issued upon the payment of outstanding stock units, OP Units or LTIP Units.

(2)

Includes (a) 26,371 outstanding options with a weighted average exercise price of $54.56 and a weighted average term to expiration of 4.42 years and (b) 295,054 unvested restricted stock units. Also includes 5,707,033 LTIP Units (of which 2,215,167 were unvested and 3,491,866 were vested) which may be redeemed for shares under our 2003 Incentive Plan. This number of shares is presented before giving effect to the shares that will be purchased under our ESPP for the purchase period ending May 31, 2023.

(3)

Of these shares, 4,150,526 were available for options, SARs, restricted stock, stock units, stock bonuses, performance-based awards, dividend equivalent rights and OP Units or other units convertible into or exchangeable for Common Stock under our 2003 Incentive Plan and 309,639 were available for issuance under our ESPP.

(4)

These shares were available for the issuance of stock units under our Director Phantom Stock Plan. See “Compensation of Non-Employee Directors” of this Proxy Statement for a description of our Director Phantom Stock Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Brandt, Hirsch and Soboroff and Ms. Stephen each served as a member of the Compensation Committee during 2022. No member of the Compensation Committee is a past or present officer or employee of our Company or had any relationship with us requiring disclosure under SEC rules requiring disclosure of certain transactions with related persons. In addition, none of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officer of which served as a director or member of the Compensation Committee during 2022.

AUDIT COMMITTEE MATTERS

The Audit Committee presently is comprised of Ms. Alford (Chair), Mr. Alschuler and Ms. Lowenthal. The Audit Committee met seven times in 2022. The principal responsibilities of and functions to be performed by the Audit Committee are established by the Audit Committee charter. The Audit Committee and our Board of Directors amended and restated the Audit Committee charter in July 2021 and such charter complies with the requirements of the Sarbanes-Oxley Act of 2002 and the NYSE listing standards. The Committee reviews and reassesses the adequacy of its charter annually. Our Board of Directors has determined that each Committee member is an independent director as defined by the NYSE listing standards for audit committee members and meets the financial literacy requirements of the NYSE listing standards. Our Board of Directors also has determined that Ms. Alford and Mr. Alschuler are audit committee financial experts as defined by the Exchange Act. (See “The Board of Directors and its Committees—Director Independence” and “—Committee Charters.”)

2023 PROXY STATEMENT 67

AUDIT COMMITTEE MATTERS

The following Report of the Audit Committee shall not be deemed soliciting material or to be filed under the Securities Act or the Exchange Act, or subject to Regulation 14A or 14C or the liabilities of Section 18 of the Exchange Act, except to the extent our Company specifically requests that this Report be treated as soliciting material or specifically incorporates this Report by reference into a filing under either of such Acts. The Audit Committee members whose names appear on the Audit Committee Report were committee members during 2022.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors of The Macerich Company, a Maryland corporation, assists our Board of Directors in performing its oversight responsibilities for our financial reporting process, audit process and internal controls, as more fully described in the Audit Committee’s charter. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Our independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity to accounting principles generally accepted in the United States.

In the performance of its oversight function, the Audit Committee reviewed and discussed our audited financial statements for the year ended December 31, 2022 with management. In addition, the Audit Committee discussed with representatives of our independent registered public accounting firm the matters required to be discussed with the Audit Committee by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Committee has also received and reviewed the written disclosures and the letter from our independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm their independence from our Company.

Based on the review and discussions with management and our independent registered public accounting firm described above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC.

The Audit Committee

Peggy Alford

John Alschuler

Steven R. Hash, ex officio

Marianne Lowenthal

PRINCIPAL ACCOUNTANT FEES AND SERVICES

For the years ended December 31, 2022 and 2021, our Company was billed by KPMG LLP for services in the following categories:

Audit Fees.    Fees for audit services totaled $3,426,000 in 2022 and $3,399,000 in 2021, including fees associated with the annual audit of our Company and its subsidiaries and affiliates, audit of internal control over financial reporting, the performance of interim reviews of our quarterly unaudited financial information and review of our registration statement and offering documents, including comfort letters and consents. The audit fees above exclude approximately $655,000 for 2022 and $721,000 for 2021, for the statutory audits of financial statements for entities not consolidated by the Company. These fees were paid by those applicable entities.

Audit-Related Fees.    No fees for audit-related services were paid to KPMG LLP in 2022 or 2021.

Tax Fees.    No fees for tax services were paid to KPMG LLP in 2022 or 2021.

All Other Fees.    All other fees consist of an annual license fee of $2,000 in each of 2022 and 2021 for use of accounting research software.

Our Company has been advised by KPMG LLP that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in our Company or its subsidiaries.

68 2023 PROXY STATEMENT

AUDIT COMMITTEE MATTERS

AUDIT COMMITTEE PRE-APPROVAL POLICY

Consistent with the SEC rules regarding independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. The Audit Committee approves a list of services and related fees expected to be rendered during any fiscal-year period within each of four categories of service:

Audit Services include audit work performed on the financial statements, including audit of the effectiveness of internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, as well as work that generally only our independent registered public accounting firm can reasonably be expected to provide, including work associated with registration statements under the Securities Act, periodic reports and other SEC documents, including comfort letters and consents, statutory or other financial audit work for subsidiaries and consultations surrounding the proper application of financial accounting and/or reporting standards.

Audit-Related Services include assurance and related services that are reasonably related to performance of an audit or traditionally performed by our independent registered public accounting firm, including due diligence or agreed-upon procedures related to mergers, acquisitions, dispositions or refinancings, special procedures required to meet certain financial, accounting or regulatory requirements and accounting, regulatory or disclosure consultations.

Tax Services include tax return preparation, tax planning and related tax services, tax advice, tax compliance, tax reporting, year-end estimated taxable income and distribution projections and tax due diligence for REIT compliance and other tax issues.

Other Services include those permissible non-audit services that do not fall within the above categories and are routine and recurring services that would not impair the independence of our accountants.

The Audit Committee pre-approves our independent registered public accounting firm’s services within each category. In 2022, the Audit Committee pre-approved the retention of KPMG LLP to perform various audit and audit-related services for our Company as described above. For each proposed service, our independent registered public accounting firm is generally required to provide documentation at the time of approval to permit the Audit Committee to make a determination whether the provision of such services would impair our independent registered public accounting firm’s independence. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

2023 PROXY STATEMENT 69

PROPOSAL 2: APPROVAL OF OUR AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN

At our Annual Meeting, stockholders will be asked to approve our Amended 2003 Incentive Plan, which was adopted, subject to stockholder approval, by our Board of Directors on March 28, 2023 in order to increase the aggregate number of shares of the Company’s Common Stock available for issuance thereunder by 5,200,000 shares and to extend the term of the plan by an additional ten years to May 31, 2033.

Rationale for the Proposed Share Increase and Extended Term

Our Company believes that equity incentives and stock-based awards focus employees on the objective of creating stockholder value and promoting the success of our Company, as well as further aligning employees’ and service providers’ interests with those of our stockholders and encouraging their long-term commitment to our Company. Incentive compensation plans like our existing 2003 Incentive Plan are an important attraction, retention and motivation tool for participants in the plan.

Our Board of Directors approved our Amended 2003 Incentive Plan based on the belief that the number of shares of our Common Stock available under our 2003 Incentive Plan does not give our Company sufficient authority and flexibility to adequately provide for future incentives, and that we would be at a competitive disadvantage if we could not use stock-based awards to recruit, retain and motivate our employees and service providers.

In determining the size of the requested share increase under our Amended 2003 Incentive Plan, our Board and Compensation Committee worked with management and outside consultants to evaluate a number of factors, including our corporate strategy and compensation needs, our recent and projected share usage, share usage at companies in our compensation peer group, the total potential dilution level and criteria expected to be utilized by institutional proxy advisory firms in evaluating our proposal for our Amended 2003 Incentive Plan. The Board and Compensation Committee believe that approving an additional 5,200,000 shares for issuance under our Amended 2003 Incentive Plan is appropriate and in the best interests of our Company and stockholders given the current expectations on hiring, the highly competitive environment in which we recruit and retain employees, the Company’s current stock price and our projected share usage.

If our Company’s stockholders approve this proposal, we anticipate the additional shares will be sufficient to provide equity incentives to attract, retain and motivate employees and other service providers for approximately the next three to five years. Based on that expectation, our Board and Compensation Committee determined that it would be appropriate to extend the term of the plan, which would otherwise expire on May 26, 2026.

As of March 24, 2023, under the 2003 Incentive Plan, there were:

•	A total of 26,371 outstanding stock options with a weighted average exercise price of $54.56 and a weighted average term of expiration of 4.42 years.

•	A total of 4,062,800 full value awards (e.g., unvested RSUs and unvested LTIP Units) outstanding.

•	2,464,768 shares of our Common Stock remaining available for new award grants.

Our Company had 215,095,210 shares of Common Stock and 8,985,495 OP Units which are convertible into shares of Common Stock outstanding as of March 24, 2023.

Summary of Amendments

•

Increase in Aggregate Share Limit. Our 2003 Incentive Plan currently limits the aggregate number of shares of our Common Stock that may be delivered pursuant to all awards granted under our 2003 Incentive Plan to 19,825,428, or 20,912,331 shares as adjusted for previous stock dividends. Our Amended 2003 Incentive Plan will increase this limit by an additional 5,200,000 shares so that the new aggregate share limit for the plan will be 25,025,428 shares, prior to any adjustments for previous stock dividends.

70 2023 PROXY STATEMENT

PROPOSAL 2: APPROVAL OF OUR AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN

•

Extension of Plan Term. Our 2003 Incentive Plan is currently scheduled to expire on May 26, 2026. If our stockholders approve this Amended 2003 Incentive Plan proposal, the term of our Amended 2003 Incentive Plan would be extended to May 31, 2033, the date that is ten years from the date of our stockholders’ approval of our Amended 2003 Incentive Plan at the Annual Meeting.

If our Amended 2003 Incentive Plan is approved by stockholders at the Annual Meeting, the share reserve increase and extended term will be effective as of the date of the Annual Meeting. If our Amended 2003 Incentive Plan is not approved by our stockholders, our Amended 2003 Incentive Plan will not become effective and the 2003 Incentive Plan, as in effect prior to the amendment and restatement, will continue in effect without giving effect to the proposed share increase or the extended term.

The foregoing amendments are included in our Amended 2003 Incentive Plan, which is attached to this Proxy Statement as Appendix II. A copy of our Amended 2003 Incentive Plan document may also be obtained by written request to our Secretary at The Macerich Company, 401 Wilshire Blvd., Suite 700, Santa Monica, California 90401.

The principal terms of our Amended 2003 Incentive Plan are summarized below. The summary is qualified in its entirety by the full text of our Amended 2003 Incentive Plan.

Summary Description of Amended 2003 Incentive Plan

Purpose.    The purpose of our Amended 2003 Incentive Plan is to promote the success of our Company by providing an additional means, through the grant of stock-based incentives and other awards, to attract, retain, motivate and reward key employees (including employees who are officers) and directors of, and certain consultants and advisors to, our Company, its subsidiaries, and related entities. Our Amended 2003 Incentive Plan generally provides for incentives and awards which may vest or become payable based on performance criteria or past or continued service. Our Company’s subsidiaries and its related entities are collectively referred to as our “Subsidiaries.”

Administration.    Our Amended 2003 Incentive Plan provides that it may be administered by our Board of Directors or a committee consisting of one or more non-employee directors as well as an independent director under the NYSE Rules (or such greater number of directors as may be required under applicable law). Our Board of Directors has delegated general administrative authority for our Amended 2003 Incentive Plan to the Compensation Committee of the Board of Directors.

The Compensation Committee has broad authority under our Amended 2003 Incentive Plan with respect to awards granted to eligible persons, which generally includes the authority to, among other things:

•	select the participants and the types of awards they may receive;

•

determine the number of shares that are subject to awards and the specific terms and conditions of awards, including the price (if any) to be paid for the shares and/or the awards and any vesting criteria;

•	cancel, modify or waive our Company’s rights to, or modify, discontinue, suspend or terminate, any or all outstanding awards, subject to any required consents;

•	accelerate or extend the exercisability or extend the term of any or all outstanding awards within the maximum term;

•	construe and interpret our Amended 2003 Incentive Plan and any agreements entered into by the Company thereunder; and

•

approve the form of award agreements and construe and interpret our Amended 2003 Incentive Plan and make all other determinations necessary or advisable for the administration of our Amended 2003 Incentive Plan.

Notwithstanding this authority, without prior stockholder approval, the Compensation Committee will not reduce the exercise or base price of any option or SAR granted under our Amended 2003 Incentive Plan (i.e., “reprice”) by amendment, substitution, cancellation and regrant, cancellation for cash or other means, other than as a result of antidilution or other adjustments under our Amended 2003 Incentive Plan incident to certain events such as a stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, or similar transaction affecting the underlying securities.

Eligibility.    Persons eligible to receive discretionary awards under our Amended 2003 Incentive Plan include key employees, (including employees who are officers) and directors of, and certain consultants or advisors to, our Company or our Subsidiaries, which we refer to

2023 PROXY STATEMENT 71

PROPOSAL 2: APPROVAL OF OUR AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN

as “Eligible Persons.” We currently estimate 92 employees and eight directors may be eligible to participate in our Amended 2003 Incentive Plan. Currently no consultants or advisors are Eligible Persons.

As of March 24, 2023, approximately 100 officers and employees of our Company and our Subsidiaries (including all of our named executive officers) and all of our non-employee directors were considered eligible under our Amended 2003 Incentive Plan, subject to the Compensation Committee’s discretion to determine the particular individuals who, from time to time, will be selected to receive awards.

Shares Available for Awards.    The aggregate number of shares of Common Stock that may be issued pursuant to all awards under our 2003 Incentive Plan currently is 19,825,428 shares, prior to any adjustments for previous stock dividends. If stockholders approve this Amended 2003 Incentive Plan proposal, the aggregate share limit for our Amended 2003 Incentive Plan would be increased by an additional 5,200,000 shares so that the new aggregate share limit would be 25,025,428 shares, prior to any adjustments for previous stock dividends.

Various additional share limits are imposed under our Amended 2003 Incentive Plan. A maximum of:

•

No more than 4,000,000 shares (subject to standard anti-dilution adjustments) may be issued pursuant to incentive stock options, or “ISOs” granted under our Amended 2003 Incentive Plan. For purposes of clarity, any shares that are delivered pursuant to ISOs also count against (and are not in addition to) the aggregate Amended 2003 Incentive Plan share limit described above.

•

No more than 750,000 shares (subject to standard anti-dilution adjustments) may be issued under our Amended 2003 Incentive Plan pursuant to stock options and SARs granted to any individual in any calendar year.

•

No more than 1,000,000 shares (subject to standard anti-dilution adjustments) may be issued under our Amended 2003 Incentive Plan to any one individual in any calendar year in the form of any performance-based award (other than stock options and SARs). The aggregate amount of compensation that may be paid to any participant in respect of performance-based awards payable only in cash and not related to stock under our Amended 2003 Incentive Plan may not exceed (x) $3,000,000, times (y) the applicable number of years (not to exceed 10) in the performance period for the award. In addition, if a performance-based award is payable in cash or shares of restricted stock, the lesser of the share limit or the dollar limit will apply.

To the extent that the exercise of an option or other award would cause the holder to own more than 9.8% of the lesser of the number or the value of the outstanding shares of Common Stock and preferred stock (except as otherwise permitted under our charter), our Company has the option to deliver either shares of Common Stock or an amount in cash equal to the closing price of a share of Common Stock, as reported on the NYSE.

To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under our Amended 2003 Incentive Plan. In the event that shares are delivered in respect of a dividend equivalent right, or “DER” (and, for purposes of clarity, other than as a result of an adjustment pursuant to a stock split, stock dividend or similar event), only the actual number of shares delivered with respect to the award shall be counted against the share limits of our Amended 2003 Incentive Plan. For purposes of clarity, if 1,000 DERs are granted and outstanding when our Company pays a dividend, and 50 shares are delivered in payment of those rights with respect to that dividend, 50 shares shall be counted against the share limits of this Plan. To the extent that shares are delivered pursuant to the exercise of a SAR or stock option, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits, as opposed to only counting the shares actually issued. For purposes of clarity, if a SAR relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits with respect to such exercise. Shares that are subject to or underlie awards that expire or for any reason are cancelled, terminated, or forfeited, fail to vest, or for any other reason are not paid or delivered under our Amended 2003 Incentive Plan will again be available for subsequent awards under our Amended 2003 Incentive Plan. Shares that are exchanged by a participant or withheld by our Company to pay the exercise price of an award granted under our Amended 2003 Incentive Plan, as well as any shares exchanged or withheld to satisfy the tax withholding obligations related to any award, will not be available for subsequent awards under our Amended 2003 Incentive Plan. In addition, our Amended 2003 Incentive Plan generally provides that shares issued in connection with awards that are granted by or become obligations of our Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under our Amended 2003 Incentive Plan. Our Company may not increase the applicable share limits of our Amended 2003 Incentive Plan by repurchasing shares of Common Stock on the market (by using cash received through the exercise of stock options or otherwise).

72 2023 PROXY STATEMENT

PROPOSAL 2: APPROVAL OF OUR AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN

Annual Share Usage

The following table sets forth information regarding historical grants under the 2003 Incentive Plan for the three-year period ended December 31, 2022, and the corresponding annual share usage rate, which is defined as the number of shares subject to equity-based awards granted in a year divided by the weighted average common shares (including partnership units convertible to common shares) outstanding for that year for each of the last three fiscal years:

Description	2022	2021	2020
Time-Based Full-Value LTIP Awards Granted	585,298	745,490	448,467
Performance-Based Full-Value LTIP Awards Granted	716,545	1,005,073	359,532
Total Granted	1,301,843	1,750,563	807,999
Weighted Average Common Shares Outstanding during the Fiscal Year (excluding Partnership Units Convertible to Common Shares)	215,031,294	198,070,297	146,231,715
Weighted Average Operating Partnership Units Outstanding during the Fiscal Year	8,646,182	9,920,654	10,688,179
Weighted Average Common Shares Outstanding during the Fiscal Year (including Weighted Average Partnership Units Convertible to Common Shares)	223,677,476	207,990,951	156,919,894
Annual Share Usage Rate	0.58%	0.84%	0.51%
Three-Year Share Usage Average	0.65%

If our Amended 2003 Incentive Plan is approved, we intend to utilize the additional shares authorized under our Amended 2003 Incentive Plan to continue our practice of incentivizing key individuals through equity grants. We currently anticipate that the shares requested in connection with the approval of our Amended 2003 Incentive Plan will last for approximately three to five years, based on our historic grant rates, new hiring and the approximate current share price, but could last for a different period of time if actual practice does not match recent rates or our share price changes materially.

Types of Awards.    Our Amended 2003 Incentive Plan authorizes the grant of stock options, SARs, restricted stock, stock units, stock bonuses, Performance-Based Awards (described below), DERs and OP Units or other convertible or exchangeable units, as well as cash bonus awards.

Our Amended 2003 Incentive Plan permits participants to pay the exercise price of an option or the cash purchase price (if any) of any shares in one or a combination of the following methods: (1) in cash or by electronic funds transfer; (2) by check payable to the order of our Company; (3) if permitted by the Compensation Committee, by notice and third party payment; or (4) by the delivery of shares of Common Stock already owned by the participant. Shares may also be issued solely for services or other rights or property. Our Amended 2003 Incentive Plan does not permit loans to participants to finance awards or stock purchases.

Transfer Restrictions.    Subject to customary exceptions set forth in our Amended 2003 Incentive Plan, rights and benefits under awards under our Amended 2003 Incentive Plan are not transferable by the recipient other than by will or the laws of descent and distribution, and are generally only exercisable by the participant (or, if the participant has suffered a disability, his or her legal representative). The Compensation Committee may, however, permit certain transfers of an award if the transferor presents satisfactory evidence that the transfer is for donative, estate and/or tax planning purposes to certain related persons or entities and without consideration (other than nominal consideration), or in certain other circumstances.

Stock Options.    An option is the right to purchase shares of Common Stock at a future date at a specified price (the “exercise price”) during a specified term not to exceed 10 years. The Compensation Committee may grant one or more options to any Eligible Person.

The exercise price of any options granted to Eligible Persons under our Amended 2003 Incentive Plan is determined by the Compensation Committee at the time of the grant and must be at least 100% (110% in the case of an ISO granted to a participant who owns or is deemed to own more than 10% of the total combined voting power of all classes of stock of our Company) of the fair market value of the Common Stock on the date of grant. The Compensation Committee may grant ISOs or nonqualified stock options under our Amended 2003 Incentive Plan. ISOs have more restrictive eligibility criteria and are taxed differently from nonqualified stock options, as described under “Federal Income Tax Consequences of Options” below. ISOs are also subject to more restrictive terms and are limited in amount by the Code and our Amended 2003 Incentive Plan. No ISO may be granted under our Amended 2003 Incentive Plan after March 28, 2033.

2023 PROXY STATEMENT 73

PROPOSAL 2: APPROVAL OF OUR AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN

Stock Appreciation Rights.    In its discretion, the Compensation Committee may grant a SAR concurrently with or after the grant of an option, and with reference to all or a portion of the shares covered by such option, or on a stand-alone basis. A SAR granted in connection with an option is typically the right to receive payment of an amount equal to the excess of the fair market value of Common Stock on the date the SAR is exercised over the exercise price of the related option, which we refer to as the “spread value”. The base price of a stand-alone SAR must be at least the fair market value of the Common Stock on the grant date. The base price of a SAR granted with reference to an outstanding option may be less than the fair market value of Common Stock on the date of grant, but if so, may not be less than the option exercise price. A SAR granted in connection with an option is only exercisable if and to the extent that the related option is exercisable. Upon exercise of a SAR, the holder receives the spread value in shares of Common Stock (valued at fair market value at date of exercise), in cash, or in a combination of Common Stock and cash. The maximum term of SARs granted under our Amended 2003 Incentive Plan is 10 years.

Restricted Stock and Stock Units.    A restricted stock award is an award typically for a fixed number of shares of Common Stock, which is subject to vesting or other restrictions. The Compensation Committee must specify the price, if any, or services the recipient must provide for the shares of restricted stock, the conditions on vesting (which may include, among others, the passage of time or specified performance objectives or both) and any other restrictions (for example, restrictions on transfer) imposed on the shares. Unless the Compensation Committee otherwise provides in an award agreement, a restricted stock award confers voting and dividend rights prior to vesting and includes a minimum vesting period of six months.

A stock unit represents a bookkeeping entry which serves as a unit of measurement relative to a share for purposes of determining the payment, in shares or cash, of a deferred benefit or right. Stock units may be granted for services rendered, in lieu of other compensation, or in lieu of, in exchange for or in addition to any other award under our Amended 2003 Incentive Plan. The Compensation Committee will specify the terms relating to the stock units, the conditions on vesting and any other restrictions imposed on the units in making the award. The stock units do not confer voting rights but may provide for DERs as determined by the Compensation Committee.

Performance-Based Awards.    The Compensation Committee may grant to eligible employees of our Company and our Subsidiaries Performance-Based Awards (other than qualifying options or SARs) designed to satisfy the requirements for deducibility under Section 162(m) of the Code.

Performance-Based Awards are earned and payable only if performance reaches specific, pre-established performance goals related to one or more business criteria approved by the Compensation Committee. The performance goals must be approved by the Compensation Committee in advance of applicable deadlines under the Code and while the performance relating to the goals remains substantially uncertain. The performance goals may be established based on one or a combination of the following business criteria:

•	funds from operations;

•	EBITDA (earnings before interest, taxes, depreciation and amortization);

•	stock appreciation;

•	total stockholder return;

•	total revenue growth;

•	net income;

•	net operating income growth;

•	occupancy gains;

•	releasing spreads;

•	sales per square foot growth;

•	same center net operating income growth;

•	gross operating margin improvement; and/or

•	improvement in balance sheet metrics.

74 2023 PROXY STATEMENT

PROPOSAL 2: APPROVAL OF OUR AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN

The business criteria may be applied based on the performance of our Company (including our Subsidiaries) on a consolidated, Subsidiary, segment, division, region or property basis, measured on an absolute basis or relative to other companies, an index or other benchmark. The performance measurement period with respect to an award may be not less than three months nor more than 10 years. To the extent provided in the applicable award agreement, performance goals will be adjusted to exclude the impact of an event or occurrence which the Compensation Committee determines should appropriately be excluded, including: (i) restructurings, discontinued operations and other unusual or nonrecurring gains and losses; (ii) an event not directly related to the operations of the Company, Subsidiary, segment, division, region or property, (iii) the cumulative effects of tax or accounting changes, or (iv) other events not foreseen at the time the targets were set.

Performance-Based Awards may be stock-based (payable in stock only or in cash and stock) or may be cash-only awards. Before any Performance-Based Award is paid, the Compensation Committee must certify that the performance goals have been satisfied. The Compensation Committee will have discretion to determine the performance goals and restrictions or other limitations of the individual awards and may reserve “negative” discretion to reduce payments below maximum award limits. The maximum number of shares of Common Stock which may be delivered pursuant to all stock-related awards (other than options and SARs) to any participant under our Amended 2003 Incentive Plan in any calendar year may not exceed 1,000,000 shares (subject to standard anti-dilution adjustments). The aggregate amount of compensation that may be paid to any participant in respect of Performance-Based Awards payable only in cash and not related to stock under our Amended 2003 Incentive Plan may not exceed (x) $3,000,000, times (y) the applicable number of years (not to exceed 10) in the performance period for the award. In addition, if a Performance-Based Award is payable in cash or shares of restricted stock, the lesser of the share limit or the dollar limit will apply.

Stock Bonuses.    A stock bonus typically represents a bonus in shares for services rendered (in excess of any cash payment a participant may be required to make for the shares). The Compensation Committee may grant stock bonuses to reward services, contributions or achievements or in connection with the deferral of compensation, in such manner and on such terms and conditions (including any restrictions on the shares) as the Compensation Committee may determine from time to time.

Dividend Equivalent Rights.    Our Amended 2003 Incentive Plan authorizes awards, excluding options and SARs, to be granted with or without DERs. DERs are amounts payable in cash, stock or other property (or additional stock units that may be paid in stock or cash) and are based on all or part of the amount of dividends that would have been paid on shares had the shares been outstanding from the date the stock-based award was granted. The Compensation Committee determines the time and conditions of payment and may limit amounts payable as DERs. Restricted stock and other stock-based awards are not considered awards coupled with DERs insofar as shares of Common Stock or other securities underlying these awards carry by their own terms the right to receive dividends or distributions.

Operating Partnership Units or other Convertible or Exchangeable Units.    The Compensation Committee may authorize for the benefit of any Eligible Person, the issuance of Common Stock or the payment of cash in connection with, or upon the exercise, conversion or exchange of, OP Units (both full value and appreciation only), phantom units or other interests in Subsidiaries that are issued by the Subsidiary, subject to the Compensation Committee’s approval and any required Board approval. Such interests or rights may be convertible or exchangeable into shares of Common Stock, units or cash.

Deferred Payments.    Our Amended 2003 Incentive Plan authorizes the Compensation Committee to permit the deferred payment of awards. The Compensation Committee may determine the form and timing of payment, vesting, and other terms applicable to deferrals.

Adjustments; Acceleration.    As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under our Amended 2003 Incentive Plan and any outstanding stock-based awards, as well as the exercise, base or purchase prices of awards, and performance targets under certain types of performance-based awards (e.g., a SAR), are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, extraordinary cash dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

Double Trigger Change in Control.    Our Amended 2003 Incentive Plan provides that, unless expressly provided in an award agreement, outstanding awards assumed by a successor entity in a change in control shall continue to be subject to vesting, but vesting shall be accelerated only if within 24 months of the change in control, the employee’s employment is terminated for certain reasons. If our successor entity does not assume outstanding awards in connection with a change in control, then the vesting of all outstanding awards will be accelerated upon a change in control.

2023 PROXY STATEMENT 75

PROPOSAL 2: APPROVAL OF OUR AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN

No Limit on Other Plans or Agreements.    Our Amended 2003 Incentive Plan generally does not limit the authority of our Board of Directors or the Compensation Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority, and does not limit the authority of our Board of Directors or Compensation Committee, by agreement with a participant, to alter standard provisions as to the vesting or exercisability of awards.

Termination of or Changes to our Amended 2003 Incentive Plan.    Our Board of Directors may terminate, suspend, modify or amend our Amended 2003 Incentive Plan at any time. Stockholder approval for an amendment will be obtained if required under our Amended 2003 Incentive Plan, or under Sections 162(m), 422 or 424 of the Code, by other applicable law (including stock exchange rules), or if deemed necessary or advisable by our Board of Directors.

Our 2003 Incentive Plan is currently scheduled to expire on May 26, 2026. If stockholders approve this Amended 2003 Incentive Plan proposal, the term of our Amended 2003 Incentive Plan would be extended until May 31, 2033, subject to earlier termination by our Board of Directors. The applicable provisions of our Amended 2003 Incentive Plan and the Compensation Committee’s authority will continue with respect to any awards then outstanding.

Generally speaking, outstanding options and other awards may be amended by the Compensation Committee (subject to the no-repricing provision referred to above), but the consent of the holder is required if the amendment (or any plan amendment) materially adversely affects the holder.

Securities Underlying Awards.    The closing price of a share of Common Stock on March 24, 2023 was $9.49 per share. If our Amended 2003 Incentive Plan proposal is approved by stockholders, our Company plans to register the 5,200,000 additional shares of Common Stock available for issuance under our Amended 2003 Incentive Plan under the Securities Act as soon as practicable.

Federal Income Tax Consequences of Options

The U.S. federal income tax consequences of our Amended 2003 Incentive Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to our Amended 2003 Incentive Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.

With respect to nonqualified stock options, our Company is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to ISOs, our Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax. In addition, if the participant exercises an ISO, has been an employee of the Company from the time of grant until the date that is three months before the date of exercise, and does not dispose of the shares until the later of (a) two years from the date the ISO was granted or (b) one year from the date the shares were transferred to the participant, the entire gain, if any, realized when the participant disposes of participant’s shares will be taxable to the participant as long-term capital gain. If the participant exercises his or her ISO within the time periods described in the immediately preceding sentence, the participant will generally be taxed similarly as if he or she exercised a nonqualified stock option.

The current federal income tax consequences of other awards authorized under our Amended 2003 Incentive Plan generally follow certain basic patterns: nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant pursuant to a timely filed Section 83(b) election); bonuses, SARs, cash and stock-based performance awards, DERs, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, our Company will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under our Amended 2003 Incentive Plan in connection with a change in control our Company may not be permitted to deduct the portion of the compensation attributable to the acceleration if it exceeds certain threshold limits under the Code; related excise taxes also may be triggered. Furthermore, our Company may not be permitted to deduct that compensation to certain executive officers to the extent that aggregate compensation exceeds $1,000,000 in any tax year.

76 2023 PROXY STATEMENT

PROPOSAL 2: APPROVAL OF OUR AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN

Specific Benefits

Our Company has not approved any awards that are conditioned upon stockholder approval of our Amended 2003 Incentive Plan. If the additional shares that will be available under our Amended 2003 Incentive Plan if the plan is approved by stockholders had been available for award purposes in fiscal 2022, our Company expects that its award grants made in fiscal 2022 would not have been substantially different from those actually made in that year under our 2003 Incentive Plan. For information regarding the bonuses paid to our named executive officers for 2022 performance see the discussion in the “Compensation Discussion and Analysis” section above. For information regarding stock-based awards granted to our Company’s named executive officers during 2022, see the material under the heading “Grants of Plan-Based Awards” above.

New Plan Benefits

Other than the annual grant of restricted stock units to our non-employee directors under our director compensation program (the amounts of which are set forth in the table below for 2023), any equity- or cash-based compensation awards to be granted in the future under our Amended 2003 Incentive Plan to eligible individuals, including employees, officers and non-employee directors, cannot be determined at this time because the grants are made in the discretion of the Compensation Committee.

Name and Position	Dollar Value ($)(1)	Number of Units(2)
Executive Group:	—	—
Thomas E. O’Hern, our Chief Executive Officer and Director	—	—
Edward C. Coppola, our President and Director	—	—
Scott W. Kingsmore, our Senior Executive Vice President, Chief Financial Officer and Treasurer	—	—
Douglas J. Healey, our Senior Executive Vice President, Leasing	—	—
Ann C. Menard, our Senior Executive Vice President, Chief Legal Officer and Secretary	—	—
Total for Current Executive Group (6 persons):	—	—
Non-Executive Director Group:
Peggy Alford	135,000	14,225
Eric K. Brandt	135,000	14,225
Steven R. Hash	197,500	20,811
Enrique Hernandez, Jr.	135,000	14,225
Daniel J. Hirsch	135,000	14,225
Marianne Lowenthal	135,000	14,225
Steven L. Soboroff	135,000	14,225
Andrea M. Stephen	135,000	14,225
Total for Non-Executive Director Group (8 persons):	1,142,500	120,386
All employees, including all current officers who are not executive officers or directors, as a group	—	—
Total	1,142,500	120,386

(1)

Under our director compensation policy, in 2023, each of our non-employee directors is expected to receive an RSU grant with a value of $135,000, and Mr. Hash, our Independent Chairman of the Board, is expected to receive an additional RSU grant of $62,500 following our Annual Meeting.

(2)

The estimated number of RSUs to be granted following our Annual Meeting is set forth on this line and is determined by dividing the expected aggregate 2023 RSU grant value for all non-employee directors under the director compensation policy by the closing price of the Company’s common stock on the NYSE of $9.49 on March 24, 2023.

Messrs. O’Hern and Coppola and the entire non-executive director group are nominees for election as directors at our Annual Meeting.

Our Board of Directors believes that the proposed amendment and restatement of our 2003 Incentive Plan, as reflected in our Amended 2003 Incentive Plan, will promote the interests of our Company and its stockholders and continue to enable our Company to attract, retain, motivate and reward persons important to our Company’s success.

Members of our Board of Directors and all of our Company’s executive officers are eligible to receive awards under our Amended 2003 Incentive Plan and thus have a personal interest in the approval of our Amended 2003 Incentive Plan proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF OUR AMENDED 2003 INCENTIVE PLAN. PROXIES RECEIVED WILL BE VOTED “FOR” APPROVAL OF OUR AMENDED 2003 INCENTIVE PLAN UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

2023 PROXY STATEMENT 77

PROPOSAL 3: NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are providing our stockholders with the opportunity to cast a non-binding, advisory vote on the compensation of our named executive officers as disclosed pursuant to the SEC’s executive compensation disclosure rules and set forth in this Proxy Statement (including in the compensation tables and the narrative discussion accompanying those tables as well as in the Compensation Discussion and Analysis).

As described more fully under the Compensation Discussion and Analysis section, beginning on page 33 of this Proxy Statement, our executive compensation program is guided by the following philosophy and objectives:

•

Our objective is to closely align executive compensation with the creation of stockholder value, with a balanced focus on both short-term and long-term performance and a substantial emphasis on total stockholder return. We believe our executive compensation policies and practices appropriately align the interests of our executives with those of our stockholders through a combination of base salary, annual incentive compensation awards and long-term incentive equity awards.

•

Our executive compensation program is designed to attract, retain and reward experienced, highly motivated executives who are capable of leading our Company effectively. The Compensation Committee believes strongly in linking compensation to performance and has designed our compensation program to deliver total pay that is primarily linked to overall business results while also recognizing individual performance. The Compensation Committee utilizes a combination of cash and equity-based compensation to provide appropriate incentives for executives to achieve our business objectives as well as further align their interests with our stockholders and encourage their long-term commitment to our Company.

We urge our stockholders to read the Compensation Discussion and Analysis section of this Proxy Statement, which describes in more detail how our executive compensation policies and practices are designed to achieve our compensation objectives, as well as the Summary Compensation Table and related compensation tables and narrative discussion that accompanies the compensation tables which provide detailed information on the compensation of our named executive officers. The Compensation Committee and our Board believe that the policies and procedures described in the Compensation Discussion and Analysis have enabled our Company to attract, motivate and retain highly skilled executives whose performance and contributions have contributed to our Company’s success.

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Act) and the related rules of the SEC, our Board will request your non-binding, advisory vote on the following resolution at our Annual Meeting:

RESOLVED, that the compensation paid to our named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.

This proposal to approve the compensation paid to our named executive officers is advisory in nature and, therefore, not binding on our Company, our Board or our Compensation Committee and will not be construed as overruling a decision by, or creating or implying any additional duty for, our Company, our Board or our Compensation Committee. However, the Compensation Committee, which is responsible for reviewing and approving the compensation for our executive officers and reviewing our overall compensation structure and philosophy, values input from our stockholders and will consider the result of the vote when making future compensation decisions for our named executive officers. Our Company’s current policy is to hold a non-binding, advisory vote on the compensation of our named executive officers every year. Our Board will consider the results of the advisory vote on the frequency of future advisory votes on the compensation of our named executive officers outlined in Proposal 4 in determining the frequency going forward. It is expected that the next such vote will occur at our 2024 annual meeting of stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE SEC’S EXECUTIVE COMPENSATION DISCLOSURE RULES. PROXIES RECEIVED WILL BE VOTED “FOR” APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

78 2023 PROXY STATEMENT

PROPOSAL 4: NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to vote on whether future advisory votes on the compensation of our named executive officers should occur every year, every two years or every three years. After careful consideration, our Board recommends that future advisory votes on the compensation of our named executive officers occur every year. We believe that an annual advisory vote on executive compensation is the most appropriate option because it allows our stockholders to provide frequent input on our compensation policies and practices. In making this recommendation, the Board took into account that a majority of the votes cast at our 2017 Annual Stockholders’ Meeting voted in favor of holding an annual advisory vote on executive compensation. Although this advisory resolution is non-binding, the Board and the Compensation Committee value the opinions of our stockholders and will carefully consider the results of the vote.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “ONE YEAR” FOR THE FREQUENCY OF NON-BINDING STOCKHOLDER VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. PROXIES RECEIVED WILL BE VOTED “ONE YEAR” UNLESS THE STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

2023 PROXY STATEMENT 79

PROPOSAL 5: RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed KPMG LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2023.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm. KPMG LLP has served as our independent registered public accounting firm continuously since 2010. In order to assure continuing external auditor independence, the Audit Committee periodically considers whether it is appropriate to adopt a policy of rotating the independent registered public accounting firm. Further, in conjunction with the mandated rotation of the independent registered public accounting firm’s lead engagement partner, the Audit Committee and its Chairperson are directly involved in the selection of KPMG LLP’s new lead engagement partner. Based on its most recent evaluation of KPMG LLP, the members of the Audit Committee believe that the continued retention of KPMG LLP as our independent registered public accounting firm is in the best interests of our Company and its stockholders and has recommended that the stockholders ratify the appointment of KPMG LLP as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Although ratification by stockholders is not required by law, our Board has determined that it is desirable to request approval of this appointment by our stockholders. If our stockholders do not ratify the appointment, the Audit Committee will reconsider whether to retain KPMG LLP, and may decide to retain the firm notwithstanding the vote. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of our Company. In addition, if KPMG LLP should decline to act or otherwise become incapable of acting, or if the appointment should be discontinued, the Audit Committee will appoint substitute independent public accountants. A representative of KPMG LLP will be present at our Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023. PROXIES RECEIVED WILL BE VOTED “FOR” RATIFICATION UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

80 2023 PROXY STATEMENT

ADDITIONAL MATTERS

SOLICITATION OF PROXIES

The cost of solicitation of Proxies for our Annual Meeting will be paid by our Company. Solicitation will be made primarily by mail, but our regular employees, without additional remuneration, may solicit Proxies by telephone, e-mail, facsimile and personal interviews. In addition, Innisfree M&A Incorporated will assist in the solicitation of Proxies and our Company anticipates a fee for proxy solicitation services of approximately $20,000 plus out-of-pocket costs. We will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send Proxy materials to and obtain Proxies from such beneficial owners. We will reimburse such holders for their reasonable expenses.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINEES

For a stockholder to present a matter at our Annual Meeting other than pursuant to Rule 14a-8 under the Exchange Act, including nominations for persons for election to our Board of Directors, our Secretary must have received written notice thereof on or after February 26, 2023 and on or before 5:00 p.m., Pacific Time, on March 28, 2023 (60 to 90 days prior to the first anniversary of our 2022 annual meeting of stockholders) as specified in our charter and Bylaws, and such notice must have satisfied the additional requirements set forth in our Bylaws. Our Secretary did not receive any such notice.

For a stockholder to submit a proposal pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy statement and form of proxy for our annual meeting of stockholders in 2024, it must be received by our Company by December 23, 2023. Such a proposal must also comply with the requirements as to form and substance established by the SEC for such proposals. For an eligible stockholder or group of stockholders to nominate a director nominee for election at our 2024 annual meeting of stockholders pursuant to the proxy access provision of our Bylaws, such eligible stockholder or group of stockholders must comply with the then current advance notice requirements in our Bylaws and deliver the proposal to our principal executive offices on or after March 2, 2024 and on or before 5:00 p.m., Pacific Time, on April 1, 2024 (60 to 90 days prior to the first anniversary of our Annual Meeting) in order for such proposal to be considered timely. In addition, our Bylaws require the eligible stockholder or group of stockholders to update and supplement such information as of specified dates. Any such proposal should be mailed to: The Macerich Company, 401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401, Attn: Secretary.

A stockholder otherwise desiring to bring a proposal before the 2024 annual meeting of stockholders (including generally any proposal relating to the nomination of a director to be elected to our Board of Directors) other than through the proxy access provisions of our Bylaws must comply with the then current advance notice and information requirements in our Bylaws, including the information required under Rule 14a-19 under the Exchange Act for any director nominee, and deliver the proposal to our principal executive offices on or after March 2, 2024 and on or before 5:00 p.m., Pacific Time, on April 1, 2024 (60 to 90 days prior to the first anniversary of our Annual Meeting) in order for such proposal to be considered timely. Any such proposal should be mailed to: The Macerich Company, 401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401, Attn: Secretary. Copies of our charter and Bylaws may be obtained without charge by providing a written request to our Secretary at that address.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding” potentially means extra convenience for stockholders and cost savings for companies.

A number of banks and brokers with account holders that are beneficial holders of our Common Stock will be householding our Company’s proxy materials. If you hold your shares through a bank or broker and have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials, please notify your bank or broker, or contact Broadridge Financial Solutions, Inc., toll-free at 1-800-542-1061 or at Broadridge Financial Solutions, Inc., Attn: Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Our Company undertakes, upon oral

2023 PROXY STATEMENT 81

ADDITIONAL MATTERS

or written request, to deliver promptly a second copy of our Company’s proxy materials to a stockholder at a shared address to which a single copy of the document was delivered. Stockholders that currently receive multiple copies of the proxy materials at their address and would like to request householding of the communications should contact their bank or broker or The Macerich Company, Attn: Investor Relations, 401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Officers, directors and greater than 10% stockholders are required by the SEC’s regulations to furnish our Company with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such reports furnished to our Company during and with respect to the fiscal year ended December 31, 2022, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were satisfied on a timely basis.

OTHER MATTERS

Our Board of Directors does not know of any matter other than those described in this Proxy Statement which will be presented for action at our Annual Meeting. If other matters are presented, Proxies will be voted in accordance with the discretion of the Proxy holders.

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO OUR COMPANY.

FORWARD-LOOKING INFORMATION

Information set forth in our Proxy Statement and the accompanying materials contains “forward-looking statements” (within the meaning of the federal securities laws, Section 27A of the Securities Act and Section 21E of the Exchange Act) which can be identified by the use of words such as “will,” “expects,” “anticipates,” “assumes,” “believes,” “estimated,” “guidance,” “projects,” “scheduled” and similar expressions that do not relate to historical matters, and include expectations regarding the Company’s future operational results as well as development, redevelopment and expansion activities. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to vary materially from those anticipated, expected or projected. Such factors include, among others, general industry, as well as global, national, regional and local economic and business conditions, including the impact of rising interest rates and inflation, which will, among other things, affect demand for retail space or retail goods, availability and creditworthiness of current and prospective tenants, anchor or tenant bankruptcies, closures, mergers or consolidations, lease rates, terms and payments, interest rate fluctuations, availability, terms and cost of financing, and cost of operating and capital expenses; adverse changes in the real estate markets including, among other things, competition from other companies, retail formats and technology, risks of real estate development and redevelopment (including rising inflation, supply chain disruptions and construction delays), and acquisitions and dispositions; the adverse impacts from COVID-19 or any future pandemic, epidemic or outbreak of any other highly infectious disease on the U.S., regional and global economies and the financial condition and results of operations of the Company and its tenants; the liquidity of real estate investments; governmental actions and initiatives (including legislative and regulatory changes); environmental and safety requirements; and terrorist activities or other acts of violence which could adversely affect all of the above factors. You are directed to the Company’s various filings with the SEC, including the Annual Report on Form 10-K for the year ended December 31, 2022, for a discussion of such risks and uncertainties, which discussion is incorporated herein by reference. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Proxy Statement. The Company does not intend, and undertakes no obligation, to update any forward-looking information to reflect events or circumstances after the date of this Proxy Statement or to reflect the occurrence of unanticipated events unless required by law to do so.

82 2023 PROXY STATEMENT

APPENDIX I

RECONCILIATION OF NON-GAAP MEASURES

The following reconciles net (loss) income attributable to our Company to Adjusted EBITDA, NOI and NOI-Same Centers for the years ended December 31, 2022, 2021 and 2020 (dollars in thousands):

	2022	2021
Net (loss) income attributable to our Company	$(66,068)	$14,263
Interest expense	306,000	285,200
Depreciation and amortization	446,323	464,846
Noncontrolling interests in the Operating Partnership	(2,660)	714
Loss on extinguishment of debt, net	—	1,007
Loss (gain) on sale or write down of assets, net	17,986	(61,077)
Income tax expense	705	6,948
Distributions on preferred units	348	357
Adjusted EBITDA	702,634	712,258
REIT general and administrative expenses	27,164	30,056
Management Companies’ revenues	(28,512)	(26,023)
Management Companies’ operating expenses	67,799	61,030
Leasing expense, including joint ventures at pro rata	35,451	27,212
Straight-line and above/below market adjustments	(11,190)	(17,639)
NOI - All Centers	793,346	786,894
NOI of non-Same Centers	(4,283)	(46,821)
NOI - Same Centers	789,063	740,073
Lease termination income of Same Centers	(25,226)	(24,325)
NOI - Same Centers, excluding lease termination income	$763,837	$715,748

	2021	2020
Net income (loss) attributable to our Company	$14,263	($230,203)
Interest expense	285,200	167,638
Depreciation and amortization	464,846	503,782
Noncontrolling interests in the Operating Partnership	714	(16,822)
Loss on extinguishment of debt, net	1,007	—
(Gain) loss on remeasurement, sale or write down of assets, net	(61,077)	231,284
Income tax expense (benefit)	6,948	(447)
Distributions on preferred units	357	371
Adjusted EBITDA	712,258	655,603
REIT general and administrative expenses	30,056	30,339
Management Companies’ revenues	(26,023)	(23,461)
Management Companies’ operating expenses	61,030	65,576
Leasing expense, including joint ventures at pro rata	27,212	27,631
Straight-line and above/below market adjustments	(17,639)	(49,892)

2023 PROXY STATEMENT I-1

APPENDIX I

	2021	2020
NOI - All Centers	$786,894	$705,796
NOI of non-Same Centers	(51,263)	(16,199)
NOI - Same Centers	735,631	689,597
Lease termination income of Same Centers	(25,046)	(14,871)
NOI - Same Centers, excluding lease termination income	$710,585	$674,726
NOI - Same Centers Percentage Change	7.26%	7.32%
NOI - Same Centers Percentage Change, excluding lease termination income	7.49%	6.08%

The following reconciles net (loss) income per share attributable to our Company-diluted to FFO per share-diluted for the years ended December 31, 2022, 2021 and 2020(1):

	2022	2021	2020
Net (loss) income per share attributable to our Company – diluted	$(0.31)	$0.07	$(1.58)
Per share impact of depreciation and amortization of real estate	1.94	2.17	3.11
Per share impact of loss on remeasurement of assets	—	—	1.04
Per share impact of loss (gain) on sale or write down of assets, net	0.18	(0.21)	0.46
FFO per share – basic and diluted	$1.81	$2.03	$3.03
Per share impact of financing expense in connection with Chandler Freehold	0.15	—	(0.87)
FFO per share – basic and diluted, excluding financing expense in connection with Chandler Freehold	$1.96	$2.03	$2.16
Per share impact of loss on extinguishment of debt, net	—	—	—
FFO per share excluding financing expense in connection with Chandler Freehold and extinguishment of debt, net – diluted	$1.96	$2.03	$2.16

(1)

For the definition of FFO see “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Funds from Operations” on pages 62-63 in our Annual Report on Form 10-K for the year ended December 31, 2022.

I-2 2023 PROXY STATEMENT

APPENDIX II

AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN

2023 PROXY STATEMENT II-1

II-2 2023 PROXY STATEMENT

THE MACERICH COMPANY

2003 EQUITY INCENTIVE PLAN

As Amended and Restated as of May 31, 2023

1.	THE PLAN.

1.1	Purpose.

The purpose of this Plan is to promote the success of the Company by providing the grant of Awards to attract, motivate, retain and reward key employees (including employees who are officers) and directors of, and certain consultants and advisors to, the Company with awards and incentives for individual service or performance, financial performance of the Company and market performance of the Corporation’s Common Stock. “Corporation” means The Macerich Company, a Maryland corporation, and its successors, and “Company” means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article 7.

1.2	Administration and Authorization; Power and Procedure.

(a)

Committee. This Plan shall be administered by and all Awards to Eligible Persons shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by unanimous written consent of its members. Where the Committee authorizes the issuance of shares under this Plan, the Committee shall adopt a resolution which sets the minimum consideration for the shares to be issued or a formula for its determination, fairly describes any consideration other than money and states any findings required by this Plan or the partnership agreement of The Macerich Partnership, L.P.

(b)

Plan Awards; Interpretation; Powers of Committee. Subject to the express provisions of this Plan, the resolutions of the Board approving this Plan, and compliance with Section 2-203 of the Maryland General Corporation Law, the Committee shall have the authority:

(i)	to determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive an Award;

(ii)

to grant or approve Awards, including Awards issued by its Subsidiaries, to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards, including any performance criteria, consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

(iii)	to approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants);

(iv)

to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

(v)

to cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Employees, subject to any required consent under Section 6.6;

(vi)	to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum term of such Awards under Section 1.6;

(vii)

to determine whether, and the extent to which, adjustments are required pursuant to Section 6.2 hereof and authorize the termination, conversion, substitution or succession of Awards upon the occurrence of an event of the type described in Section 6.2; and

(viii)	to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

Notwithstanding the foregoing and except for an adjustment pursuant to Section 6.2(a) the Committee shall not without the approval of stockholders (1) amend an outstanding Option or SAR to reduce the exercise price or base price of the Award, (2) cancel, exchange, or surrender an outstanding Option or SAR, when the exercise or base price exceeds the Fair Market Value of one share of Common

2023 PROXY STATEMENT II-3

Stock, in exchange for cash or other Awards, (3) cancel, exchange, or surrender an outstanding Option or SAR in exchange for an Option or SAR with an exercise or base price that is less than the exercise or base price of the original Award, or (4) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Company’s shares of Common Stock are listed.

(c)

Binding Determinations/Liability Limitation. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

(d)

Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

(e)	Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

1.3	Participation.

Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine.

1.4	Shares Available for Awards; Share Limits.

(a)

Shares Available. Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock. The shares may be delivered for any lawful consideration.

(b)	Share Limits.

(i)

The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under this Plan shall not exceed 25,025,428 shares, which is inclusive of shares previously authorized for issuance under this Plan (the “Share Limit”).

(ii)	The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as Incentive Stock Options granted under this Plan is 4,000,000 shares.

(iii)	The maximum number of shares subject to those Options and Stock Appreciation Rights that are granted during any calendar year to any individual under this Plan shall be limited to 750,000.

(iv)	Each of the foregoing numerical limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 6.2.

(c)

Calculation of Available Shares and Replenishment. To the extent that an Award granted under this Plan is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. In the event that shares of Common Stock are delivered in respect of a Dividend Equivalent Right granted under this Plan (and for purposes of clarity, other than as a result of an adjustment pursuant to Section 6.2), the actual number of shares delivered with respect to the Award shall be counted against the share limits of this Plan. (For purposes of clarity, if 1,000 Dividend Equivalent Rights are granted and outstanding when the Corporation pays a dividend, and 50 shares are delivered in payment of those rights with respect to that dividend, 50 shares shall be counted against the share limits of this Plan). To the extent that shares of Common Stock are delivered pursuant to the exercise of an Option or Stock Appreciation Right granted under

II-4 2023 PROXY STATEMENT

this Plan, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits under Section 1.4(b), as opposed to only counting the shares actually issued. (For purposes of clarity, if a Stock Appreciation Right relates to 100,000 shares and is exercised at a time when the payment due to the Participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits under Section 1.4(b) with respect to such exercise.) Shares that are subject to or underlie Awards granted under this Plan which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent Awards under this Plan. Shares that are exchanged by a Participant or withheld by the Corporation as full or partial payment in connection with any Award under this Plan, as well as any shares exchanged by a Participant or withheld by the Corporation or one of its Subsidiaries to satisfy the tax withholding obligations related to any Award, shall not be available for subsequent Awards under this Plan. In the event the Corporation repurchases shares of Common Stock on the open market, such shares shall not be added to the share limits under Section 1.4(b). Refer to Section 6.12 for application of the foregoing share limits with respect to assumed awards. The foregoing adjustments to the share limits of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to Awards intended as performance-based compensation thereunder.

1.5	Grant of Awards.

Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of Performance Share Awards, in addition to matters addressed in Section 1.2(b), the specific objectives, goals and performance criteria that further define the terms of the Performance Share Award. Each Award shall be evidenced by an Award Agreement. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee consistent with the specific provisions of this Plan.

1.6	Award Period.

Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but, subject to Section 4.1(c), in the case of Options and Stock Appreciation Rights, not later than ten (10) years after the Award Date.

1.7	Limitations on Exercise and Vesting of Awards.

(a)	Provisions for Exercise. Once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award.

(b)

Procedure. Any exercisable Award shall be deemed to be exercised when the Secretary or the Treasurer of the Corporation or its or their designee approves a notice of such exercise in the form required by the Company from the Participant, together with any required payment made in accordance with Section 2.2.

(c)

Fractional Shares/Minimum Issue. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

1.8	No Transferability; Limited Exception to Transfer Restrictions.

(a)

Limit On Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 1.8, by applicable law and by the Award Agreement, as the same may be amended, (i) Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) Awards shall be exercised only by the Participant; and (iii) amounts payable or shares issuable pursuant to any Award shall be delivered only to (or for the account of) the Participant.

(b)

Exceptions. The Committee may permit Awards to be exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant’s immediate family, or charitable institutions, trusts or other entities controlled by or whose beneficiaries or beneficial owners are the Participant and/or members of the Participant’s immediate family or to such other related persons or entities as may be approved by the Committee, pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Committee may

2023 PROXY STATEMENT II-5

establish. Consistent with Section 6.4, any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer (i) is being made for essentially donative, estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration or in exchange for an interest in a qualified transferee), and (ii) will not compromise the Corporation’s ability to register shares issuable under this Plan on SEC Form S-8 under the Securities Act or a Subsidiary’s ability to rely on SEC Rule 701 thereunder with respect to Subsidiary interests or securities. Notwithstanding the foregoing, ISOs and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code.

(c)	Further Exceptions to Limits On Transfer. The exercise and transfer restrictions in Section 1.8(a) shall not apply to:

(i)	transfers to the Corporation,

(ii)

the designation of a beneficiary to receive benefits in the event of the Participant’s death or, if the Participant has died, transfers to or exercise by the Participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(iii)	subject to any applicable ISO limitations, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Committee,

(iv)	if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

(v)

the authorization by the Committee of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

2.	OPTIONS.

2.1	Grants.

One or more Options may be granted under this Article to any Eligible Person. Each Option granted shall be designated in the applicable Award Agreement, by the Committee as either an Incentive Stock Option, subject to Section 2.3, or a Nonqualified Stock Option.

2.2	Option Price.

(a)

Pricing Limits. The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time of the Award, provided that such price shall be no less than 100% (110% in the case of an Incentive Stock Option granted to a Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant and in all cases shall not be less than the par value thereof, payable in any form of lawful consideration specified by the Committee.

(b)

Payment Provisions. The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; or (iii) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant’s ability to exercise an Award by delivering such shares. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise. In addition to the payment methods described above and to the extent permitted by applicable law, the Committee may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price and, unless otherwise allowed by the Committee, any applicable tax withholding under Section 6.5. The Corporation shall not be obligated to deliver the shares unless and until it receives full payment of the exercise price therefor and any related withholding obligations have been satisfied.

2.3	Limitations on Grant and Terms of Incentive Stock Options.

(a)

$100,000 Limit. To the extent that the aggregate “Fair Market Value” of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock

II-6 2023 PROXY STATEMENT

subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as Nonqualified Stock Options. For this purpose, the “Fair Market Value” of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

(b)

Other Code Limits. Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that qualifies as a “subsidiary corporation” pursuant to Section 424(f) of the Code. For this purpose, a “subsidiary corporation” means any Subsidiary that is a corporation in an unbroken chain of corporations beginning with the Corporation if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain of corporations owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. There shall be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.

2.4	Limits on 10% Holders.

No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

2.5	Effects of Termination of Employment or Service.

(a)	Options. Unless otherwise provided in, or by authorized amendment to, the Award Agreement or provided in another applicable agreement with the Participant:

(i)

Options – Resignation or Dismissal. If the Participant’s employment by (or other service specified in the Award Agreement to) the Company terminates for any reason (the date of such termination being referred to as the “Severance Date”) (other than Total Disability or death, Retirement, or for Cause (as determined in the discretion of the Committee)), the Participant shall have three months after the Severance Date, but not beyond the original option term, to exercise any Option to the extent it is exercisable on the Severance Date. In the case of a termination for Cause, the Option shall terminate on the Severance Date. In other cases, the Option, to the extent not exercisable on the Severance Date, shall terminate on that date.

(ii)

Options – Death or Disability. If the Participant’s employment by (or specified service to) the Company terminates as a result of Total Disability or death, the Participant, Participant’s Personal Representative or his or her Beneficiary, as the case may be, shall have until 12 months after the Severance Date, but not beyond the original option term, to exercise any Option to the extent it is exercisable by the Severance Date. The Option, to the extent not exercisable on the Severance Date, shall terminate on that date.

(iii)

Options – Retirement. If the Participant’s employment by (or specified service to) the Company terminates as a result of Retirement, the Participant, Participant’s Personal Representative or his or her Beneficiary, as the case may be, shall have until 12 months after the Severance Date, but not beyond the original option term, to exercise any Nonqualified Stock Option (three months after the Severance Date in the case of an Incentive Stock Option) to the extent it is exercisable by the Severance Date. The Option, to the extent not exercisable on the Severance Date, shall terminate on that date.

(b)

Certain SARs. Any SAR granted concurrently or in tandem with an Option shall have the same post-termination provisions and exercisability periods as the Option to which it relates, unless the Committee otherwise provides.

(c)

Committee Discretion. Notwithstanding and without limiting the foregoing provisions of this Section 2.5, in the event of, or in anticipation of, a termination of employment or service with the Company for any reason the Committee may, in its discretion, increase the portion of the Participant’s Award available to the Participant, or Participant’s Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period, upon such terms as the Committee shall determine and expressly set forth in or by amendment to the Award Agreement.

2023 PROXY STATEMENT II-7

(d)

Limitations on Incentive Stock Options. Notwithstanding the foregoing, to the extent that the post-termination exercise period of an Incentive Stock Option exceeds the limitations under Section 422 the Code, such Option will cease to be treated as an Incentive Stock Option and shall be treated as a Nonqualified Stock Option at such time that the applicable time limit is exceeded.

2.6

Limitation on Exercise of Option Award. No Participant may receive Common Stock upon exercise of an Option to the extent that it will cause such person to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit. If a Participant exercises any portion of an Option (by tendering the exercise price to the Corporation) which upon delivery of the Common Stock would cause the holder of the Option to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit, the Corporation shall have the right to deliver to the Participant, in lieu of Common Stock, a check or cash in the amount equal to the Fair Market Value of the Common Stock otherwise deliverable on the date of exercise (minus any amounts withheld pursuant to Section 6.5).

3.	STOCK APPRECIATION RIGHTS (INCLUDING LIMITED STOCK APPRECIATION RIGHTS).

3.1	Grants.

In its discretion, the Committee may grant to any Eligible Person Stock Appreciation Rights either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

3.2	Exercise of Stock Appreciation Rights.

(a)

Tandem SARs. Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right related to an Option shall be exercisable at such time or times, and to the extent, that the related Option shall be exercisable. The base price of any SAR related to an Option may be less than the Fair Market Value of the Common Stock on the grant date, provided that such price shall be no less than the exercise price of the related Option. To the extent that a Stock Appreciation Right is exercised, the number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall, however, be reduced by the referenced number of underlying shares as to which the exercise related.

(b)

Stand-Alone SARs. Subject to Sections 1.6 and 1.7, a Stock Appreciation Right granted independently of any other Award shall be exercisable pursuant to the terms of the Award Agreement. The base price of each stand-alone SAR shall be determined by the Committee at the time of the Award, provided that such price shall be no less than 100% of the Fair Market Value of the Common Stock on the date of grant.

3.3	Payment.

(a)

Amount. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant shall be entitled to receive payment of an amount determined by multiplying:

(i)

the difference obtained by subtracting the exercise price per share of Common Stock under the related Award (if applicable) or the initial share value specified in the Award from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

(ii)	the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

(b)

Form of Payment. The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose. Notwithstanding anything contained herein to the contrary, no Participant may receive Common Stock upon the exercise of a Stock Appreciation Right to the extent it will cause such person to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit. In the event that a Participant exercises any portion of a Stock Appreciation Right which upon delivery of Common Stock would cause

II-8 2023 PROXY STATEMENT

such Participant to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit, the Corporation shall have the right, notwithstanding any election granted to the Participant by the Committee, to deliver a check or cash to the Participant.

4.	RESTRICTED STOCK AND STOCK UNIT AWARDS.

Subject to any applicable limitations under applicable law, resolutions of the Board, other generally applicable terms and conditions of this Plan, and such rules and procedures as the Committee may establish from time to time:

4.1	Grants.

(a)

Restricted Stock. The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable law) by the Participant, the extent (if any) to which and the time (if ever) at which the Participant shall be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide, such as in the case of Awards principally for services already rendered, or to the extent provided in an applicable agreement with the Participant. Stock certificates or book entries representing shares of Restricted Stock pending the lapse of the restrictions (“Restricted Shares”) shall bear a legend or notation making appropriate reference to the restrictions imposed hereunder and (if in certificate form) shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

(b)

Stock Units. The Committee may, in its discretion, authorize and grant to any Eligible Person a Stock Unit Award or the crediting of Stock Units for services rendered or to be rendered or in lieu of other compensation, consistent with other applicable terms of this Plan, may permit an Eligible Person to irrevocably elect to defer by means of Stock Units or receive in Stock Units all or a portion of any Award hereunder, or may grant Stock Units in lieu of, in exchange for, in respect of, or in addition to any other compensation or Award under this Plan. The specific terms, conditions, and provisions relating to each Stock Unit grant or election, including the applicable vesting and payout provisions of the Stock Units and the form of payment to be made at or following the vesting thereof, shall be set forth in or pursuant to the applicable agreement or Award and any relevant Company bonus, performance or other service or deferred compensation plan, in form substantially as approved by the Committee.

(c)

Payouts. The Committee in the applicable Award Agreement or the relevant Company deferred compensation plan may permit the Participant to elect the form and time of payout of vested Stock Units on such conditions or subject to such procedures as the Committee may impose, and may permit or require Restricted Stock or Stock Unit offsets or other provision for payment of any applicable taxes that may be due on the crediting, vesting or payment in respect of the Stock Units in accordance with Section 6.5.

4.2	Restrictions.

(a)

Pre-Vesting Restraints. Except as provided in Section 4.1 and 1.8, Restricted Shares comprising any Restricted Stock Award and rights in respect of Stock Unit Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on Restricted Shares have lapsed and the shares issuable pursuant to the Stock Unit Award have been issued.

(b)

Dividend and Voting Rights. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to dividend and voting rights for all shares issued even though they are not vested, provided that such rights shall terminate immediately as to any Restricted Shares that cease to be eligible for vesting. Restricted Stock Awards (to the extent not also entitled to receive dividends) and Stock Unit Awards may include Dividend Equivalent Rights to the extent authorized by the Committee, as provided in Section 5.6.

2023 PROXY STATEMENT II-9

(c)

Payments. If the Participant shall have paid or received cash, shares or other property (including any payments in respect of dividends) in connection with the Restricted Stock Award or Stock Unit Award, the Award Agreement shall specify the extent (if any) to which such amounts shall be returned (with or without an earnings factor) as to any Restricted Shares or Stock Unit Awards which cease to be eligible for vesting.

4.3	Return to the Corporation.

Unless the Committee otherwise expressly provides, Restricted Shares or Stock Units that remain subject to conditions to vesting upon restrictions at the time of termination of employment or service or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation or cancelled, as the case may be, unless the Committee otherwise provides in or by amendment to the applicable terms of the Award.

5.	PERFORMANCE SHARE AWARDS, OTHER STOCK AWARDS AND DIVIDEND EQUIVALENT RIGHTS.

5.1	Grants of Performance Share Awards.

Subject to Section 6.4, the Committee may, in its discretion, grant Performance Share Awards to Eligible Persons based upon such factors as the Committee shall deem relevant in light of the specific type and terms of the award. An Award Agreement shall specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration and subject to any limitations under applicable law, resolutions of the Board, other generally applicable terms and conditions of this Plan) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares, cash or other property to the Participant shall be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award shall be based upon the degree of attainment over a specified period of not more than 10 years (a “performance cycle”) as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant’s death, Retirement, Total Disability, a Change in Control Event or in such other circumstances as the Committee may determine.

5.2	Special Performance-Based Awards.

(a)

General Provisions. Without limiting the generality of the foregoing, and in addition to qualifying awards granted under other provisions of this Plan (i.e. Options or SARs granted with an exercise price not less than Fair Market Value at the applicable date of grant for Section 162(m) purposes to Eligible Employees (“Presumptively Qualifying Awards”)), the Committee may authorize and grant to any Eligible Employee, other cash or stock-related performance-based awards, including “performance-based” awards within the meaning of Section 162(m) of the Code (“Performance-Based Awards”), whether in the form of restricted stock, stock appreciation rights, performance stock, phantom stock, stock units, Dividend Equivalent Rights (“DERs”), or other rights, whether or not related to stock values or appreciation, and whether payable in cash, Common Stock or a combination thereof. If the Award (other than a Presumptively Qualifying Award) is intended as performance-based compensation under Section 162(m) of the Code, the vesting or payment thereof will depend on the performance of the Company on a consolidated, Subsidiary, segment, division, region or property basis, measured on an absolute basis or relative to other companies, an index, or other benchmark, with reference to performance goals relative to one or more of the following business criteria (the “criterion”): funds from operations, EBITDA, stock appreciation, total stockholder return, total revenue growth, net income, net operating income growth, occupancy gains, releasing spreads, square footage growth, sales per square foot growth, same center net operating income growth, gross operating margin improvement, and improvement in balance sheet metrics. To qualify Awards as performance-based under Section 162(m), the applicable business criteria and specific performance goal or goals (“targets”) must be established and approved by the Committee during the first 90 days of the applicable performance period (or before one-quarter of the performance measurement period has elapsed, if such period is less than one year) and while the performance relating to such targets remains substantially uncertain within the meaning thereof. To the extent provided in the applicable Award Agreement, performance targets shall be adjusted to exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including: (i) restructurings, discontinued operations, and other unusual or nonrecurring

II-10 2023 PROXY STATEMENT

gains and losses, (ii) an event not directly related to the operations of the Company, Subsidiary, segment, division, region, or property, (iii) the cumulative effects of tax or accounting changes, or (iv) other events not foreseen at the time the targets were set. The applicable performance measurement period may be not less than three months nor more than 10 years.

(b)

Maximum Award. Grants or awards under this Section 5.2 may be paid in cash or stock or any combination thereof. In no event shall grants of stock-related Awards (other than Options and Stock Appreciation Rights) made in any calendar year to any Eligible Employee under this Plan relate to more than 1,000,000 shares, subject to adjustment pursuant to Section 6.2. In no event shall grants made to any Eligible Employee under this Plan of Awards payable only in cash and not related to stock provide for payment of more than (x) $3,000,000, times (y) the applicable number of years (not more than 10) to which the Awards relate in the performance periods. If an Award pursuant to this Section 5.2 is payable in cash or restricted shares, the lesser of the share limit or the dollar limit of this Section 5.2(b) shall apply.

(c)

Committee Certification. Except as otherwise permitted to qualify as performance-based compensation under Section 162(m), before any Performance-Based Award under this Section 5.2 is paid, the Committee must certify that the performance standard, target(s), and the other material terms of the Performance-Based Award were in fact satisfied.

(d)

Terms and Conditions of Awards. The Committee will have discretion to determine the restrictions or other limitations of the individual Awards under this Section 5.2, including the authority to reduce Awards, to determine payout schedules and the extent of vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise. The Committee may provide that in the event a Participant terminates employment or service for any one or more reason during a Plan Year, the Participant shall forfeit all rights to any Award for the Plan Year.

(e)

Expiration of Grant Authority. As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Committee’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Presumptively Qualifying Awards) shall terminate upon the first meeting of the Corporation’s stockholders that occurs in the fifth year following the year in which the Corporation’s stockholders first approve this Plan, subject to any subsequent extension that may be approved by stockholders.

5.3	Grants of Stock Bonuses and Other Awards.

Subject to Section 6.4, the Committee may grant a Stock Bonus to any Eligible Person to reward services, contributions or achievements, or in connection with the deferral of compensation, the value of which shall be determined by the Committee, in the manner and on such terms and conditions (including restrictions on such shares, if any) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

5.4	Deferred Payments.

The Committee may authorize for the benefit of any Eligible Person the deferral of any payment of cash or shares or other property that may become due or of cash otherwise payable under this Plan, and provide for accretions to benefits thereon based upon such deferment (including, but not limited to a greater nominal value in shares than in cash or an allowance for interest, dividend equivalents or appreciation rights) at the election or at the request of such Participant or as a mandatory basis as a condition of the Award, subject to the other terms of this Plan. Such deferral shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

5.5	Limitations on Awards.

Notwithstanding the provisions of this Article 5, in no case may any Award of shares be granted to the extent that it will cause an Eligible Person to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit.

5.6	Dividend Equivalent Rights.

In its discretion, the Committee may grant to any Eligible Person DERs concurrently with the grant of any Award on such terms as set forth by the Committee in the Award Agreement. DERs shall be based on all or part of the amount of dividends declared on shares of Common Stock and shall be paid or credited as of dividend payment dates, during the period between the date of

2023 PROXY STATEMENT II-11

grant (or such later date as the Committee may set) and the date the Award is settled or expires (or such earlier date as the Committee may set), as determined by the Committee. DERs shall be payable in cash, shares or other property, or (to the extent permitted by law) may be subject to such conditions, not inconsistent with Section 162(m) (in the case of Options or SARs, or other Awards intended to satisfy its conditions with respect to deductibility), as may be determined by the Committee.

5.7	Operating Partnership Units or other Convertible Units.

The Committee may authorize for the benefit of any Eligible Person the issuance of Common Stock or the payment of cash in connection with, or upon exercise, conversion or exchange of, operating partnership units (both full value and appreciation only), phantom units or other interests in Subsidiaries that are issued by the Subsidiary with the Committee’s approval and any required Board approval and that are convertible or exchangeable into Common Stock, units or cash.

5.8	Alternative Payments.

The Committee may require or allow all or a portion of an Award under this Article 5 to be paid or credited in the form of shares of Common Stock, Restricted Shares, Stock Units, an Option or other Award.

6.	OTHER PROVISIONS.

6.1	Rights of Eligible Persons, Participants and Beneficiaries.

(a)	Employment Status. Status as an Eligible Person shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

(b)

No Employment/Service Agreement. Nothing contained in this Plan (or in any other documents under this Plan or in any Award) shall confer upon any Eligible Employee or other Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Company to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section, however, is intended to adversely affect any express independent right of such person under a separate employment or other agreement other than an Award Agreement.

(c)

Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Company, and (except as provided in Section 1.4) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

6.2	Adjustments; Acceleration.

(a)

Adjustments. Upon or in contemplation of: any reclassification, recapitalization, stock split, stock dividend or reverse stock split (collectively, a “stock split”); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the assets of the Corporation as an entirety; then the Committee shall:

(i)

equitably and proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (c) the grant, purchase, or exercise price (which term includes the base price in the case of SARs or similar rights) of any or all outstanding Awards, (d) the securities, cash or other property deliverable upon exercise of any or all outstanding Awards, or (e) (subject to limitations under Section 6.10(c)) the performance standards appropriate to any or all outstanding Awards, or

II-12 2023 PROXY STATEMENT

(ii)

make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding share-based Awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based Awards, based upon the distribution or consideration payable to holders of the outstanding Common Stock upon or in respect of such event.

The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise price of the Award, unless otherwise provided in, or by authorized amendment to, the Award Agreement or provided in another applicable agreement with the Participant.

The Committee shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and/or the terms of outstanding Awards to take into account cash or stock dividends declared and paid other than in the ordinary course to the extent determined to be necessary by the Committee to avoid distortion in the value of the Awards. Notwithstanding anything to the contrary set forth in this Section 6.2(a), no adjustment shall be required if such action would cause an Award to fail to satisfy the conditions of any applicable exception from the requirements of Section 409A of the Code or otherwise would subject a participant to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.

In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally. In the case of any stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by clause (a)(i) above shall nevertheless be made.

It is intended that, if possible, any adjustments contemplated by the preceding provisions of this Section 6.2(a) be made in a manner that satisfies applicable U.S. legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code, Section 409A of the Code and Section 162(m) of the Code) and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.

Without limiting the generality of Section 1.2(c), any good faith determination by the Committee as to whether an adjustment is required in the circumstances pursuant to this Section 6.2(a), and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.

(b)

Automatic Termination upon Settlement. Without limiting the authority of the Company under Section 6.2(a) or (c), if provision has been made by the Committee for the assumption, substitution, exchange or other settlement (each of the foregoing, a “settlement”) or continuation of at least the vested portion of an outstanding Award pursuant to Section 6.2(a) upon or in anticipation of either (i) a Change in Control Event approved by the Board, or (ii) a reorganization event which the Company does not survive (or does not survive as a public company in respect of its outstanding common stock) then (subject, however, to the terms of such settlement or continuation and any specific terms of the Award or another applicable written agreement to the contrary) the prior outstanding Award shall terminate upon consummation of the event to the extent so provided.

(c)

Double Trigger Change in Control Acceleration of Awards. The following shall apply to Awards (or replacement awards) held by any Participant immediately prior to the occurrence of a Qualified Termination upon or not later than 24 months following a Change in Control Event:

(i)	each Option and Stock Appreciation Right shall become immediately vested and exercisable,

(ii)	all shares of Restricted Stock shall immediately vest free of restrictions, and

(iii)	each other Award shall become immediately payable to the Participant.

A “Qualified Termination” for these purposes (i) includes any termination of employment by the Company (other than for Cause or because of the Participant’s death or Total Disability), subject to the actual occurrence of the Change in Control Event, (ii) may include a constructive termination by the Company (such as a termination by the Participant for specified reasons), and (iii) may be deemed (subject to actual occurrence of the Change in Control Event before expiration or other termination of the Award) to include any such termination by the Company in express contemplation of a publicly announced Change in Control Event.

2023 PROXY STATEMENT II-13

If Awards are not assumed, continued, or replaced in connection with a Change in Control Event, the foregoing subsections (i) through (iii) shall apply to such Awards.

The Committee may override the provisions regarding acceleration in this Section 6.2(c) by express provision in the Award Agreement or otherwise and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Committee to occur (subject to Section 6.2(d)), immediately prior to the event.

(d)

Limitation on Award Adjustments. To the extent limited by Section 162(m) in the case of an Award intended as a performance-based award for purposes of Section 162(m) and necessary to assure deductibility of the compensation payable under the Award, the Committee shall have no discretion under this Plan (i) to increase the amount of compensation or the number of shares that would otherwise be due upon the attainment of the applicable performance goal or the exercise of the option or SAR or (ii) to waive the achievement of any applicable performance goal as a condition to receiving a benefit or right under an Award.

(e)	No Extension Beyond Expiration. Notwithstanding the foregoing, in no event shall an Award be reinstated or extended beyond its final expiration date.

(f)

Possible Rescission of Acceleration. If the vesting of an Award has been accelerated expressly in anticipation of an event or upon stockholder approval of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

(g)	Terminology. As used in this Section 6.2 and without limiting the authority of the Board in other contexts, the term “Committee” includes alternatively, the Board.

6.3	Effect of Termination of Service on Awards.

(a)

General. Subject to Section 2.5, the Committee shall establish the effect of a termination of employment or service on the rights and benefits under each Award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of Award. Unless otherwise provided in the Award Agreement or other provision of this Plan or another written agreement with the Participant, the Severance Date shall be the later of (1) the date of termination (for any reason whatsoever) of the Participant’s employment by the Company, in the case of an Award granted to an employee; (2) the date of termination of directorship in the case of an Award granted to or held by a director (or former employee continuing in service as a director); or (3) the date of termination of services to the Company, as determined by the Committee, in the case of an Other Eligible Person. Notwithstanding the foregoing, the Committee may authorize by express provision in or amendment to an Award an extension of the date of termination of the Award if a person’s status after grant changes from one eligible category to another, or in other circumstances that the Committee deems appropriate.

(b)

Termination of Consulting or Affiliate Services. If the Participant is not an Eligible Employee or Non-Employee Director and provides services as an Other Eligible Person, the Committee shall be the sole judge of whether the Participant continues to render services to the Company, unless a written agreement with the Participant or the Award otherwise provides. If in these circumstances the Company notifies the Participant in writing that a termination of services of the Participant for purposes of this Plan has occurred, then (unless the written agreement or Award otherwise expressly provides), the Participant’s termination of services for purposes of Section 2.5, 3, 4.3 or 5 shall be the date which is 10 days after the Company’s mailing of the notice or, in the case of a termination for Cause, the date of the mailing of the notice.

(c)

Effect on Unvested Awards. Unless otherwise provided in the applicable Award Agreement and subject to the other provisions of this Plan, a Restricted Stock Award, Stock Appreciation Right, Performance Share Award, or Stock Unit Award, to the extent such Award has not become exercisable, or vested, as the case may be, as of the applicable Severance Date, shall terminate on the Severance Date without further payment or benefit of any kind; and any Option theretofore outstanding and not exercisable shall terminate. Vested Options and any related SARs are further subject to the provisions of Section 2.5.

(d)

Events Not Deemed Terminations of Service. Unless Company policy or the Committee otherwise provides, the employment relationship shall not be considered terminated in the case of (i) sick leave, (ii) military leave, or (iii) any other

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leave of absence authorized by the Company or the Committee; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Eligible Employee on an approved leave of absence, continued vesting of the Award while on leave from the employ of the Company may be suspended until the employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

(e)

Effect of Change of Subsidiary Status. For purposes of this Plan and any Award, if an entity ceases to be a Subsidiary an involuntary termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of the Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company after giving effect to the Subsidiary’s change of status.

6.4	Compliance with Laws.

This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

6.5	Tax Matters.

Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion (subject to Section 6.4) require or grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, that the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum number required for tax withholding under applicable law. Notwithstanding anything to the contrary in the foregoing, the Company may permit tax withholding in shares in excess of the statutory minimum provided the accounting rules under ASC 718 will not result in liability classification of the awards under the rules.

6.6	Plan and Award Amendments, Termination and Suspension.

(a)

Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

(b)

Stockholder Approval. To the extent then required under Section 1.2(b) of the Plan, Sections 162, 422 or 424 of the Code or any other applicable law or listing agency, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

(c)

Amendments to Awards. Without limiting any other express authority of the Committee under (but subject to) the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and (subject to the requirements of Sections 1.2(b), 1.6 and 6.6(d) and subject to the resolutions of the Board approving the Plan) may make other changes to the terms and conditions of Awards, including without limitation, providing for shorter vesting periods or longer exercise periods for Awards.

2023 PROXY STATEMENT II-15

(d)

Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section 6.6.

(e)

ISO Acceleration. The portion of any Incentive Stock Option accelerated in connection with a Change in Control Event or any other action permitted hereunder shall remain exercisable as an Incentive Stock Option only to the extent the applicable $100,000 limitation is not exceeded. To the extent exceeded, the accelerated portion of the Option shall be exercisable as a Nonqualified Stock Option under the Code.

6.7	Privileges of Stock Ownership.

Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

6.8	Effective Date of the Plan.

This amended and restated version of the Plan is effective as of May 31, 2023, the date of approval by the Board (the “Effective Date”). Awards granted under this Plan prior to such date shall be governed by the terms of this Plan as in effect on the applicable grant date of the Award and the applicable Award Agreement. The Plan shall be submitted for and subject to stockholder approval.

6.9	Term of the Plan.

No Award will be granted under this Plan after the date that is ten (10) years after the later of (i) the Effective Date or (ii) the most recent increase in the Share Limit approved by shareholders (the “Termination Date”) and no Incentive Stock Option will be granted under this Plan after the Termination Date. Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the Termination Date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and in respect of Awards outstanding on the Termination Date.

6.10	Governing Law/Construction/Severability.

(a)	Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Maryland.

(b)	Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(c)	Plan Construction.

(i)

Rule 16b-3. It is the intent of the Corporation that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Awards or events under Awards or if a particular Award or event does not so qualify.

(ii)

Section 162(m). It is the further intent of the Company that (to the extent the Company or Awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code), Options or SARs granted with an exercise or base price not less than the Fair Market Value on the date of grant and performance-based awards under Section 5.2 of this Plan that are granted to or held by a person subject to Section 162(m) of the Code will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m) of the Code, to the extent that the authorization of the Award (or the payment thereof, as the case may be) satisfies any applicable administrative requirements thereof.

II-16 2023 PROXY STATEMENT

6.11	Captions.

Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

6.12	Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation.

Awards may be granted under this Plan in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The Awards so granted need not comply with other specific terms of this Plan, provided the Awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security.

Any such shares that are issued and any awards that are granted by, or become obligations of, the Company, as a result of the assumption by the Company or an affiliate of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Company (or a subsidiary or affiliate) in connection with a business or asset acquisition or similar transaction) shall not be counted against the maximum number of shares and awards available for issuance under the Plan.

6.13	Non-Exclusivity of Plan.

Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

6.14	No Corporate Action Restriction.

The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the Corporation’s or any Subsidiary’s capital structure or its business, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the Corporation’s or any Subsidiary’s capital stock or the rights thereof, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the Corporation or any Subsidiary’s assets or business, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any Award or Award Agreement against any member of the Board or the Committee, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

6.15	Other Company Benefit and Compensation Program.

Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Company or the Subsidiaries.

6.16	Clawback Policy.

Awards granted under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.

7.	DEFINITIONS.

7.1	Definitions.

(a)

“Award” means (i) an award of any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, Stock Unit, Performance Share Award, Dividend Equivalent Right or deferred payment right, convertible, exchangeable or other security pursuant to Section 5.7, or other right or security that would constitute a “derivative security” under Rule 16a-1(c)

2023 PROXY STATEMENT II-17

of the Exchange Act, or any combination thereof, whether alternative or cumulative, or (ii) a cash award (whether or not intended to qualify as a Performance-Based Award under Section 5.2), in each case authorized by and granted under this Plan.

(b)

“Award Agreement” means either (1) a written award agreement in a form approved by the Committee and executed by the Corporation by an officer duly authorized to act on its behalf, or (2) an electronic notice of award grant in a form approved consistent with the written award agreement approved by the Committee and recorded by the Corporation (or its designee) in an electronic recordkeeping system used for the purpose of tracking award grants under this Plan generally, as the Corporation may provide and, in each case and if required by the Corporation, executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Corporation may require.

(c)	“Award Date” means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award.

(d)	“Award Period” means the period beginning on an Award Date and ending on the expiration date of such Award.

(e)

“Beneficial Ownership” shall mean ownership of Equity Shares by a person who would be treated as an owner of such shares either directly or indirectly through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have correlative meanings.

(f)

“Beneficiary” means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant’s death, and shall mean the Participant’s executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

(g)	“Board” means the Board of Directors of the Corporation.

(h)

“Cause” with respect to a Participant means (unless otherwise expressly provided in the applicable Award Agreement or another applicable agreement with the Participant) a termination of service based upon a finding by the Company, acting in good faith based on its reasonable belief at the time, that the Participant:

(1)	has failed to perform job duties in a material respect without proper cause; or

(2)

has materially breached a fiduciary duty, or willfully and materially violated any other duty, law, rule, regulation or policy of the Company in a manner injurious to the Company; or has been convicted of a felony; or

(3)	has materially breached any of the provisions of any agreement with the Company.

A termination for Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Committee) on the date on which the Company first delivers written notice to the Participant of a finding of termination for Cause.

(i)	“Change in Control Event” means any of the following:

(1)

The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of the Corporation (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this definition), the following acquisitions shall not constitute a Change of Control; (i) any acquisition directly from the Corporation, (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any affiliate of the Corporation or successor or (iv) any acquisition by any entity pursuant to a transaction that complies with Sections (3)(A), (3)(B) and (3)(C) below;

(2)

Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation’s stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board (including for these purposes, the new members whose election or nomination was so approved, without counting the member and his predecessor twice) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this

II-18 2023 PROXY STATEMENT

purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(3)

Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Corporation or all or substantially all of the Corporation’s assets directly or through one or more subsidiaries (“Parent”)) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any entity resulting from such Business Combination or a Parent or any employee benefit plan (or related trust) of the Corporation or such entity resulting from such Business Combination or Parent) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that the ownership in excess of 20% existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors or trustees of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(4)	Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

(j)	“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(k)	“Commission” means the Securities and Exchange Commission.

(l)

“Committee” means the Board or one or more committees appointed by the Board to administer all or certain aspects of this Plan, each committee to be comprised solely of one or more directors or such number as may be required under applicable law or the Corporation’s charter or Bylaws. Each member of a Committee shall be a “non-employee director” within the meaning of Rule 16b-3 and an “independent director” under the New York Stock Exchange listing standards. Each member of a Committee in respect of his or her participation in any decision with respect to an Award intended to satisfy the requirements of Section 162(m) of the Code must satisfy the requirements of “outside director” status within the meaning of Section 162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter.

(m)

“Common Stock” means the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

(n)	“Company” means, collectively, the Corporation and its Subsidiaries.

(o)

“Constructive Ownership” shall mean ownership of Equity Shares by a person who would be treated as an owner of such shares either directly or indirectly through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have correlative meanings.

(p)	“Corporation” means The Macerich Company, a Maryland corporation, and its successors.

(q)

“Dividend Equivalent Right” or “DER” means a right authorized under Section 5.6 of this Plan; provided, however, that Restricted Stock and other stock-based Awards shall not be deemed to be Awards coupled with Dividend Equivalent Rights insofar as shares of Common Stock or other securities underlying these Awards carry by their own terms the right to receive dividends or distributions.

(r)	“Eligible Employee” means an officer (whether or not a director) or key employee of the Company.

2023 PROXY STATEMENT II-19

(s)	“Eligible Person” means an Eligible Employee, a Non-Employee Director or any Other Eligible Person, as designated by the Committee in its discretion.

(t)	“Equity Shares” means shares that are either Common Stock or Preferred Stock.

(u)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(v)

“Fair Market Value” means, unless otherwise determined or provided by the Committee in the circumstances, the closing price (in regular trading) for a share of Common Stock on the New York Stock Exchange (the “Exchange”) for the date in question or, if no sales of Common Stock were reported on the Exchange on that date, the closing price (in regular trading) for a share of Common Stock on the Exchange for the next preceding day on which sales of Common Stock were reported on the Exchange. The Committee may, however, provide with respect to one or more Awards that the Fair Market Value shall equal the closing price (in regular trading) for a share of Common Stock on the Exchange on the last trading day preceding the date in question or the average of the high and low trading prices of a share of Common Stock on the Exchange for the date in question or the most recent trading day. If the Common Stock is no longer listed or is no longer actively traded on the Exchange as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Committee for purposes of the Award in the circumstances. The Committee also may adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s) (for example, and without limitation, the Committee may provide that Fair Market Value for purposes of one or more Awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

(w)	“Full-Value Award” means any Award under this Plan that is not an Option grant or a SAR grant.

(x)

“Incentive Stock Option” means an Option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the Award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

(y)

“Nonqualified Stock Option” means an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

(z)	“Non-Employee Director” means a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

(aa)

“Option” means an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option.

(bb)

“Other Eligible Person” means any individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction or as a market maker or promoter of the Company’s securities) to the Company, and who is selected to participate in this Plan by the Committee. An advisor or consultant may be selected as an Other Eligible Person only if such person’s participation in this Plan would not adversely affect (1) the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under this Plan by the Company or (2) the Corporation’s or any Subsidiary’s compliance with any other laws applicable to transactions or determinations under this Plan.

(cc)	“Ownership Limit” means 9.8% of the lesser of the number or value of the outstanding Equity Shares of the Corporation, except as otherwise permitted under the charter of the Corporation.

(dd)	“Participant” means an Eligible Person who has been granted an Award under this Plan.

(ee)

“Performance Share Award” means an Award of a right to receive shares of Common Stock under Section 5.1, or to receive shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

(ff)

“Personal Representative” means the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

II-20 2023 PROXY STATEMENT

(gg)	“Plan” means this 2003 Equity Incentive Plan, as it may be amended from time to time.

(hh)	“Preferred Stock” means the Preferred Stock of the Corporation.

(ii)	“Qualified Termination” is defined in Section 6.2(c).

(jj)

“Restricted Shares” or “Restricted Stock” means shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

(kk)

“Retirement” means, except as otherwise provided in an Award Agreement, retirement with the consent of the Company, from active service as an employee or officer of the Company or, in the case of a Non-Employee Director, a retirement or resignation as a director, in each case only on or after attaining age 55 with 10 or more years of service or after attaining age 65.

(ll)	“Rule 16b-3” means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

(mm)	“Section 16 Person” means a person subject to Section 16(a) of the Exchange Act.

(nn)	“Securities Act” means the Securities Act of 1933, as amended from time to time.

(oo)	“Severance Date” means the date of termination of employment or service as further defined in Section 6.3.

(pp)

“Stock Appreciation Right” or “SAR” means a right authorized under this Plan to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock.

(qq)

“Stock Bonus” means an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

(rr)

“Stock Unit” means a bookkeeping entry which serves as a unit of measurement relative to a share of Common Stock for purposes of determining the payment, in Common Stock or cash, of an Award, including a deferred benefit or right under this Plan. Stock Units are not outstanding shares and do not entitle a Participant to any dividend, voting or other rights in respect of any Common Stock represented thereby or acquirable thereunder. Stock Units, may, however, by express provision in the applicable Award Agreement, entitle a Participant to dividend equivalent rights, as defined by the Committee.

(ss)

“Subsidiary” means The Macerich Partnership, L.P., Macerich Management Company, Macerich Partners of Colorado LLC, Brooklyn Kings Plaza LLC, Valley Stream Green Acres LLC, Queens Center SPE LLC, Wilton Mall, LLC, Macerich Niagara LLC and WMAP L.L.C. or any corporation or other entity controlled (by stock ownership or otherwise), directly or indirectly by, or under common control with, the Corporation.

(tt)

“Total Disability” means a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

2023 PROXY STATEMENT II-21

THE MACERICH COMPANY
401 WILSHIRE BLVD., SUITE 700
SANTA MONICA, CA 90401

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 30, 2023 for shares held directly. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903
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Mark, sign and date your proxy card and return it promptly in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V08779-P90087 KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

  THE MACERICH COMPANY

The Board of Directors recommends you vote FOR the following nominees:

1.	Election of Directors

	Nominees:	For	Against	Abstain

	1a. Peggy Alford	☐	☐	☐

	1b. Eric K. Brandt	☐	☐	☐

	1c. Edward C. Coppola	☐	☐	☐

	1d. Steven R. Hash	☐	☐	☐

	1e. Enrique Hernandez, Jr.	☐	☐	☐

	1f. Daniel J. Hirsch	☐	☐	☐

	1g. Marianne Lowenthal	☐	☐	☐

	1h. Thomas E. O’Hern	☐	☐	☐

	1i. Steven L. Soboroff	☐	☐	☐

	1j. Andrea M. Stephen	☐	☐	☐

The Board of Directors recommends you vote FOR Proposals 2, 3 and 5 and 1 YEAR on Proposal 4.		For	Against	Abstain

2.	Approval of our Amended and Restated 2003 Equity Incentive Plan.	☐	☐	☐

3.	Advisory vote to approve our named executive officer compensation as described in our Proxy Statement.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain

4.	Advisory vote on the frequency of future advisory votes on the compensation of our named executive officers. ☐	☐	☐	☐
		For	Against	Abstain

5.	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.	☐	☐	☐

Proxies will be voted in the discretion of the persons named in this Proxy on any other matter that may properly come before the meeting or any postponement(s) or adjournment(s) thereof.

Please indicate if you plan to attend this meeting.		☐	☐
		Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other representative, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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V08780-P90087

THE MACERICH COMPANY

Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting to be held on May 31, 2023

The undersigned stockholder(s) of The Macerich Company, a Maryland corporation (the “Company”), hereby appoint(s) Ann C. Menard and Scott W. Kingsmore, and each of them, as Proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Company to be held at The Fairmont Miramar Hotel, 101 Wilshire Blvd., Santa Monica, California 90401, on May 31, 2023 at 10:00 a.m. local time, and at any postponement(s) or adjournment(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is/are entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement, the terms of each of which are incorporated herein by reference, and revokes any Proxy heretofore given with respect to such meeting or any postponement(s) or adjournment(s) thereof.

Note: It is possible that the originally scheduled time, day and/or location of the Annual Meeting of Stockholders may be changed. This Proxy will remain valid regardless of such changes.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for director in Proposal 1, “FOR” Proposals 2, 3 and 5 and for the “1 YEAR” frequency on Proposal 4, each as described in the Proxy Statement. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any postponement(s) or adjournment(s) thereof.

Continued and to be signed on reverse side